                                                                    EXHIBIT 2.1




                          PURCHASE AND SALE AGREEMENT

                                  BY AND AMONG

                         STONE & WEBSTER, INCORPORATED

                                      AND

                       STONE & WEBSTER OIL COMPANY, INC.

                                   as Sellers

                                      AND

                          SOUTHERN MINERAL CORPORATION

                                    as BUYER

                                October 31, 1995

                          PURCHASE AND SALE AGREEMENT
                               TABLE OF CONTENTS
                                  AND EXHIBITS

Section                                                                                     Page
-------                                                                                     ----

1.       Purchase and Sale  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

2.       Sales Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

3.       Earnest Money Deposit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

4.       Representations of S&W as to Corporate Matters . . . . . . . . . . . . . . . . . .   2

5.       Representations of SWOC as to Corporate Matters  . . . . . . . . . . . . . . . . .   2

6.       Representations by Sellers as to Evaluated Assets  . . . . . . . . . . . . . . . .   3

7.       Representations of Buyer . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

8.       SWOC Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

9.       Access to Files  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

10.      Notice of Material Title Defects . . . . . . . . . . . . . . . . . . . . . . . . .   9

11.      Adjustment for Material Title Defects  . . . . . . . . . . . . . . . . . . . . . .  11

12.      Conditions to Obligations of Sellers and Buyer . . . . . . . . . . . . . . . . . .  12

13.      The Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

14.      Effective Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

15.      Post-Closing Settlement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

16.      Casualty Loss  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

17.      Covenants of Sellers Pending the Closing . . . . . . . . . . . . . . . . . . . . .  17

18.      Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

19.      Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

                                    EXHIBITS


A-1              Balance Sheet of [SWOC] Stone & Webster Oil Company, Inc.

A-2              Balance Sheet of Venture Resources, Inc.

A-3              Balance Sheet of San Salvador Development Company, Inc.

A-4              Balance Sheet of Spruce Hills Production Company, Inc.

B.               SWOC Oil and Gas Interests

C.               List of Spruce Hills AFEs

D. List of Holders of Title of Evaluated Assets (Spruce Hills only)

E-1              SWOC Allocation (less Venture Resources)

E-2              Venture Resources Allocation

                    PURCHASE AND SALE AGREEMENT DEFINITIONS

Term                                                                               PAGE
----                                                                               ----

Allocated Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
Buyer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2
Corporations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
Defective Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
Earnest Money Deposit . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
Effective Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13
Environmental Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
Escrow Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
Evaluated Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
Material Title Defects  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
One Allen Center Office Lease . . . . . . . . . . . . . . . . . . . . . . . . .      8
Permitted Encumbrances  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
PFAC Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8
Post-Closing Settlement . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14
Prime Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14
Reserve Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
S&W . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
SWOC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
SWOC Evaluated Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
Sales Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
San Salvador  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
San Salvador Evaluated Assets . . . . . . . . . . . . . . . . . . . . . . . . .      9
Sellers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
Spruce Hills  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
Spruce Hills Evaluated Assets . . . . . . . . . . . . . . . . . . . . . . . . .      9
Title Defects . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
Venture Resources . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1

                          PURCHASE AND SALE AGREEMENT

         THIS PURCHASE AND SALE AGREEMENT, made and entered into as of October 31, 1995, by and among STONE & WEBSTER, INCORPORATED, a Delaware corporation ("S&W"), and STONE & WEBSTER OIL COMPANY, INC., a Texas corporation ("SWOC"), herein sometimes jointly referred to as "Sellers", and individually as a "Seller" on the one hand, and SOUTHERN MINERAL CORPORATION, a Nevada corporation ("Buyer"), on the other hand,

                                  WITNESSETH:

         In consideration of the mutual benefits derived and to be derived herefrom by each, Sellers and Buyer agree as follows:

1.       Purchase and Sale

         For the consideration and upon the terms hereinafter set forth:

                 a. S&W agrees to sell to Buyer, and Buyer agrees to buy from S&W, all the outstanding shares of capital stock of San Salvador Development Company, Inc., a Texas corporation ("San Salvador"), and Spruce Hills Production Company, Inc., a Delaware corporation ("Spruce Hills"), wholly-owned subsidiaries of S&W.

                 b. SWOC agrees to sell to Buyer, and Buyer agrees to buy from SWOC, all SWOC's oil and gas and related properties (as hereinafter identified) and all the outstanding shares of capital stock of Venture Resources, Inc., a Texas corporation ("Venture Resources") (such properties and stock being together herein called the "SWOC Assets"). Spruce Hills, San Salvador and Venture Resources are sometimes referred to herein as the "Corporations".

2.       Sales Price

         The aggregate sales price (the "Sales Price") for the stock of San Salvador and Spruce Hills (to be received by S&W at the Closing) and for the SWOC Assets (to be received by SWOC at the Closing) is $16,500,000. Such Sales Price is allocated for purposes of this Agreement as follows: $1,300,000 for the San Salvador stock, $5,500,000 for the Spruce Hills stock and $8,940,000 for the SWOC Assets other than the stock of Venture Resources and $760,000 for the stock of Venture Resources.

3.       Earnest Money Deposit

         Contemporaneously herewith, Buyer shall deposit with Texas Commerce Bank National Association, Houston, Texas (the "Escrow Agent"), the sum of ONE MILLION DOLLARS ($1,000,000), in United States Dollars (which sum plus interest earned thereon is herein called the "Earnest Money Deposit"), to be invested by the Escrow Agent in such manner as Sellers and Buyer shall mutually agree and instruct the Escrow Agent within three days following the date hereof (or failing such agreement and instruction within such time then the Earnest Money Deposit shall be invested by the Escrow Agent in such interest-bearing method as the Escrow Agent shall deem appropriate). If this transaction is consummated, the Earnest Money Deposit (including interest earned thereon) shall be paid jointly to Sellers pursuant to the Closing (as defined below) to be applied on the Sales Price (in such proportion between S&W and SWOC as they shall elect), and in accordance with the terms of the Escrow Agreement, Buyer and Seller shall so instruct the Escrow Agent in writing at or before the Closing. If this transaction is not consummated, the consequences thereof and the disposition of the Earnest Money Deposit shall be as provided in Section 12 or Section 18 hereof.

4.       Representations of S&W as to Corporate Matters

         S&W represents to Buyer as follows:

                 a. S&W is a corporation duly incorporated and existing and in good standing under the laws of the State of Delaware. San Salvador is a corporation duly incorporated and existing and in good standing under the laws of the State of Texas. Spruce Hills is a corporation duly incorporated and existing and in good standing under the laws of the State of Delaware. San Salvador and Spruce Hills are qualified to do business in each jurisdiction in which the failure to so qualify could have a material adverse impact on such corporations.

                 b. S&W has all requisite power and authority to enter into and perform its obligations under this Agreement.

                 c. S&W is the owner of all the issued and outstanding shares of capital stock of San Salvador, being 1,000 shares of common stock of the par value of $100 per share, fully paid and nonassessable.

                 d. S&W is the owner of all the issued and outstanding shares of capital stock of Spruce Hills, being 1,000 shares of common stock without par value, fully paid and nonassessable.

                 e. S&W has good and marketable title to such shares of San Salvador and Spruce Hills and owns and has the right to sell, transfer and assign the same to Buyer free and clear of all security interests, pledges and encumbrances of any kind or character.

                 f. To the best of S&W's knowledge, there have been no transfers of assets by and among the Sellers or any of the Corporations that would violate the consistency rules established under U.S. Internal Revenue Code Section 338.

5.       Representations of SWOC as to Corporate Matters

                 a. Each of SWOC and Venture Resources is a corporation duly incorporated and existing and in good standing under the laws of the State of Texas. SWOC is duly qualified to transact business, and is in good standing, in the State of Louisiana and, to best of Sellers' knowledge, based upon the business transacted by SWOC it is not required to qualify to do business in any other jurisdiction in which the failure to so qualify would have a material adverse effect on SWOC. Each of Venture Resources and its subsidiaries is to the best of SWOC's knowledge qualified to do business in each jurisdiction in which the failure to so qualify would have a material adverse impact.

                 b. SWOC has all requisite power and authority to enter into and perform its obligations under this Agreement.

                 c. SWOC is the owner of all the issued and outstanding shares of capital stock of Venture Resources, being 500 shares of common stock of the par value of $1.00 per share, fully paid and nonassessable. Venture Resources is the sole owner of all of the capital stock of Venture Processing Company, Venture Pipeline Company, VenGas Pipeline Company, VenGas Marketing Company and Venture Distribution Company.

                 d. SWOC has good and marketable title to such shares of Venture Resources and owns and has the right to sell, transfer and assign the same to Buyer free and clear of all security interests, pledges and encumbrances.

                 e. To the best of SWOC's knowledge, there have been no transfers of assets by and among the Sellers or any of the Corporations that would violate the consistency rules established under U.S. Internal Revenue Code Section 338.

6.       Representations by Sellers as to Evaluated Assets

         S&W, with respect to the San Salvador Evaluated Assets and the Spruce Hills Evaluated Assets (which terms are defined below), herein in such context sometimes called "Seller", and SWOC, with respect to the SWOC Evaluated Assets and the Venture Resources Evaluated Assets (which terms are defined below), herein in such context also sometimes called "Seller", represent as follows:

                 a. Except for the Permitted Encumbrances (defined below), Seller's such Evaluated Assets are free and clear of all liens and encumbrances.

                 b. To Seller's knowledge, there is no litigation pending against Seller that would have a material adverse effect on its such Evaluated Assets or the ability of Seller to consummate the transactions contemplated by this Agreement.

                 c. Seller has no knowledge of any operations conducted on its such Evaluated Assets that are in material violation of any applicable statute, rule or regulation (including statutes, rules and regulations for protection of the environment).

                 d. Seller makes no representation of any kind with respect to reserve reports or other records bearing on the existence or extent of reserves that may or may not be recoverable from or attributable to its Evaluated Assets.

                 e. The adjusted balance sheets shown on Exhibits A-2, A-3, and A-4 fairly and accurately present the financial condition and the assets and liabilities of the respective Corporations represented thereon as of the effective date indicated thereon. None of the Corporations named in such balance sheets have indebtedness other than the indebtedness set forth in such balance sheets and accounts payable in the ordinary course of business including AFE's pursuant to this Agreement.

                 f. Neither of Sellers has incurred any liability, contingent or otherwise, for brokers' or finders' fees related to the transactions contemplated by this Agreement for which Buyer would have any responsibility.

                 g. To the best of Sellers' knowledge, with respect to the status and operation of the Evaluated Assets:

                          (i) None of the Evaluated Assets is affected by any agreement or arrangement (including, but not limited to, any "take or pay", gas balancing, pipeline balancing or other prepayment agreement or production payment by reason of payments made prior to the Effective Date, to deliver oil, gas or related substances produced from the Evaluated Assets at some future time without then or thereafter receiving full payment therefor;

                          (ii) All proceeds of production attributable to the Evaluated Assets are currently being paid directly to Seller or its authorized agents without the furnishing of indemnity other than the customary warranty contained in the division orders, transfer orders or gas sales contracts that have been furnished to Buyer, and no material portion of such proceeds are being held in suspense;

                          (iii) All royalties, shut-in royalties, minimum royalties, rentals and other payments due under each of the Leases have been properly and timely paid, except for those amounts held in suspense, to the extent that Seller is obligated to make such payment under such Leases or other such contractual documents; and

                          (iv) There are no claims or liabilities which have been asserted against Seller for breach of contracts which affect the Evaluated Assets and no person has any call upon, option to purchase or similar rights with respect to the Evaluated Assets or to the production therefrom.

                 h. To the best of Sellers' knowledge, Seller is in compliance with the requirements of all laws, statutes, regulations and orders applicable to its business and operations, noncompliance with which might reasonably be expected to have a material and adverse effect on the Seller or any of its assets.

                 i. To the best of Sellers' knowledge, there exists no gas imbalances or other conditions regarding production or products taken or marketed from an Evaluated Asset or any portion thereof which could result in:

                          (i) a portion of Seller's interest in production or products therefrom being taken or delivered after the Effective Date without the Buyer receiving payment therefor at the price it would have received absent such imbalance;

                          (ii) Seller or Buyer being obligated to make payment to any person or entity as a result of such imbalance; or

                          (iii) Buyer being obligated, by virtue of any prepayment arrangement, except as shown in Exhibit A-4, take-or-pay agreement or similar arrangement, to deliver hydrocarbons or products produced from a property at some future time without then receiving full payment therefor or, production being shut-in or curtailed after the Effective Date due to the noncompliance with allowables or production in excess of regularly scheduled allowables, production quotas, proration rules or similar orders or regulations of governmental authorities.

                 j. To the best of Sellers' knowledge, all of the production records (and related data), revenue and cost information, land records, and other related documentation to which Buyer has been given access or will be given access before Closing, shall not be incorrect or inaccurate in any material respect when so furnished, and no documents were removed or information or documents omitted from the data or documentation furnished which is necessary to make the data furnished not misleading in any material respect. At Closing there shall have been no material adverse change in the production or operations with respect to the Evaluated Assets other than normal decline.

                 k. To the best of Sellers' knowledge, there are no preferential purchase rights, necessary third party consents, permissions or approvals required to consummate this Agreement or for Seller to execute and deliver this Agreement and the Conveyances.

                 l. As to all Sellers except with respect to Spruce Hills, (i) there are no outstanding commitments as of the date of this Agreement that require drilling or reworking operations or obligations of Seller to make payments in connection with the Evaluated Assets exceeding $10,000 net to Seller for any one commitment or $25,000 net to Seller in the aggregate, and (ii) Seller has not incurred any prepaid expenses or become obligated during the period since the Effective Date through the date of execution of this Agreement for expenditures exceeding $25,000 net to Seller in the aggregate. As to Spruce Hills, Exhibit C sets forth all of such outstanding 1995 commitments as described in the previous sentence as of the date of this Agreement.

                 m. To the best of Sellers' knowledge there are no contracts affecting the Evaluated Interests that are unduly onerous by industry standards or that would interfere with the normal business operations as contemplated by this Agreement or any document executed between the parties in connection with the transaction contemplated by this Agreement.

                 n. To the best of Sellers' knowledge, with respect to the Evaluated Assets:

                          (i) the Evaluated Assets have been used for the production of oil and gas and related operations, and at no time have the Evaluated Assets been used for the unlawful storage or disposal of a Hazardous Substance (as defined below) or as an unlawful landfill or other unlawful waste disposal site which has not been remediated. For purposes of this Agreement, "Hazardous Substance" means any substance, product, waste or other material of any nature whatsoever which was, as of the Effective Date, listed or regulated pursuant to the Comprehensive

                 Environmental Response Compensation and Liability Act, 42 U.S.C. Section 9601, et seq., ("CERCLA"); the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq. ("RCRA"); the Clean Water Act, 33 U.S.C. Section 1251, et seq.; the Clean Air Act, 42, U.S.C. Section 7401-7626; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Sections 136-136y ("FIFRA"); the Safe Drinking Water Act, 42 U.S.C. Section 300f-300j and all substances regulated or prohibited under Section 2605 of the Toxic Substances Control Act ("TSCA") and all substances characterized as an imminently hazardous chemical substance under Section 2606 of the TSCA, 15 U.S.C. Sections 2601-2671; all as amended, or any applicable state statute, law, ordinance, resolution, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material;

                          (ii) There are no leaking underground storage tanks on the Evaluated Assets;

                          (iii) No Evaluated Assets owned or used by Seller on any real property forming a part of the Evaluated Assets contains any asbestos, which is in violation of any Environmental Law;

                          (iv) None of the Evaluated Assets and none of the land upon which any equipment (whether leased or owned by Seller) or other personal property or improvements forming a part of the Evaluated Assets contain any polychlorinated biphenyls in concentrations above 50 ppm;

                          (v) Seller has not entered into, and, to the best knowledge of Seller, no predecessor to Seller has entered into, or is subject to, any consent orders, decrees, or judgments in existence at this time, relating specifically to the Evaluated Assets, based on any Environmental Laws (as defined below) that relate to the future use of any of the Evaluated Assets or that require any material change in the present condition of any of the Evaluated Assets. "Environmental Laws" shall mean all applicable laws, statutes, rules, regulations, orders, decrees and judicial interpretations of the United States or of any state in which any of the Evaluated Assets are located, or any other governmental or quasi-governmental authority having jurisdiction, that relate to the prevention, abatement or elimination of pollution, or the protection of the environment or serving similar or related purposes, including, without limitation, those relating to the generation, transportation, treatment, storage, recycling, disposal, handling or release of any Hazardous Substance, including, without limitation, CERCLA, the Clean Water Act, the Clean Air Act, RCRA, FIFRA, TSCA, the Safe Drinking Water Act, and the Hazardous Materials Transportation Act;

                          (vi) There are no actions, suits, claims or proceedings seeking money damages, injunctive relief, remedial action or remedy, pending or (to the best of Sellers' knowledge) threatened, against Seller or the Evaluated Assets arising from its ownership or operation of the Evaluated Assets and relating to the violation of, or noncompliance with, any Environmental Laws, the disposal, discharge, or release of any Hazardous Substance, or the exposure of any person to any other solid waste, pollutant, chemical substance, noise or vibration; and

                          (vii) Neither the execution of this Agreement nor the consummation of the transactions contemplated by this Agreement will violate any Environmental Law or require the consent or approval of the Environmental Protection Agency or any state or local agency charged with enforcing any Environmental Law.

                 o. In recognition of the fact that a third party is the operator of some of such Evaluated Assets, Seller's "knowledge" for such purposes does not include, by inference or imputation, knowledge of such operators.

7.       Representations of Buyer

                 a. Buyer is a corporation duly created and existing and in good standing under the laws of the State of Nevada.

                 b. Buyer has all requisite power and authority to enter into and perform its obligations under this Agreement.

                 c. Buyer acknowledges that (1) it has had access and, to the extent it deems appropriate, will exercise its right under Section 9 hereof to access, to the employees of SWOC and the books, records and files in the offices of SWOC relating to the property to be sold pursuant hereto and (2) in making its decision to enter into this Agreement and consummate the transactions contemplated hereby, Buyer has and will have relied solely on (i) its own independent investigation of, and judgment with respect to, such property, which property is not being acquired by Buyer for distribution or transfer in violation of any securities laws but for its own account. Buyer acknowledges that such property has not and will not be registered under any securities laws and (ii) the terms of this agreement including the Representations of S&W and SWOC.

                 d. Buyer has incurred no liability, contingent or otherwise, for brokers' or finders' fees related to the transactions contemplated by this agreement for which either of the Sellers would have any responsibility.

8.       SWOC Assets

         The term "SWOC Assets", as used herein, consists of the following:

                 a. The Fixed Property included on the Balance Sheet of SWOC as of August 31, 1995 (a copy of which is attached hereto as Exhibit "A-1"), including specifically and not by way of limitation all right, title and interest of SWOC in and to the oil and gas interests described in Exhibit "B" attached hereto and in and to all agreements, product purchase and sale contracts, permits, rights-of-way, easements, surface leases, licenses, computer hardware and software (to the extent assignable), personal property, fixtures and improvements owned by SWOC in connection with the production, treatment, sale or disposal of production or water produced therewith.

                 b. All outstanding shares of capital stock of Venture Resources, Inc., being common stock

                 c. The "One Allen Center Office Lease", which term as used herein means that certain Lease Contract dated June 25, 1992, between Allen Center Company and SWOC, covering space on the 28th floor of One Allen Center, 500 Dallas, Houston, Texas, such term as used herein also including all right, title and interest of SWOC in and to the office equipment and fixtures therein.

                 d. There are excluded from this sale and from the term "SWOC Assets", and retained unto SWOC, the following:

                          (i)     Any rights to the "Stone & Webster" name.

                          (ii) Stock of all subsidiaries and affiliates of SWOC other than Venture Resources and its subsidiaries, such excluded rights including all stock of Saw Construction Corporation, and its subsidiaries, and of Saw Consulting Services, Inc., and its subsidiaries.

                          (iii) Cash, cash investments (provided, however, accounts receivable as of 7:00 a.m., September 1, 1995 shall be included and not excluded from this sale as of the Effective Date), notes receivable from affiliates, and prepayments for employee retirement programs or other employee benefits.

                          (iv) All corporate, accounting and other records, including computer records, not directly related to the SWOC Assets as such.

                          (v) Any recovery from the "PFAC Litigation", as more particularly provided in Section 17 (where such term is defined). Neither Buyer, nor any of the Corporations, shall have any obligation for any liabilities in connection with the PFAC Litigation.

                          (vi)    Any and all obligations under any
                 relationship with employees of SWOC, provided, however, that Sellers shall be entitled to the upward adjustment of the Sale Price as set forth in Section 15b(ii).

9.       Access to Files

         Following execution hereof, SWOC shall make available for inspection by Buyer in SWOC's Houston office during regular office hours such lease, well, title, production, contract, marketing and other information as is in SWOC's files relating to the SWOC Assets and the assets of Venture Resources, San Salvador and Spruce Hills. It is understood that, while San Salvador and Spruce Hills are wholly-owned subsidiaries of S&W, the files containing such information as S&W has regarding their assets are found in the offices of

SWOC. It is also understood that S&W will use its best efforts in assisting Buyer to gain access to such title records relating to the assets of Spruce Hills as are not found in the offices of SWOC. Existing abstracts of title and title opinions will not be updated by S&W or SWOC. Until the Closing, SWOC shall retain the original files but Buyer shall be permitted, at its own expense, to make copies of pertinent material contained in such files, other than geological and geophysical information. If for any reason the Closing does not occur, Buyer shall immediately return all such copies to SWOC. Until the Closing, all such files and information shall remain subject to the existing confidentiality agreement between S&W and Buyer.

10.      Notice of Material Title Defects

                 a. No later than December 1, 1995, Buyer shall give Sellers written notification of any title defects that have an effect on the value of the Evaluated Assets ("Material Title Defects"), as such values are determined pursuant to Section 11 hereof for purposes of adjustment. "Title defects" shall mean a condition of title to an Evaluated Asset which results in a lesser Revenue Interest or a greater Expense Interest for such Evaluated Asset than shown in or used for purposes of the Reserve Report (identified in Section 11 below) for such Evaluated Asset or which imposes on such Evaluated Asset a lien or encumbrance which is not a Permitted Encumbrance.
         With respect to each Evaluated Asset identified in such notice, such notice shall include a detailed description of the Defective Interest, as hereinafter defined, the basis for the defect that causes such interest to be treated as a Defective Interest and Buyer's calculation of the Allocated Value attributable to such Defective Interest. The term "Defective Interest" shall mean that portion (or all) of such Evaluated Asset affected by such title defect. The term "Allocated Value" is defined in Section 11 below. Material Title Defects shall be limited to the assets evaluated in the Reserve Reports identified in Section 11 below (respectively herein called the "SWOC Evaluated Assets", the "San Salvador Evaluated Assets" and the "Spruce Hills Evaluated Assets" and together, with the Venture Resources Evaluated Assets (the "Evaluated Assets"). The term "title defects" shall not include the following ("Permitted Encumbrances"):

                          (i) Liens or assessments for taxes, operating costs or other sums not yet delinquent.

                          (ii) The burdens, encumbrances and obligations created by or arising under the terms of the oil and gas leases or other properties included in the Evaluated Assets, operating agreements, oil or gas sales contracts, gathering or transportation contracts, facilities agreements and other agreements relating to the Evaluated Assets or to the producing, operating, transportation or marketing of production therefrom, provided, that, such burdens, encumbrances and obligations shall not result in either (i) a lower Revenue Interest or (ii) a higher Working Interest than that shown in or used in connection with the Reserve Reports.

                          (iii) Consents by, required notices to, filings with or other actions by governmental entities if same are customarily obtained subsequent to sale.

                          (iv) Easements, rights-of-ways, servitudes, permits and other rights in or restricting surface use.

                          (v)     Governmental rules, regulations,
                 restrictions, policies and orders.

                          (vi) Reservoir or pipeline imbalances to the extent disclosed in writing to Buyer prior to the date hereof.

                          (vii) With respect to the Spruce Hills Evaluated Assets, title being held by others for the benefit of Spruce Hills unless Buyer can show proof that others holding title do not in fact hold for Spruce Hills, provided however, S&W represents that title to the Spruce Hills Evaluated Assets is held as set forth on Exhibit D.

                          (viii)  Title defects waived by Buyer.

                 b. It shall be deemed that any SWOC Evaluated Asset is a Defective Interest if it is subject to a preferential purchase right which is exercised. Such interest shall not be assigned to Buyer at the Closing and the Sales Price paid to SWOC at the Closing (unreduced because of such exercise) shall be reduced by the Allocated Value of the interest affected by the exercise of such preferential purchase right (or, if so assigned then, after the Closing, shall be reassigned by Buyer to SWOC and at the Post-Closing Settlement the Sales Price paid to SWOC at the Closing shall be reduced by the amount paid to SWOC for exercise of such preferential purchase right).

                 c. If Buyer gives notice of a title defect and SWOC or S&W have been receiving the proceeds from the sale of production from the interest affected by such asserted title defect, then it shall be presumed that there is no Material Title Defect; provided however, that if Buyer provides Seller with written proof that Seller does not have title to the interest affected by the title defect, then such title defect shall be deemed to be a Material Title Defect and the Sales Price will be adjusted in accordance with Section 11 of this Agreement.

                 d. In the event at the Closing there is any litigation pending against either Seller that would have a material adverse effect on an Evaluated Asset or the ability of either Seller to consummate the transactions contemplated by this Agreement as to an immaterial part of the Evaluated Assets, or if conduct of operations on an Evaluated Asset is in material violation of any applicable statute, rule or regulation (including those for protection of the environment), then in any such case, at Sellers' election, Sellers shall have the right to (1) continue this Agreement by treating the affected Evaluated Assets as Defective Interests (with the consequences stated in Section 11 hereof) or (2) continue this Agreement (without adjustment) and indemnify Buyer from any loss or liability caused by such litigation or violation. If, however, any such litigation would have a material adverse effect on the ability of either Seller to consummate the transactions contemplated by this Agreement as to a material part of the Evaluated Assets, then, at the election of either Sellers or Buyer, this Agreement shall terminate (with the consequences stated in Section 12 hereof).

11.      Adjustment for Material Title Defects

         If Buyer gives timely notice of any Material Title Defects pursuant to
Section 10 above, S&W or SWOC shall have the right thereafter until the Post-Closing Settlement to undertake to cure same (but shall have no duty to bring suit or spend more than an aggregate of $10,000 in doing so). If, at the Closing, any Material Title Defects remain uncured, this transaction shall nevertheless be consummated at the Closing, with no adjustment to the Sales Price for Material Title Defects at the Closing. If, at the time of the Post-Closing Settlement, any Material Title Defects remain uncured, the parties shall value such uncured Material Title Defects, using as a basis the proportionate amounts for each of the Evaluated Assets established in (a) with respect to the SWOC Evaluated Assets and Venture Resources Evaluated Assets the amount set forth on Exhibits E1 and E2, (b) with respect to the San Salvador Evaluated Assets, the Future Net Income Before Income Taxes of the proved reserves discounted at the rate of 10.00% shown for the properties identified in the estimate of reserves, future production and income prepared by Ryder Scott Company dated August 10, 1995, addressed to San Salvador, and (c) with respect to the Spruce Hills Evaluated Assets, the Company share of Present Worth Before Income Tax of the proved and probable reserves discounted at the rate of 15% shown for the properties identified in the evaluation report by McDaniel & Associates Consultants Ltd. dated October 3, 1995, addressed to Spruce Hills, copies of which reports (the "Reserve Reports") are in the possession of SWOC and available to Buyer. Such value of Material Title Defects, with respect to each of the Evaluated Assets, shall be apportioned to
(a) the interests in the Evaluated Assets subject to such Material Title Defects (the "Defective Interests") and (b) the respective amounts of the Sales Price for the SWOC Evaluated Assets or Venture Resources Evaluated Assets or San Salvador stock or Spruce Hills stock stated in Section 2 hereof, as follows. If the title defect of an Evaluated Asset is a lien or encumbrance securing money owed, the initial value of the Defective Interest for such Evaluated Asset shall be the amount owed. If the title defect of an Evaluated Asset affects its revenue interest and expense interest, both in the same proportion, then the initial value of the Defective Interest for such Evaluated Asset shall be that fraction of the value of the affected Evaluated Asset (using the basis from the Reserve Reports for value stated above) which the revenue interest of the Defective Interest bears to the revenue interest of such Evaluated Asset shown in or used for purposes of the Reserve Report. In order to determine the "Allocated Value" of a Defective Interest, such initial value of the Defective Interest, with respect to a SWOC Evaluated Asset, a Venture Resources Evaluated Asset, a San Salvador Evaluated Asset or a Spruce Hills Evaluated Asset, shall be divided by the total such values of all the SWOC Evaluated Assets, all the Venture Resources Evaluated Assets, all the San Salvador Evaluated Assets or all the Spruce Hills Evaluated Assets, respectively, and then shall be multiplied by 100% of the Sales Price allocated herein to the SWOC Assets (other than the stock of Venture Resources, Inc.), 100% of the Sales Price allocated herein to the San Salvador stock or 98.4% of the Sales Price allocated herein to the Spruce Hills stock and 98.7% to the Venture Resources Stock, respectively, and the total such Allocated Values of Evaluated Assets remaining subject to uncured Material Title Defects at the Post-Closing Settlement shall be an adjustment to the Sales Price at the Post-Closing Settlement as provided in Section 15 hereof. If, however, the title defect of an Evaluated Asset affects its revenue interest but not its expense interest, or the reverse thereof, or disproportionately affects both, or affects only an oil interest but not a gas interest (where there are both for an Evaluated Asset) and if the parties are unable to agree on the Allocated Value of such Defective Interest, the parties shall cause such initial value of such Defective Interest to be determined (by using the foregoing standards for determining initial values of Defective Interests to the extent pertinent) by Ryder Scott Company (in the case of the SWOC Evaluated Assets or the San Salvador Evaluated Assets) or McDaniel & Associates Consultants Ltd. (in the case of the Spruce Hills Evaluated Assets), in a manner consistent with their evaluations in their Reserve Report. The provisions of the Examples attached hereto shall be used to interpret this Section.

12.      Conditions to Obligations of Sellers and Buyer

                 a. If the representations of Buyer in Section 7 hereof are not true and correct in all material respects at the Closing, Sellers, at their election, shall have the right to terminate this Agreement.

                 b. If the representations of (i) S&W as to Corporate Matters in Section 4 hereof or (ii) of SWOC as to Corporate Matters in
         Section 5 hereof, or (iii) if the representations as to Evaluated Assets in Section 6 hereof are not true and correct in all material respects at the Closing, Buyer or Sellers', at their election, shall have the right to terminate this Agreement; provided, however, the right to terminate due to the inaccuracy of the representations contained in Section 6 shall be limited to the circumstance in which the potential damage or loss relating to such inaccuracy plus the Sales Price Adjustment for Material Title Defects provided in Section 11 is in excess of $500,000 and further provided that if neither party elects to terminate, Buyer shall receive a downward adjustment equal to the loss or damage. In the event that there is an inaccuracy in the representations contained in Section 6 and the loss or damage attributable to such inaccuracy plus the Sales Price Adjustment for Material Title Defects provided in Section 11 is less than $500,000, but more than $100,000, neither Buyer nor Sellers shall be entitled to terminate this Agreement, however, Buyer shall be entitled to a downward adjustment to the Purchase Price in an amount equal to the sum of the loss or damage attributable to the inaccuracy of the representation and the adjustment to the Sales Price for Material Title Defects.

                 c. In the event of termination by Sellers under Section 12.a or by Buyer or Seller under Section 12.b, the Earnest Money Deposit shall be returned by the Escrow Agent to Buyer and no party hereto shall have any further right or duty hereunder.

13.      The Closing

                 Unless this Agreement has been terminated pursuant to Section 10 or Section 12 hereof, the items to consummate the sales contemplated herein shall be delivered at closing (the "Closing") on December 22, 1995 (or such other date as is mutually agreed in writing), commencing at 10:00 a.m., at the offices of Stone & Webster Oil Company, Inc., 500 Dallas, Suite 2800, Houston, Texas 77002. At the Closing:

                          (i) Buyer shall deliver to the Sellers the aggregate Sales Price stated in Section 2 hereof (less the $1,000,000 original Earnest Money Deposit plus any interest thereon), in United States Dollars immediately available without deduction for collection charges or the like.

                          (ii) S&W shall deliver to the Buyer certificates for all the outstanding shares of capital stock of San Salvador and Spruce Hills, and SWOC shall deliver to the Buyer certificates for all the outstanding shares of capital stock of Venture Resources, all duly endorsed in blank or accompanied by stock powers duly endorsed in blank.

                          (iii) SWOC shall deliver to the Buyer recordable assignments and bills of sale of the SWOC Assets (other than the stock of Venture Resources), effective with respect to sales and deliveries of oil and gas at 7:00 a.m., January 1, 1996, subject to the Permitted Encumbrances, without warranty of title, express or implied, and without any express or implied warranty as to the fitness thereof for any purpose, "AS IS" and "WHERE IS" and transfer orders or letters in lieu thereof; provided, however, as between Buyer and Sellers, the Effective Date for allocation of costs, obligations and revenues shall be the Effective Date stated in Section 14.

                          (iv) Sellers shall cause to be delivered to the Buyer resignations of all employees, directors and officers of San Salvador, Spruce Hills and Venture Resources and its subsidiaries, effective at the close of business on December 31, 1995.

                          (v) SWOC shall deliver to Buyer possession of the SWOC Assets, including the SWOC offices in One Allen Center. SWOC shall have the right to nonexclusive occupancy thereof and access to the records therein for such period of time as is necessary for SWOC to remove property not included in the SWOC Assets sold to Buyer and to perform the accounting necessary for the Post-Closing Settlement and for S&W and SWOC to calculate taxes and close their books on this transaction; provided, however, such time period shall not extend beyond the date for Post-Closing Adjustments. Such deliveries shall be deemed to be effective at the close of business on December 31, 1995 (which shall be deemed to be the date of the Closing).

                          (vi) Sellers shall cooperate with Buyer, subject to existing operating agreements, to transfer operations for all wells operated by Sellers or their Corporations, including the execution of P-4 forms or any other required forms.

14.      Effective Date

         If the transactions contemplated by this Agreement are consummated in accordance with this Agreement, the ownership of the SWOC Assets, San Salvador stock and Spruce Hills stock shall be transferred from Sellers to Buyer as provided in Section 13 above pursuant to the Closing, as of the date of the Closing but effective as of 7:00 a.m. on September 1, 1995 (the "Effective Date") for purposes of allocating certain costs and revenues as set out in
Section 15 hereof. Specifically, and not by way of limitation, for purpose of such allocation with respect to the SWOC Assets, (a) SWOC shall bear all costs of operations and other liabilities with respect to operations before the Effective Date, and (b) Buyer shall be entitled to all proceeds from sales of oil and gas produced from and after the Effective Date (or included in the receivables on the balance sheets for SWOC as of the Effective Date) and shall bear all costs of operations and other liabilities with respect to operations after then, except that with respect to the period between the Effective Date and the Closing Seller shall be liable for those liabilities arising from Seller's wrongful conduct or the breach of any representation contained in this Agreement. The parties shall exercise their best efforts to make adjustments to the Sales Price at the Closing and to the extent that the foregoing matters have not been accounted for at or before the Closing, they shall be accounted for at the Post-Closing Settlement. Buyer shall assume all duties relating to the SWOC Assets (including, but not limited to, all rent and other duties of SWOC under the One Allen Center Office Lease) and ownership of Venture Resources, San Salvador and Spruce Hills from and after the close of business on December 31, 1995.

15.      Post-Closing Settlement

         The following adjustments shall be made to the Sales Price paid at the Closing pursuant to a Post-Closing Settlement (the "Post-Closing Settlement") on March 15, 1996 (or earlier as the parties may agree), by payment by Sellers (according to their respective adjustments) to Buyer of the excess (if any) of the downward adjustments over the upward adjustments or by Buyer to Sellers (according to their respective adjustments) of the excess (if any) of the upward adjustments over the downward adjustments:

                 a. The following shall be downward adjustments in the Post-Closing Settlement:

                          (i) If at the time of the Post-Closing Settlement the Allocated Value of all then uncured Material Title Defects (aggregated for the SWOC Evaluated Assets, the Venture Resources Evaluated Assets, the San Salvador Evaluated Assets and the Spruce Hills Evaluated Assets) exceeds $100,000, then at the Post-Closing Settlement there shall be a downward adjustment to the Sales Price received by SWOC equal to the amount of the Allocated Values for all then uncured Material Title Defects in the SWOC Evaluated Assets and the Venture Resources Evaluated Assets (determined as provided in Section 11 hereof) and to the Sales Price received by S&W equal to the amount of the Allocated Values for all then uncured Material Title Defects in the San Salvador Evaluated Assets and the Spruce Hills Evaluated Assets (determined as provided in
                 Section 11 hereof), each with interest from January 1, 1996, to the date of Post-Closing Settlement at the prime rate (the "Prime Rate") published in the Wall Street Journal (as it fluctuates during such period). If SWOC (with respect to any of the SWOC uncured Defective Interests) or S&W (with respect to any of the San Salvador or Spruce Hills Defective Interests), with respect to each Defective Interest for which such an adjustment is made, elects that Buyer reconvey to SWOC (with respect to SWOC Defective Interests) or to S&W (with respect to San Salvador or Spruce Hills Defective Interests) such Defective Interests, Buyer shall make such reconveyances effective as with respect to sales and deliveries of oil and gas at 7:00 a.m., January 1, 1996.

                          (ii) The proceeds (net of production taxes and other deductions made by the purchasers of production) received by SWOC from sale of oil and gas produced from the SWOC Assets after the Effective Date and through the date of the Closing shall be retained by SWOC but the amount thereof shall be a downward adjustment in the

                 Post-Closing Settlement to that portion of the Sales Price received by SWOC pursuant to the Closing, except that there shall be no such adjustment with respect to Defective Interests reconveyed pursuant to Section 15.a(1) above.

                          (iii) the amount of any downward adjustments elsewhere provided in this Agreement.

                 b. The following shall be upward adjustments in the Post-Closing Settlement to that part of the Sales Price received by SWOC at the Closing:

                          (i) The lease or unit operating expenses and capital expenditures paid by SWOC attributable to the SWOC Assets for the period between the Effective Date and the date of the Closing (including indirect or overhead charges on properties operated by SWOC, at the rates charged by SWOC to third-party non-operators, if any, otherwise at rates charged by operators of comparable properties), except that there shall be no such adjustment with respect to Defective Interests reconveyed pursuant to Section 15.a(1) above.

                          (ii) The rent paid by SWOC under the One Allen Center Office Lease and all general and administrative expenses (less and except any and all costs, of any nature or character, related to the sale, including attorneys fees and any payments or remuneration to employees in connection with their termination) paid for the period between the Effective Date and the date of the Closing.

                 c. Prepayments by SWOC with respect to the SWOC Assets shall be prorated as of the date of the Closing, and the Sales Price shall be adjusted accordingly.

                 d. The Sales Prices allocated in Section 2 to the SWOC Assets (insofar as the sale of the stock of Venture Resources is concerned) or to the San Salvador stock or the Spruce Hills stock are calculated as of the Effective Date (so that Buyer gets the benefit and bears the burden of the credits and debits after then attendant to the ownership of such stock), and there shall be no adjustment for differences in the balance sheets of Venture Resources, San Salvador or Spruce Hills (a copy of which are attached hereto as Exhibits "A-2", "A-3" and "A-4") for the period between the Effective Date and the Closing, except as provided in Section 15.a(1) (with respect to Material Title Defects) and except that the following shall apply:

                          (i)     While SWOC (with respect to Venture
                 Resources) and S&W (with respect to San Salvador and Spruce Hills) have the right to dividend or assign out before the Closing the excess of current assets over current liabilities as of the Effective Date, and in addition the right to dividend or assign out before the Closing profits realized by such companies for the period after the Effective Date (including, with respect to San Salvador and Spruce Hills, the excess of proceeds of oil and gas produced after the Effective Date over lease or unit operating expenditures and capital expenditures after the Effective Date), but in each such case at the Post-Closing Settlement the amount so dividended or assigned shall be a downward adjustment in the Sales Price allocated in Section 2 to the SWOC Assets (with respect to any such dividend or assignment out of Venture Resources) or to S&W (with respect to any such dividend or assignment out of San Salvador or Spruce Hills).

                          (ii) SWOC shall cause Venture Resources to assign to SWOC or its designee Venture Resources' rights and duties in and to the PFAC Litigation as provided in Section 17.b, with no adjustment in the Sales Price.

                          (iii) If, between the Effective Date and the Closing, it is necessary for SWOC (with respect to Venture Resources) or S&W (with respect to San Salvador or Spruce Hills) to deliver sums to such subsidiaries for current expenses, then the sums so delivered (with interest at the Prime Rate from the date such loan was made to the date of the Post-Closing Settlement) shall be an upward adjustment to the Sales Price (for SWOC or S&W, as the case may be) at the Post-Closing Settlement.

                 e. While not an adjustment to the Sales Price to SWOC, in the Post-Closing Adjustment, SWOC shall pay to Buyer all proceeds of production held in suspense by SWOC which (with the passage of time) would be subject to the Texas escheat laws, and Buyer shall assume the liability for paying such proceeds either to those entitled thereto or to the State Treasurer pursuant to the escheat laws.

                 f. Sellers shall indemnify, and hold Buyer harmless from and against any and all claims, losses, damages, costs, expenses, suits, causes of action or judgments of any kind or character, including, but not limited to, any attorneys' fees, attributable to or arising out of the operation of the Evaluated Assets before the Effective Date. Buyer shall indemnify, and hold Seller harmless from and against any and all claims, losses, damages, costs, expenses, suits, causes of action or judgments of any kind or character, including, but not limited to, any attorneys' fees, attributable to or arising out of the operation of the Evaluated Assets on or after the Effective Date.

                 g. All ad valorem taxes, real property taxes, taxes based on production from the Evaluated Assets, and similar obligations with respect to the tax period in which the affected date occurs shall be apportioned between Seller and Buyer as of the Effective Date based on the immediately preceding tax period assessment.

16.      Casualty Loss

         If, prior to the Closing, any of the Evaluated Assets is destroyed by fire or other casualty, this transaction shall be closed notwithstanding such loss, and Buyer may elect before the Post-Closing Adjustment one of the following:

                 a. To treat the property affected by such destruction as a Defective Interest and adjust the Sales Price in accordance with
         Section 11, in which case all sums received or receivable by SWOC, San Salvador, Venture Resources or Spruce Hills from third parties (including insurance proceeds) and all rights to unpaid awards or rights from third parties arising out such loss shall belong to SWOC or S&W, respectively (and, if received by San Salvador or Spruce Hills before the Post-Closing Settlement shall be assigned by them to S&W before then).

                 b. To close without reduction of the Sales Price at the Closing (and without adjustment at the Post-Closing Settlement), in which case, with respect to the affected SWOC assets or Venture Resources assets, SWOC shall pay to Buyer all sums received by SWOC or Venture Resources from third parties (including insurance proceeds) and shall assign to Buyer all of SWOC's or Venture Resources right, title and interest in any unpaid awards or rights from third parties arising out of such loss, and, with respect to the affected San Salvador Assets and Spruce Hills assets, such companies shall retain such sums and all rights to such awards or rights (which will not be assigned by them to S&W).

17.      Covenants of Sellers Pending the Closing

                 a. Between the date of this Agreement and the Closing, SWOC shall (and shall cause Venture Resources), and S&W shall cause San Salvador and Spruce Hills to (i) carry on its operations in substantially the same manner as before the date of this Agreement, but neither of Sellers shall have any liability to Buyer except in the case of such Seller's gross negligence or willful misconduct, and (ii) obtain from Buyer instructions, and implement such instructions, with respect to each Authority for Expenditure or other commitment for the expenditure of funds involving more than $10,000 with respect to a Seller or its subsidiary. Buyer will respond within the time required on any Authority for Expenditure and upon the failure of Buyer to timely respond, Seller shall use its best judgment in making the required response.

                 b. Before the Closing, SWOC shall cause Venture Resources to assign to SWOC or its designee all its rights in and to Cause No. 9300285 in the District Court of Harris County, Texas, 80th Judicial District, styled "Producers Financial Acceptance Corporation
         v. Enron Oil Trading & Transportation" (the "PFAC Litigation"), and in consideration for such assignment SWOC shall indemnify, defend and hold harmless Venture Resources from any liability and cost including attorney's fees arising out of the PFAC Litigation or prosecuting or defending same.

                 c. At or before the Closing, SWOC shall assume all duties of Venture Resources with respect to employee benefits for the employees of Venture Resources (and any liability on its balance sheet with respect thereto shall be removed).

                 d. Within 10 days prior to Closing, Sellers' will deliver to Buyer a list of all contracts that, to the best of Sellers' knowledge, constitute the Contracts relating to the Evaluated Assets.

                 e. After Closing, Seller and Buyer shall execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such instruments and take such other action as may be reasonably necessary or advisable to carry out their obligations and liabilities under this Agreement and under any Exhibit, document, certificate or other instrument delivered pursuant hereto. Seller and Buyer agree to negotiate, execute, and deliver a transition services agreement governing the common use of accounting services and lease facilities located in the offices covered by the One Allen Center Office Lease.

18.      Default

         Unless this Agreement has been terminated pursuant to Section 10 hereof:

                 a. If at the Closing Seller is not in material default and Buyer should fail to pay or tender to the Seller the Sales Price pursuant to Section 13 hereof, in return for tender at the Closing by Sellers to the Buyer of the matters to be delivered by Sellers pursuant to Section 13 hereof, the Earnest Money Deposit (including interest earned thereon) shall be paid jointly to Sellers by the Escrow Agent upon certification to the Escrow Agent in accordance with the terms of the Escrow Agreement, it being agreed that actual damages are unascertainable and that receipt by Sellers of the Earnest Money Deposit is the proper measure of damages and sole remedy to which Sellers are entitled and is not a penalty.

                 b. If at the Closing Buyer is not in material default and Sellers should fail to tender to the Buyer the matters to be delivered by Sellers pursuant to Section 13.a(2), (3) and (4) hereof, in return for payment or tender at the Closing by Buyer to the Seller of the Sales Price to be paid by Buyer pursuant to Section 13.a(1), Buyer shall be entitled as its sole right and remedy to specific performance; injunctive relief and any actual costs incurred in connection therewith (including attorneys' fees and court costs) in connection therewith, or, at Buyer's election, any such damages as are provided for at law under such circumstances, not to exceed return of the Earnest Money Deposit (including interest earned thereon) plus the lesser of (i) Buyers actual out-of-pocket costs incurred in connection with the transaction contemplated by this Agreement or (ii) $125,000.

19.      Miscellaneous

                 a. This transaction involves several sales and cannot be severed as to less than all provided for herein without written consent of Sellers and Buyer.

                 b. Sellers and Buyer shall each pay their own expenses (including, without limitation, counsel fees) in connection with this Agreement and the transactions contemplated hereby. The fee of the Escrow Agent shall be borne one-half by Sellers and one-half by Buyer.

                 c. Subject to the terms and conditions hereof, this Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns, provided that the rights and duties of Buyer are not assignable.

                 d. Any notice or communication to be given hereunder to any party shall be in writing, delivered personally to the person named below for notice, or sent by certified mail, postage prepaid, return receipt requested, or by facsimile transmittal followed on the same day by certified mail, postage prepaid, return receipt requested, addressed as follows:

         If to Sellers:           Stone & Webster, Incorporated
                                  250 West 34th Street
                                  New York, New York 10119
                                  P.O. Box 1244
                                  New York, New York  10116
                                  Attention:  Jeremiah Cronin

                                  Stone & Webster Oil Company, Inc.
                                  Attention:  William A. Brslik
                                  500 Dallas, Suite 2800
                                  Houston, Texas 77002
                                  P.O. Box 4263
                                  Houston, Texas  77210

         If to Buyer:             Southern Mineral Corporation
                                  17001 Northchase #690
                                  Houston, Texas  77060
                                  Attention:  Steve Mikel, President

                 e. S&W hereby unconditionally guarantees to the Buyer the performance and payment of all obligations and liabilities of SWOC under this Agreement. S&W agrees that it shall not be necessary for Buyer to institute any proceedings or recourse against SWOC prior to making demand under this guaranty.

                 f. Prior to making any press release or public announcement with respect to this Agreement, Buyer and Sellers will cooperate in good faith and, subject to requirements under U.S. Securities Laws, achieve mutual agreement on the content and timing of such press release.

                 g. Sellers and Buyer each agree that for U.S. Income Tax and Canadian Tax purposes the parties will use the allocation of values set forth in this Agreement.

                 h. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements executed and performable wholly within such state.

         IN WITNESS WHEREOF, SELLERS and BUYER have caused this Agreement to be executed by their undersigned duly authorized officers as of the date first stated above.


                                        STONE & WEBSTER, INCORPORATED


                                        By:_________________________________
                                        Name:_______________________________
                                        Title:______________________________


                                        STONE & WEBSTER OIL COMPANY, INC.


                                        By:________________________________
                                               William A. Brslik
                                               President

                                                  "SELLERS"


                                        SOUTHERN MINERAL CORPORATION


                                        By:_______________________________
                                        Name: Steven H. Mikel
                                        Title: President

                                                  "BUYER"

   For Stone & Webster Oil Company, Inc. and Venture Resources, Inc. only


                   EXAMPLE OF ADJUSTMENT FOR TITLE DEFECT



1.       SWOC Property (chosen at random) used for this example:

         Lease Name:          Land, B. M. Jr. No. 1

                              (Table 55 in Ryder Scott report)

         Expense Interest:    0.160569

         Oil and Gas Revenue Interest:   0.124603

         Future Net Income Before Taxes (discounted at 10%):   $20,285

2.       Assume failure of title to an undivided 50% of SWOC's interest
             (affecting Expense and Revenue Interests in the same proportion).

3.       Initial value of Defective Interest is:

             0.0623015/0.124603 of $20,285 = $10,142.50

4.       Allocated Value of this Defective Interest is:

             $10,142.50/$20,285 x EXHIBIT E-1 Allocated Value

                   For Spruce Hills Production Company, Inc.
                                      and
                  San Salvador Development Company, Inc. only



                   EXAMPLE OF ADJUSTMENT FOR TITLE DEFECT


1.       SWOC Property (chosen at random) used for this example:
         Lease Name:           Land, B. M. Jr. No. 1

                               (Table 55 in Ryder Scott report)

         Expense Interest:     0.160569

         Oil and Gas Revenue Interest:   0.124603

         Future Net Income Before Taxes (discounted at 10%):   $20,285

2.       Reserve Report Total Proved Value discounted @ 10% = $6,032,708

3. Assume failure of title to an undivided 50% of SWOC's interest (affecting Expense and Revenue Interests in the same proportion).

4.       Initial value of Defective Interest is:

             0.0623015/0.124603 of $20,285 = $10,142.50

5.       Assume Sales Price of SWOC Assets (including Venture Resources)

              is $8,940,000.

6. Assume total SWOC Evaluated Asset values are 90% of total SWOC Asset values (excluding Venture Resources).

7.       Allocated Value of this Defective Interest is:

             ($10,142.50/$6,032,708) x (90% of $8,940,000) = $13,527.35.

                        STONE & WEBSTER OIL CO., INC.
                                BALANCE SHEET

                                                      AUGUST 31
ASSETS                                                   1995
                                                     -----------
Cash                                                     32,190
Temporary Cash Investments                              743,000
Accounts Receivable:                                    319,373
Unbilled Receivable                                           0
Materials & Supplies                                     83,465 (1)
Prepayments                                             749,438
Notes Rec from Assoc Co's                                 2,000
Investments in Subsidiaries                           3,509,095

Fixed Property                                        9,302,588 (1)
  Less: Accum Depreciation                            1,890,000
        Accum. Depletion                              5,565,799
        Accum. Amortization                              45,099
        Accum G & G                                           0
                                                    -----------
                                                      1,801,690
Deferred Charges                                         14,036
Other Assets                                                  0
                                                    -----------
                  TOTAL                               7,254,287
                                                    ===========

LIABILITIES AND CAPITAL

Accounts Payable:
  Associated Companies                                    8,942
  Other                                                  83,849
Taxes Accrued:
  Federal                                                     0
  State & Local Taxes                                     1,623
  Other                                                 117,719
                                                    -----------
                                                        119,342
Other Accrued Liabilities                               102,736
Deferred Credits                                              0
Notes Payable to Parent Company                      23,415,000
Common Stock                                            350,000
Capital Surplus                                       1,824,920
Retained Earnings                                   (18,650,502)
                                                    -----------
TOTAL                                                 7,254,287
                                                    ===========

(1) As shown on Schedule I.


                                Exhibit "A-1"

                        VENTURE RESOURCES, INC. (NET)

                                BALANCE SHEET


                                      AUGUST 31    ADJUSTMENTS    ADJ. BALANCE
ASSETS                                  1995                        08/31/95
                                      ------------------------    ------------
Cash                                    620,268     (515,905)       104,363
Temporary Cash Investments                    0
Accounts Receivable                      59,436      (13,382)        46,054
Prepayments                              21,083                      21,083

Fixed Property                        3,305,754                   3,305,754
  Less: Accum Depreciation            3,156,185                   3,156,185
                                      ---------                   ---------
                                        149,569                     149,569
Other Assets                             63,736      (63,736)             0
                                      ----------------------      ---------
           TOTAL                        914,092     (593,023)       216,706
                                      ======================      =========

LIABILITIES AND CAPITAL
Accounts Payable:
  Associated Companies                      892                         892
  Other                                  82,525                      82,525
Taxes Accrued:
  Federal Income:
    United States -- Current            (81,474)      81,474              0
                  -- Prior Years         31,822      (31,822)             0
    State and Local Income Taxes          2,200       (2,200)             0
    Other                                    (4)           4              0
                                      ----------------------      ---------
                                        (47,456)      47,456              0
Other Accrued Liabilities               132,366      (28,003)       104,363
Accumulated Deferred Federal
  Income Tax                             28,521                      28,521
                                      ---------                   ---------
    TOTAL LIABILITIES                   196,848                     111,938

Common Stock                                500                         500
Capital Surplus
Retained Earnings                       716,744     (612,476)       104,268
                                      ----------------------      ---------
STOCKHOLDERS EQUITY                     717,244     (612,476)       104,768
                                      ----------------------      ---------
TOTAL LIABILITIES AND EQUITY            914,092     (593,023)       216,706
                                      ======================      =========


                                Exhibit "A-2"

                         SAN SALVADOR DEVELOPEMENT CO
                                BALANCE SHEET


                                    AUGUST 31    ADJUSTMENTS     ADJ. BALANCE
ASSETS                                1995                         08/31/95
                                    ---------    -----------     ------------
Cash                                    2,448       (2,448)              0
Temporary Cash Investments            202,000     (202,000)              0
Accounts Receivable:
  Other                                     0

Fixed Property                      1,430,797                    1,430,797
                                    ---------                    ---------
  Less: Accum. Depreciation           296,691                      296,691
        Accum. Depletion            1,032,482                    1,032,482
        Accum. Amortization                 1                            1
        Accum. G & G                    3,481                        3,481
                                    ---------                    ---------
                                       98,142                       98,142
Prepayment                              5,579                        5,579
Other Assets (GOODWILL)                73,367                       73,367
                                    ---------     --------       ---------
    TOTAL                             381,536     (204,448)        177,088
                                    =========     ========       =========

LIABILITIES AND CAPITAL
Accounts Payable:
  Associated Companies                      0                            0
  Other                                     0                            0
Taxes Accrued:
  Federal Income:
    United States -- Current           11,194      (11,194)              0
                  -- Prior Years       58,434      (58,434)              0

  Other                                27,200                       27,200
                                    ---------     --------       ---------
                                       96,828      (69,628)         27,200
Other Accured Liabilities               4,740       (4,740)              0
Accumulated Deferred Federal
  Income Tax                           22,690                       22,690
Common Stock                          100,000                      100,000
Capital Surplus                        60,159                       60,159
Retained Earnings                      97,119     (130,080)        (32,961)
                                    ---------     --------       ---------
    TOTAL                             381,536     (204,448)        177,088
                                    =========     ========       =========

                                Exhibit "A-3"

                       SPRUCE HILLS PRODUCTION C0, INC
                                BALANCE SHEET

                                      AUGUST 31     ADJUSTMENTS    ADJ BALANCE
                                        1995                        08/31/95
                                     ----------     -----------    ----------
Cash                                     26,552        (26,552)             0
Temporary Cash Investments              304,000       (274,388)        29,612
Accounts Receivable:
  Other                                 200,315                       200,315
Prepayments                              51,217                        51,217
Investment w/Allaro Resources
Fixed Property                       15,360,889                    15,360,889
  Less: Accum. Depreciation           2,340,870                     2,340,870
        Accum. Depletion              5,772,519                     5,772,519
        Accum. Amortization             153,099                       153,099
        Accum. G & G                    364,554                       364,554
                                     ----------                    ----------
                                      6,729,847                     6,729,847
Alberta Royalty Cr. Receivable          (32,170)                      (32,170)
                                     ----------     -----------    ----------
              TOTAL                   7,279,761        (300,940)    6,978,821
                                     ==========     ===========    ==========

LIABILITIES AND CAPITAL
Accounts Payable:
  Associated Companies                    3,531                         3,531
  Other                                 162,265                       162,265
Taxes Accrued:
  Federal Income:
    United States - Current            (193,498)        193,498             0
                  - Prior Years         200,168        (200,168)            0
    Canadian      - Current Year       (212,336)        212,336             0
                  - Prior Years          34,660         (34,660)            0
  Other                                  18,724                        18,724
                                     ----------     -----------    ----------
                                       (152,282)        171,006        18,724
Other Accrued Liabilities                83,051            (800)       82,251
Take or Pay Gas Receipts                 29,612               0        29,612
Accumulated Deferred Federal
  Income Tax                             63,721                        63,721
Common Stock                            100,000                       100,000
Retained Earnings                     6,989,863        (471,146)    6,518,717
                                     ----------     -----------    ----------
              TOTAL                   7,279,761        (300,940)    6,978,821
                                     ==========     ===========    ==========


                                Exhibit "A-4"

                                                     Schedule I to Exhibit A-1


                      STONE & WEBSTER OIL COMPANY, INC.

                       Office Furniture, Transportation
                        and Other Equipment at 7-31-95


                                                                       Net Book
ACCOUNT                                    Book Cost      Book Cost    Value
NUMBER    Description                      Houston        Yoakum       7-31-95
Office Funiture & Equipment:

1510/20   SOFT, OGSSYS & NETWORK            28,258.55                       0.00
1510/25   TERMINALS & PRINTERS              39,265.34                   3,321.11
1510/30   HARD, NETWORK                     37,959.71                   1,794.40
1510/35   PC SYSTEMS                        74,880.03                  15,839.41
1510/40   PC SOFTWARE                        1,839.98                       0.00
1510/45   CALCULATORS, ADDERS                1,949.20        187.95         0.00
1510/50   TYPEWRITERS                        8,991.63      1,086.75       282.20
1510/55   POSTAGE EQUIP                      4,435.28                   1,256.36
1510/60   TELEPHONE EQUIPMENT               14,393.37        803.68     6,180.39
1510/65   TELECOPY EQUIP                     8,287.21      1,983.05     1,982.76
1510/70   DESKS, CHAIRS                     19,517.16      2,328.38     1,911.37
1510/75   FILES, CAB'S BKCASES              57,238.15      1,340.78     3,494.21
1510/80   REPRODUCTION EQUIP                22,112.25      6,746.78     8,405.09
1510/81   MISC OFC FURN & EQUIP              7,177.18      2,328.39     1,465.23
                                           ----------    ----------    ---------
          Total                            326,305.04     16,805.76    45,932.53

Other:

1510/85   TOOLS, SHOP, GAR, WK EQUIP  *          0.00     98,236.41         0.00
1510/96   OFC LSE IMPROVMTS (ALLEN)          4,611.00          0.00     1,113.22
1510/110  YOAKUM OFC & WHSE                      0.00    140,213.75         0.00
                                           ----------    ----------    ---------
          Total                              4,611.00    238,450.16     1,113.22

Transportation Euipment               *     16,466.00     73,603.79     4,964.38
                                           ----------    ----------    ---------

TOTAL PP&E Other than Lease & Well         347,382.04    328,859.71    52,010.13
                                           ==========    ==========    =========


* See Detail Schedule 1 and 2


                          Schedule I to Exhibit A-1

YOINV795

YOAKUM INVENTORY
TOOLS, SHOP, GARAGE, WORK EQUIPMENT

                                  ATTMT    YR OF               1995
DESCRIPTION                       REF      ADDN       Cost     Remits

Open Book 6-15-72                 72-M      1972    1,586.00              See Items 22, 23 on VEHO795
DEPR SCH ADDNS-Unidentified       74-M      1974    8,062.14
DEPR SCH ADDNS-Unidentified       74-M      1976      493.10
DEPR SCH ADDNS-Unidentified       74-M      1977    2,636.54
DEPR SCH ADDNS-Unidentified       74-M      1979    3,703.91
Pump Unit                         74-M      1982   11,250.00              74-M(3) From P&A Schmidt well, Idle in Yard
COMPRESSOR                        83-M(1)   1983   40,669.72
Generator and Rig-up/Housetrail   83-M(1)   1983           0   (1,174.20) Reverse 94 Retm Generator not sold/in YOakum Yd
UTILITY TRAILER                   83-M(1)   1983      754.00              See Item 26 on VEHO795
SHREDDER                          83-M(1)   1983      420.00
TRACTOR MOWER                     83-M(1)   1983    6,500.00
WELL TESTER, 2"                   83-M      1985      270.17
RENGERLE COMPRESSOR #6            92-M     10-92   20,815.40
Repair Rothbeuer Comp.                      6-93    1,075.43    1,075.43 Part of Joy Compressor Sold in 1994
                                                  ---------
TOTAL ACCT 1510/85 7-31-95                        98,236.41
                                                  =========

Compressor #1 salvaged from Alco Mag well is at yard, inoperable at -0- cost.

Compressor #2 is at Yoakum properties and capital cost is allocated to YO wells, A,C,R,T.

YOINV795

                     AUTOMOBILE PHYSICAL DAMAGE INSURANCE
                            SCHEDULE OF EQUIPMENT
                             AS OF JULY 31, 1995

STONE & WEBSTER OIL COMPANY, INC.
=================================

                                                                                               Pur     License
        Vehicle Description               Driver              Serial Number        Cost New     Yr     Number
        -------------------               -----------------   -----------------    --------   -----    -------
        1977 GOOSENECK FLAT TRAILER       Yoakum Yard         10008                  4,905     6/77    35SGYW
        1989 CHEVROLET 1T P.U.            Barcak              1GBHR34N6K108527      14,431     1/89    5899RU
        WINCH BED & RIG-UP FOR ITEM 58                                               7,824     2/89
        1991 FORD F150 SUPERCAB P.U.      Kirk                1FTEX15H8MKB09872     15,756     5/91    1802YY
        1991 FORD F150 P.U.               Yoakum Yd./Gauger   1FTDF15YOMPB24884     10,812     9/91    3252ZL
        1992 FORD EXPLORER                Horne               1FMDU32X6NUD54084     19,876     6/92    BY6455
        1992 FORD LTD CR VICTORIA         Zbitowsky           2FACP72W7NX246027     16,466    11/92    JHZ36M
                                                                                    ------
        Total G.L. Acct 5010/90                                                     90,070


        Tools, Shop, Garage & Work equip:

        1966 2.5T Ford Oilfield Trk       Yoakum Yard         F61DK769127            1,326    11/72    None
        1947 Hobbs Trailer                Yoakum Yard         TR33088TEX               260    11/75    None
        1975 Shopmade Trailer w/Pump      Yoakum Yard         000001                     0    10/75    34SGYW
        1983 16' Shopmade Trailer         Yoakum Yard         None                     754    02/83    81TRXL
                                                                                    ------
        Partial G.L. Acct. 1510/85                                                   2,340

                                                                                                                           Current
Property Description                                                  County    Lavaca CAD    DeWitt CAD    Harris CAD    Estimated
                                                                                   Value        Value          Value        Value
-----------------------------------------------------------------------------------------------------------------------------------
1.  .18 miles of 2 2/2" gas gathering line                            DeWitt         $540
2.  2.97 miles of gathering lines                                     Lavaca      $10,980        $10,740
                                                      .13 mile - 6"
                                                     1.24 mile - 3"
                                                     1.60 mile - 2"
3.  2.595 acres. Blk 95 & 97 in City of Yoakum                         DeWitt                     $4,670
4.  5.656 acres. Field Office with improvements                        Lavaca      $76,160       $34,543
                                                               land                $16,200       $11,659
                                                           building                $59,960       $22,884
5.  Inventory @ Yoakum Yard                                            Lavaca      $25,000       $70,000                    $56,025
6.  Yoakum Field Compressor                                            Lavaca      $60,000       $39,180
7.  Tubular Inventory @ Four Star in Houston                                                                                $25,034
8.  Wellhead Equip. stored @ Ingram Cactus, CC. Tx.                                                                          $2,405

JC - LEASE INVENTORY

------------------------------------------------------------------------------------------------------------------------
WELL                SEPARATOR                   HEATER                      HEATER TREATER     METER RUN
------------------------------------------------------------------------------------------------------------------------
YOAKUM

RICE # 2            National Oilwell - 1945     Manufacturer - unknown                          4" welded
                    W.P. - 1000 psig            W.P. - 3000 psig                                w/ Barton 2 pen recorder
                    24" X 11'                   30" X 10'                                       w/ Foxboro temp recorder
                                                                                                  (@ header - D.A. Unit)
                                       $700                        $275                                           $375
------------------------------------------------------------------------------------------------------------------------
Header @ D.A. Unit  Lester Moore                Texas Gulf
                    W.P. - 1000 psig            W.P. - 3000 psig
                    16" X 5'                    36" X 9'
                                                Btu - 500,000
                                       $450                          $0
------------------------------------------------------------------------------------------------------------------------
Alves # 2           Lester Moore                                                                Daniel Simplex - 2"
                    W.P. - 1000 psig                                                            NO meter
                    16" X 5'
                            (NOT IN USE)
                                       $450                                                                       $125
------------------------------------------------------------------------------------------------------------------------
Turner # 1          Parkersburg                 National                                        4" - welded
                    W.P. - 1000 psig            W.P. - 3000 psig                                w/ Barton 2 pen recorder
                    24" X 10'                   30" X 7.5'                                      w/ Foxboro temp recorder
                                                Btu - 500,000
                                       $700                        $375                                           $375
------------------------------------------------------------------------------------------------------------------------
Turner # 2          National - horizontal       BS & B - Dual Pass                              4" - Flanged
                    W.P. - 1000 psig            W.P. - 3000 psig                                w/ Barton 2 pen recorder
                    16" X 5'                    24" X 12'                                       w/ Foxboro temp recorder
                                                Btu - 500,000
                                                (hole in one pass)
                                         $0                          $0                                           $325
------------------------------------------------------------------------------------------------------------------------
                    National - horizontal                                                       4" - Flanged
                    16" X 5'                                                                    w/ Foxboro temp. recorder
                    W.P. - 1000 psig                                                                   (NOT IN USE)
                            (NOT IN USE)
                                         $0                                                                        $75
---------------------------------------------------------------------------------------------------------------------------
WELL                        GLYCOL UNIT                 PUMP                     TANKS              COMPRESSOR
---------------------------------------------------------------------------------------------------------------------------
YOAKUM

RICE # 2                                                                          2 - 210 bbl

                                                                                          $1,000
---------------------------------------------------------------------------------------------------------------------------
Header @ D.A. Unit           Lester Moore                                         3 - 210 bbl
                             W.P. - 1000 psig
                             contactor - 6" X 6'
                             Btu - 500,000
                             5 MMCFD unit
                                                $750

                             Manuf. - F & R
                             W.P. - 1000 psig
                             packed tower - 12" X 15'
                             Btu - 400,000
                             3 MMCFD unit
                                    (NOT IN USE)
                                              $1,000                                      $1,500
---------------------------------------------------------------------------------------------------------------------------
Alves # 2

---------------------------------------------------------------------------------------------------------------------------
Turner # 1                                                                        2 - 210 bbl
                                                                                  1 - 400 bbl

                                                                                          $1,000
                                                                                            $500
---------------------------------------------------------------------------------------------------------------------------
Turner # 2                                                                        (see Turner # 1)
---------------------------------------------------------------------------------------------------------------------------

JC - LEASE INVENTORY


------------------------------------------------------------------------------------------------------------------------
WELL                SEPARATOR                   HEATER                      HEATER TREATER     METER RUN
------------------------------------------------------------------------------------------------------------------------
Chandler # 1        Parkersburg - horizontal    Parkersburg                                     4" - welded
                    W.P. - 1000 psig            W.P. - 3000 psig                                w/ Barton 2 pen recorder
                    16" X 10'                   36" X 10'                                       w/ Foxboro temp recorder
                                                Btu - 400,000
                                                     (junk-not in use)
                                        $50                          $0                                           $325
------------------------------------------------------------------------------------------------------------------------
Chandler # 2        B.S. & B. - horizontal      Smith                                           4" - flanged
                    W.P. - 1000 psig            W.P. - 3000 psig                                w/ Barton 2 pen recorder
                    16" X 5'                    24" X 7.5'                                      w/ Foxboro temp recorder
                                                Btu - 250,000
                                        $75                        $550                                           $325
------------------------------------------------------------------------------------------------------------------------
Chandler # 3        National - horizontal       Lester Moore                                    4" - flanged
                    W.P. - 1000 psig            W.P. - 3000 psig                                w/ Barton 2 pen recorder
                    12" X 10'                   30" X 10'                                       w/ Foxboro temp recorder
                                                Btu - 500,000
                                                     (located @ well)
                                         $0                        $750                                           $325

                                                Lester Moore
                                                W.P. - 3000 psig
                                                24" X 6'
                                                Btu - 250,000
                                                   (located @ separator)
                                                                   $375
------------------------------------------------------------------------------------------------------------------------
                    *                           *                                               *
Freude # 1          Lester Moore                Lester Moore                                    2" Simplex
                    W.P. - 1000 psig            W.P. - 3000'                                    w/ 3 pen Barton Meter
                    16" X 5'                    24" X 6'
                                                Btu - 250,000
                                       $450                                                                       $375

                    Shop made - Fairchild                                                       * included on skid unit
                    W. P. - 125 psig
                    3 phase - low pressure
                    24" X 6'
                                       $250                        $300
------------------------------------------------------------------------------------------------------------------------
Alves # 3           Parkersburg                 B.S. & B. (1965)                                4" - flanged
                    W.P. - 1000 psig            W.P. - 3000 psig                                w/ Barton 2 pen recorder
                    24" X 10'                   Btu - 500,000                                   w/ Foxboro temp recorder
                                       $525                          $0                                           $325

                    National                    National                                        4" - flanged
                    W.P. - 3000 psig            W.P. - 3000 psig                                w/ Foxboro temp recorder
                    30" X 12'                   36" X 10'                                              (NOT IN USE)

                            (NOT IN USE)        Btu - 650,000
                                                       (NOT IN USE)
                                       $200                          $0                                            $75
------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
WELL                        GLYCOL UNIT                 PUMP                     TANKS              COMPRESSOR
---------------------------------------------------------------------------------------------------------------------------
Chandler # 1                                                                     2 - 210 bbl
                                                                                 1 - 400 bbl

                                                                                             $1,000
                                                                                               $500
---------------------------------------------------------------------------------------------------------------------------
Chandler # 2
                                                                                 (see Chandler # 1)

---------------------------------------------------------------------------------------------------------------------------
Chandler # 3
                                                                                 (see Chandler # 1)

---------------------------------------------------------------------------------------------------------------------------
Freude # 1                  *
                            Lester Moore                                         2 - 210 bbl
                            W.P. - 1000 psig                                     1 - 300 bbl
                            contactor - 6" X 6'
                            Btu - 250,000
                            MCFD unit
                                                                                             $1,000
                                               $700                                            $500
---------------------------------------------------------------------------------------------------------------------------
Alves # 3
                                                                                 1 - 215 bbl
                                                                                 2 - 224 bbl

                                                                                               $350
                                                                                             $1,000
---------------------------------------------------------------------------------------------------------------------------

JC - LEASE INVENTORY


------------------------------------------------------------------------------------------------------------------------
WELL                SEPARATOR                   HEATER                      HEATER TREATER     METER RUN
------------------------------------------------------------------------------------------------------------------------
Yoakum S.W.D.

------------------------------------------------------------------------------------------------------------------------
Compressor Station


------------------------------------------------------------------------------------------------------------------------
HALLETTSVILLE

Bludau # 1          Lester Moore                Lester Moore                                    3" - Daniel Simplex
                    W.P. - 1000 psig            W.P. - 3000 psig                                w/ Barton 2 pen recorder
                    16" X 5'                    30" X 10'                                       w/ Barton temp recorder
                                                Btu - 500,000
                                       $450                        $750                                           $450
------------------------------------------------------------------------------------------------------------------------
Check Meter                                                                                     2" - Daniel Simplex
                                                                                                w/ Barton 2 pen recorder
                                                                                                                  $375
------------------------------------------------------------------------------------------------------------------------
Auxillary Site      Fairchild - suction
(Bludau/ Randow)    scrubber for                                            National            3" - Daniel Simplex
                    compresso(Bludau/ Randow)                               W.P. - 150 psig            (NOT IN USE)
                    W.P. - 1000 psig                                        4' X 20'
                    12" X 15'                                                   (NOT IN USE)
                                       $375                                            $600     2" - Daniel Simplex
                                                                                                w/ Barton 2 pen recorder
                    Maloney  Crawford-horizontal                                                w/ Foxboro temp recorder
                    14" X 10'                                                                          (NOT IN USE)
                            (NOT IN USE)
                                        $50                                                                       $425

                    Manuf. - ? - horizontal
                    W.P. - 1000 psig

                    14" X 10'
                            (NOT IN USE)
                                        $50
------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
WELL                        GLYCOL UNIT                 PUMP                     TANKS              COMPRESSOR
---------------------------------------------------------------------------------------------------------------------------
Yoakum S.W.D.                                           National Oilwell         2 - 210 bbl
                                                        J-3 Triplex w/ 1 1/2"    1 - 400 bbl
                                                        rods                     (holes in tank)
                                                                                 (NOT CURRENTLY IN
                                                        Engine - Waukesha        USE)
                                                        VRG-155 (30hp)                      $1,000
                                                                       $2,000                   $0
---------------------------------------------------------------------------------------------------------------------------
Compressor Station                                                                                  Gardner Denver RXE
                                                                                                    cylinders - 6" X  13"
                                                                                                    cylinder symbol -
                                                                                                    12-HAE-3580
                                                                                                    serial # 205331
                                                                                                                    $5,000
                                                                                                    Engine - Waukesha
                                                                                                       NKR (old model)
                                                                                                       F1905 (new model #)
                                                                                                       210 H.P.
                                                                                                                    $5,000
---------------------------------------------------------------------------------------------------------------------------
HALLETTSVILLE

Bludau # 1                                                                       2 - 210 bbl
                                                                                            $1,000

---------------------------------------------------------------------------------------------------------------------------
Check Meter

---------------------------------------------------------------------------------------------------------------------------
Auxillary Site                                                                                      Gemini - 2 stage
(Bludau/ Randow)                                                                                    4 3/8" X 2 1/2"
                                                                                                    Waukeshau VRG-330
                                                                                                    (54 hp)

                                                                                                                 $21,000
---------------------------------------------------------------------------------------------------------------------------

JC - LEASE INVENTORY


------------------------------------------------------------------------------------------------------------------------
WELL                SEPARATOR                   HEATER                      HEATER TREATER     METER RUN
------------------------------------------------------------------------------------------------------------------------
Randow # 3          Shopmade - Fairchild        H.H. Oilfield Equipt.                           3" - Daniel Simplex
                    W.P. - 1000 psig            W.P. - 3000 psig                                w/ Barton 3 pen recorder
                    24" X 6.5'                  30" X 10'                                                          $450
                                       $750     Btu - 500,000
                                                                   $750                         3" - Daniel Simplex
                    Shopmade - Fairchild                                                              (w/o meter)
                    W.P. - 125 psig                                                                    (NOT IN USE)
                    24" X 7.5'                                                                                     $175
                    3 phase low pressure
                                       $300
                    Lester Moore
                    W.P. - 1000 psig
                    16" X 5'
                                       $450

                    Shopmade - Fairchild
                    W.P. - 125 psig
                    30" X 11'
                    3 phase low pressure
                            (NOT IN USE)
                                       $300

                    National - horizontal
                    W.P. - 1000 psig
                    12" X 10'
                            (NOT IN USE)
                                        $50
------------------------------------------------------------------------------------------------------------------------
Klekar # 1          Lester Moore                Philbeck, Inc.-dual pass    Warren, Inc.        2" - Daniel Simplex
                    W.P. - 1000 psig            W.P. - 6500 psig            W.P. - 50 psig      w/ Barton 3 pen recorder
                    16" X 5'                    30" X 10'                   4' X 20'                               $375
                                                Btu - 500,000               Btu - 500,000
                                                     (serves Klekar &
                                                        Rothbauer)                              2" - Daniel Simplex
                                                                                                w/ Barton 2 pen recorder
                                                                                                       (NOT IN USE)

                                       $450                      $1,250                $800                        $375
------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
WELL                        GLYCOL UNIT                 PUMP                     TANKS              COMPRESSOR
---------------------------------------------------------------------------------------------------------------------------
Randow # 3                                                                       1 - 316 bbl
                                                                                 2 - 400 bbl
                                                                                 2 - 500 bbl

                                                                                               $300
                                                                                             $1,000
                                                                                             $1,200

                                                        Mission (salt water)
                                                        1- 1 1/2 X 2-R
                                                        7.5 hp electric motor
                                                                        $125

---------------------------------------------------------------------------------------------------------------------------
Klekar # 1                                                            1-300 bbl (fiberglass)
                                                                                 2 - 500 bbl

                                                                                               $600
                                                                                             $1,200
----------------------------------------------------------------------------------------------------------------

JC - LEASE INVENTORY


------------------------------------------------------------------------------------------------------------------------
WELL                SEPARATOR                   HEATER                      HEATER TREATER     METER RUN
------------------------------------------------------------------------------------------------------------------------
Rothbauer # 1       Lester Moore                                            Warren, Inc.        2" - Daniel Simplex
                    W.P. - 1000 psig                                        W.P. - 50 psig      w/ Barton 3 pen recorder
                    16" X 5'                                                4' X 20'
                                       $450                                 Btu - 500,000
                                                                              (hole in shell)
                    Shopmade - Fairchild                                        (NOT IN USE)
                    W.P. - 125 psig
                    24" X 6'                                                           $400                       $375
                    3 phase low pressure
                                       $250

                    H & H. Oilfield Equip.
                    W.P. - 1200 psig
                    16" X 7.5'
                       (inlet to glycol unit)
                                       $525

                    Seaboard, Inc.
                    W.P. - 1200 psig
                    16" X 7.5'
                       (compressor discharge)
                                       $525
------------------------------------------------------------------------------------------------------------------------
Perez # 1           Lester Moore                                                                Barton 202A
                    W. P. - 1000 psig                                                           w/ 2 pen recorder
                    16" X 5'
                                       $450                                                                       $250

------------------------------------------------------------------------------------------------------------------------
Zengerle # 3        Briley Welding Co.                                                          2" - Daniel Simplex
                    W. P. - 1000 psig                                                           w/ Barton 2 pen recorder
                    12" X 5'

                                       $375                                                                       $375
                    Briley Welding Co.
                    W.P. - 1000 psig
                    16" X 5'
                                       $450

                    Manuf.-unknown
                    24"X6'
                    W.P. - 1000 psig
                                       $450
------------------------------------------------------------------------------------------------------------------------

Totals   $94,700                    $10,550                      $5,375              $1,800                     $6,650

---------------------------------------------------------------------------------------------------------------------------
WELL                        GLYCOL UNIT                 PUMP                     TANKS              COMPRESSOR
---------------------------------------------------------------------------------------------------------------------------
Rothbauer # 1               Lester Moore                              1-300 bbl. (fiberglass)
                            contactor - 6" X 6'                                  2 - 400 bbl
                            Btu - 500,000
                            5 MMCFD unit
                                               $950                                        $600
                                                                                         $1,000
---------------------------------------------------------------------------------------------------------------------------
Perez # 1                   Lester Moore                               1-210 bbl. (fiberglass)
                            10 3/4" X 10' - packed
                            tower Btu - 250,000
                                               $700                                        $600

---------------------------------------------------------------------------------------------------------------------------
Zengerle # 3           Roger Rape                                           1 - 210 bbl             Gemini G-26 - 2 stage
                       10" X 12' - Packed Tower                                                     4" & 2" X 3"
                       Btu - 225,000                                                                26 hp - Gemini engine
                       1.5 MMCFD unit
                                               $950                                        $300             $15,000
---------------------------------------------------------------------------------------------------------------------------

Totals                                       $5,050                   $2,125            $17,150             $46,000

                                           MATERIALS AND SUPPLIES INVENTORY RECAP SHEET
                                                                                                         DATE:            29-Aug-95
LOCATION:          YOAKUM WAREHOUSE AND YARD
                                                                                        GENERAL LEDGER   DATE:            31-Aug-95
COMPANY:           STONE & WEBSTER OIL COMPANY, INC.
                                                                                        GENERAL ACCOUNT NUMBER:            1310/10

  INV. CARD                                                                               TOTAL         TOTAL      UNIT      TOTAL
   NUMBER                       DESCRIPTION                                               AMOUNT        AMOUNT               AMOUNT
-------------      -------------------------------------    ----    -----     ------     --------     ---------    ----    ---------
         1000      TUBING                                                               $12,488.45        $0.00           $12,488.45
         2000      CASING                                                                $7,312.96        $0.00            $7,312.96
         3000      LINE PIPE                                                               $306.69        $0.00              $306.69
         4000      L.P.O.T.                                                              $4,018.31        $0.00            $4,018.31
         5000      STRUCTURAL                                                            $1,381.16        $0.00            $1,381.16
         6000      DOWNHOLE EQUIPMENT                                                   $11,312.97        $0.00           $11,312.97
         8000      LEASE EQUIPMENT                                                      $18,316.66        $0.00           $18,316.66
         9000      MISCELLANEOUS                                                           $888.52        $0.00              $888.52
                                                                                        ----------      -------           ----------
                                                                                        $56,025.72        $0.00           $56,025.72
                                                                                        ==========      =======           ==========

                                           MATERIALS AND SUPPLIES INVENTORY RECAP SHEET
                                                                                                         DATE:            29-Aug-95
LOCATION:          YOAKUM WAREHOUSE AND YARD                TUBING
                                                                                        GENERAL LEDGER   DATE:            31-Aug-95
COMPANY:           STONE & WEBSTER OIL COMPANY, INC.
                                                                                        GENERAL ACCOUNT NUMBER:            1310/10

                                                                                                      REVISED
  INV. CARD                                                                             QUANTITY       UNIT       UNIT      TOTAL
   NUMBER                       DESCRIPTION                 COND     RACK     JOINTS     FOOTAGE       COST                 AMOUNT
-------------      -------------------------------------    ----    -----     ------    --------     ---------    ----    ---------
         1002      2-3/8" 4.60# J-55                        C                  118      3,819.35     $0.400000     FT     $1,527.74
         1012      2-3/8" 4.70# J-55                        B                    6        178.29     $0.500000     FT        $89.15
         1006      2-3/8" 4.70# N-80                        A                   28        839.42     $0.400000     FT       $335.77
         1007      2-3/8" 4.70# N-80                        C                  308      9,232.89     $0.400000     FT     $3,693.16
         1009      2-3/8" 4.70# N-80     EUE                A                    7        239.60     $0.600000     FT       $143.76
         1016      2-3/8" 4.70# N-80     EUE                C                   12        374.69     $0.500000     FT       $187.35
         1020      2-3/8" 4.70# N-80     EUE                C                   25        809.80     $0.500000     FT       $404.90
         1021      2-3/8" 4.70# N-80     EUE                B                   20        651.95     $0.600000     FT       $391.17
         1019      2-3/8" 5.90# L-80                        E                   39      1,161.61     $0.400000     FT       $464.64
                   (REIFFERT #1 PIPE)
         1010      2-7/8" 6.50# J-55                        C                   50      1,509.22     $0.500000     FT       $754.61
         1014      2-7/8" 6.40# N-80                        C                  221      7,060.00     $0.500000     FT     $3,530.00
         1011      2-7/8" 6.50# J-55                        C                   20        606.22     $0.507307     FT       $307.54
         1015      2-7/8" 6.50# N-80                        A                   10        319.80     $0.700000     FT       $223.86
         1018      2-7/8" 7.90# L-80                        A                    0          0.00     $0.000000     FT         $0.00
                   (REIFFERT #1 PIPE)
         1003      2-3/8" 4.70# J-55 EUE 8RD R-2            A                    7        228.84     $1.900000     FT       $434.80
                                                                                                                         ----------
                                                                                                                         $12,488.45
                                                                                                                         ==========


                                           MATERIALS AND SUPPLIES INVENTORY RECAP SHEET
                                                                                                         DATE:            29-Aug-95
LOCATION:          YOAKUM WAREHOUSE AND YARD                CASING
                                                                                        GENERAL LEDGER   DATE:            31-Aug-95
COMPANY:           STONE & WEBSTER OIL COMPANY, INC.
                                                                                        GENERAL ACCOUNT NUMBER:            1310/10

                                                                                                      REVISED
  INV. CARD                                                                             QUANTITY       UNIT       UNIT      TOTAL
   NUMBER                       DESCRIPTION                 COND     RACK     JOINTS     FOOTAGE       COST                 AMOUNT
-------------      -------------------------------------    ----    -----     ------    --------     ---------    ----    ---------
         2005      5-1/2" 14.00# K-55                       B                   2          57.33     $1.000000    FT         $57.33
         2006      5-1/2" 15.50# K-55                       C                  22         867.65     $1.000000    FT        $867.65
         2018      5-1/2" 15.50# K-55                       B                  11         432.24     $1.500000    FT        $648.36
         2012      5-1/2" 15.50# J-55                       C                 106       3,413.69     $1.000000    FT      $3,413.69
         2007      5-1/2" 17.00#                            C                   2          54.39     $1.250000    FT         $67.99
         2008      5-1/2" 17.00# K-55                       C                  39       1,466.24     $1.250000    FT      $1,832.80
         2009      5-1/2" 17.00# K-55                       C                   5         194.99     $1.250000    FT        $243.74
         2010      5-1/2" 17.00# N-80                       C                   4         120.93     $1.500000    FT        $181.40
         2020      5-1/2" 23.00#                            E                   0           0.00     $0.000000    FT          $0.00
                   (REIFFERT #1 PIPE)                                                                                     ---------
                                                                                                                          $7,312.96
                                                                                                                          =========


                                           MATERIALS AND SUPPLIES INVENTORY RECAP SHEET
                                                                                                         DATE:            29-Aug-95
LOCATION:          YOAKUM WAREHOUSE AND YARD                LINE PIPE
                                                                                        GENERAL LEDGER   DATE:            31-Aug-95
COMPANY:           STONE & WEBSTER OIL COMPANY, INC.
                                                                                        GENERAL ACCOUNT NUMBER:            1310/10

                                                                                                      REVISED
  INV. CARD                                                                             QUANTITY       UNIT       UNIT      TOTAL
   NUMBER                       DESCRIPTION                 COND     RACK     JOINTS     FOOTAGE       COST                 AMOUNT
-------------      -------------------------------------    ----    -----     ------    --------     ---------    ----    ---------
         3001      2-3/8" 3.65# ERW                         A                      8      321.10     $0.500000     FT       $160.55
         3002      2-1/2" x-42                              A                      7      292.27     $0.500000     FT       $146.14
                   (REIFFERT #1 PIPE)                                                                                     ---------
                                                                                                                            $306.69
                                                                                                                          =========

                                           MATERIALS AND SUPPLIES INVENTORY RECAP SHEET
                                                                                                         DATE:            29-Aug-95
LOCATION:          YOAKUM WAREHOUSE AND YARD                L.P.O.T.
                                                                                        GENERAL LEDGER   DATE:            31-Aug-95
COMPANY:           STONE & WEBSTER OIL COMPANY, INC.
                                                                                        GENERAL ACCOUNT NUMBER:            1310/10

                                                                                                      REVISED
  INV. CARD                                                                             QUANTITY       UNIT       UNIT      TOTAL
   NUMBER                       DESCRIPTION                 COND     RACK     JOINTS     FOOTAGE       COST                 AMOUNT
-------------      -------------------------------------    ----    -----     ------    --------     ---------    ----    ---------
         4001      1-1/4" 2.10# J-55                        D                    55     1,889.17     $0.218611    FT        $412.99
         4002      1-1/2" 2.90# J-55                        D                   101     3,322.82     $0.500000    FT      $1,661.41
         4006      2-3/8" 4.70# J-55                        D                   117     3,553.92     $0.500000    FT      $1,776.96
         4012      2-7/8" 6.50# J-55                        D                    35     1,113.00     $0.150000    FT        $166.95
                   (REIFFERT #1 PIPE)                                                                                     ---------
                                                                                                                          $4,018.31
                                                                                                                          =========


                                           MATERIALS AND SUPPLIES INVENTORY RECAP SHEET
                                                                                                         DATE:            29-Aug-95
LOCATION:          YOAKUM WAREHOUSE AND YARD                STRUCTURAL
                                                                                        GENERAL LEDGER   DATE:            31-Aug-95
COMPANY:           STONE & WEBSTER OIL COMPANY, INC.
                                                                                        GENERAL ACCOUNT NUMBER:            1310/10

                                                                                                      REVISED
  INV. CARD                                                                             QUANTITY       UNIT       UNIT      TOTAL
   NUMBER                       DESCRIPTION                 COND     RACK     JOINTS     FOOTAGE       COST                 AMOUNT
-------------      -------------------------------------    ----    -----     ------    --------     ---------    ----    ---------
         5001      2-3/8" 4.70#                             D                  183      5,580.97     $0.240972    FT      $1,344.86
         5005      5" 18.00# N-80                           E                    2         53.74     $0.090063    FT          $4.84
         5006      5" 18.00# N-80                           E                    2         54.94     $0.266837    FT         $14.66
         5009      8-5/8" 24.00# K-55                       E                    3        140.01     $0.120000    FT         $16.80
                   (REIFFERT #1 PIPE)                                                                                     ---------
                                                                                                                          $1,381.16
                                                                                                                          =========


                                           MATERIALS AND SUPPLIES INVENTORY RECAP SHEET
                                                                                                         DATE:            29-Aug-95
LOCATION:          YOAKUM WAREHOUSE AND YARD                DOWNHOLE EQUIPMENT
                                                                                        GENERAL LEDGER   DATE:            31-Aug-95
COMPANY:           STONE & WEBSTER OIL COMPANY, INC.        PAGE 1
                                                                                        GENERAL ACCOUNT NUMBER:            1310/10

                                                                                                      REVISED
  INV. CARD                                                                             QUANTITY       UNIT       UNIT      TOTAL
   NUMBER                       DESCRIPTION                 COND     RACK     JOINTS     FOOTAGE       COST                 AMOUNT
-------------      -------------------------------------    ----    -----     ------    --------     ---------    ----    ---------
         6043      4-1/2" BAKER MODEL "FL" L.81 SEAL BORE   C                               0.00     $300.000              $0.00
         6002      4-1/2" N-80 BUTTRESS COUPLING            C                               1.00      $45.000             $45.00
         6003      5-1/2" N-80 BUTTRESS COUPLING            C                               1.00      $45.000             $45.00
         6004      2" OTIS COUPLING                         C                               2.00       $0.000              $0.00
         6048      NIPPLE, SEATING 1.791 I.D. OTIS "N"      C                               1.00      $50.000             $50.00
         6034      NIPPLE, SEATING 2-3/8" OTIS "S"          C                               2.00      $45.400             $90.80
         6052      NIPPLE, SEATING 2-3/8" OTIS "X"          C                               1.00      $50.000             $50.00
         6008      PUP JOINT 2-1/16"X6' N-80                C                               1.00      $21.000             $21.00
         6009      PUP JOINT 2-1/16"X10' N-80               C                               1.00      $26.000             $26.00
         6010      PUP JOINT 2-3/8"X2' 8-ACME               C                               1.00       $0.000              $0.00
         6011      PUP JOINT 2-3/8"X2' 8-ACME (COATED)      C                               1.00       $0.000              $0.00
         6012      PUP JOINT 2-3/8"X4' 8-ACME               C                               1.00       $0.000              $0.00
         6013      PUP JOINT 2-3/8"X6 8-ACME (COATED)       C                               1.00       $0.000              $0.00
         6014      PUP JOINT 2-3/8"X8' J-55 8-ACME          C                               2.00       $0.000              $0.00
         6015      PUP JOINT 2-3/8"X10' 8-ACME              C                               1.00       $0.000              $0.00
                                                                                                                         -------
                                                                                                                         $327.80
                                                                                                                         =======


                                           MATERIALS AND SUPPLIES INVENTORY RECAP SHEET
                                                                                                         DATE:            29-Aug-95
LOCATION:          YOAKUM WAREHOUSE AND YARD                DOWNHOLE EQUIPMENT
                                                                                        GENERAL LEDGER   DATE:            31-Aug-95
COMPANY:           STONE & WEBSTER OIL COMPANY, INC.        PAGE 2
                                                                                        GENERAL ACCOUNT NUMBER:            1310/10

                                                                                                      REVISED
  INV. CARD                                                                             QUANTITY       UNIT       UNIT      TOTAL
   NUMBER                       DESCRIPTION                 COND     RACK     JOINTS     FOOTAGE       COST                 AMOUNT
-------------      -------------------------------------    ----    -----     ------    --------     ---------    ----    ---------
         6016      PUP JOINT 2-3/8"X12' 8-ACME                C                            1.00        $0.000                 $0.00
         6017      PUP JOINT 2-3/8"X2.10' 4.70# J-55          C                            1.00       $22.560                $22.56
         6018      PUP JOINT 2-3/8"X3.99' 4.70# J-55          C                            1.00       $36.680                $36.68
         6019      PUP JOINT 2-3/8"X4.10' 4.70# J-55          C                            1.00       $36.680                $36.68
         6020      PUP JOINT 2-3/8"X4.13' 4.70# J-55          C                            1.00       $36.680                $36.68
         6022      PUP JOINT 2-3/8"X7.96' 4.70# J-55          C                            1.00       $50.000                $50.00
         6039      PUP JOINT 2-3/8"X8' 4.70# J-55             C                            2.00       $10.000                $20.00
         6044      PUP JOINT 2-3/8"X2' N-80                   C                            1.00       $50.000                $50.00
         6045      PUP JOINT 2-3/8"X4' N-80                   C                            1.00       $50.000                $50.00
         6040      PACKER, CASING 4-1/2"X2-3/8" BAKER         C                            1.00      $446.275               $446.27
         6041      PACKER, CASING 4-1/2"X2-3/8" BAKER AR-1    C                            2.00      $325.000               $650.00
                   SNAP SET COMPRESSION
         6046      PUP JOINT 2-3/8"X6' N-80                   A                            1.00       $50.000                $50.00
         6024      PACKER CASING 4-1/2"X2-3/8" BAKER "R"      C                            4.00      $400.000             $1,600.00
         6026      PACKER CASING 4-1/2"X2-3/8" OTIS"MH"       C                            3.00      $450.000             $1,350.00
         6025      PACKER CSG 4-1/2"X2-3/8" OTIS PERMA-LATCH  C                            2.00      $400.000               $800.00
                                                                                                                          ---------
                                                                                                                          $5,198.87
                                                                                                                          =========


                                           MATERIALS AND SUPPLIES INVENTORY RECAP SHEET
                                                                                                         DATE:            29-Aug-95
LOCATION:          YOAKUM WAREHOUSE AND YARD                DOWNHOLE EQUIPMENT
                                                                                        GENERAL LEDGER   DATE:            31-Aug-95
COMPANY:           STONE & WEBSTER OIL COMPANY, INC.        PAGE 3
                                                                                        GENERAL ACCOUNT NUMBER:            1310/10

                                                                                                      REVISED
  INV. CARD                                                                             QUANTITY       UNIT       UNIT      TOTAL
   NUMBER                       DESCRIPTION                 COND     RACK     JOINTS     FOOTAGE       COST                 AMOUNT
-------------      -------------------------------------    ----    -----     ------    --------     ---------    ----    ---------
         6033      PACKER CSG 5"X2-3/8" BAKER"R"              C                             1.00     $400.000               $400.00
         6047      PACKER CSG 5-1/2"X2-3/8" BAKER "R"         C                             1.00     $350.000               $350.00
         6051      PACKER CSG 5-1/2"X2-3/8" BAKER "R"         C                             4.00     $458.992             $1,835.97
         6028      PACKER CSG 5-1/2"X2-3/8"GUIBERSON KVL-30   C                             1.00      $50.000                $50.00
         6055      PACKER CSG BAKER "R" 7"                    C                             1.00     $500.000               $500.00
         6037      PACKER CSG 7"X2-7/8" OTIS "MH"             C                             1.00     $250.000               $250.00
         6029      ROD POLISHED 1-1/4"X22'                    C                             2.00       $0.000                 $0.00
         6027      PACKER CSG 5-1/2"X2-3/8" OTIS "MH"         C                             4.00     $333.333             $1,333.33
         6030      ROD SUCKER 3/4"X25' NORRIS                 C                 201     6,950.00       $0.100               $695.00
         6031      ROD SUCKER 7/8"X25' NORRIS                 E                 112     2,800.00       $0.040               $112.00
         6050      ROD SUCKER 3/4"X25'                        A                   4       100.00       $0.100                $10.00
         6042      SLIDING SLEEVE ASSY 4-1/2" BAKER"L"        A                             1.00     $250.000               $250.00
                                                                                                                              $0.00
                                                                                                                              $0.00
                                                                                                                              $0.00
                                                                                                                          ---------
                                                                                                                          $5,786.30
                                                                                                                          =========


                                           MATERIALS AND SUPPLIES INVENTORY RECAP SHEET
                                                                                                         DATE:            29-Aug-95
LOCATION:          YOAKUM WAREHOUSE AND YARD                LEASE EQUIPMENT
                                                                                        GENERAL LEDGER   DATE:            31-Aug-95
COMPANY:           STONE & WEBSTER OIL COMPANY, INC.        PAGE 1
                                                                                        GENERAL ACCOUNT NUMBER:            1310/10

                                                                                                      REVISED
  INV. CARD                                                                             QUANTITY       UNIT       UNIT      TOTAL
   NUMBER                       DESCRIPTION                 COND     RACK     JOINTS     FOOTAGE       COST                 AMOUNT
-------------      -------------------------------------    ----    -----     ------    --------     ---------    ----    ---------
         8002      DEHYDRATOR 1000# WP 10'X24" L MOORE        C                            1.00        $500.000             $500.00
   8002-1          DEHYDRATOR 1000# WP 10'X24" L MOORE        C                            1.00        $375.000             $375.00
         8026      DEHYDRATOR 1000# WP 10'X10-3/4" L MOORE    C                            0.00        $850.000               $0.00
                   VERTICAL SCRUBBERS 3MCF
         8033      DEHYDRATOR 12003 WP COASTLINE PROCESS      C                            1.00        $450.000             $450.00
         8039      DEHYDRATOR 1 MCF 6-5/8"X15' VESCO          C                            0.00                               $0.00
         8043      DEHYDRATOR 3000# WPL MOORE                 C                            2.00        $850.000           $1,700.00
   8043-1          DEHYDRATOR 3000# WPL MOORE                 C                            1.00          $0.000               $0.00
                   (MUSSELMAN)
         8052      DEHYDRATOR KEN WIND 12-3/4"X15'            C                            1.00      $1,000.000           $1,000.00
                   PACKED TOWER
         8054      DEHYDRATOR SMITH 3M2 CAP 6'X20"            C                            1.00      $1,000.000           $1,000.00
                   REBOILER 10-3/4"X17" TOWER
         8003      HEAD COMPRESSOR 4"X7" JOY                  C                            1.00        $250.000             $250.00
         8004      HEATER LINE 12'X30" 3000# WP NATIONAL      C                            1.00        $250.000             $250.00
         8017      HEATER LINE 24"X6' ANDERSON 3000# WP       C                            1.00        $500.000             $500.00
         8020      HEATER LINE 24"x6' 3000# WP L MOORE        C                            2.00        $333.333             $666.66
         8040      HEATER LINE 3'X8' 3000# WP TX-GULF         C                            1.00        $150.000             $150.00
         8053      HEATER LINE 3000# WP SMITH                 C                            1.00        $450.000             $450.00
         8056      HEATER LINE BAKER 30"X10' 10000# WP        C                            1.00          $0.000               $0.00
                   (MUSSELMAN)                                                                                            ---------
                                                                                                                          $7,291.66
                                                                                                                          =========


                                           MATERIALS AND SUPPLIES INVENTORY RECAP SHEET
                                                                                                         DATE:            29-Aug-95
LOCATION:          YOAKUM WAREHOUSE AND YARD                LEASE EQUIPMENT
                                                                                        GENERAL LEDGER   DATE:            31-Aug-95
COMPANY:           STONE & WEBSTER OIL COMPANY, INC.        PAGE 2
                                                                                        GENERAL ACCOUNT NUMBER:            1310/10

                                                                                                      REVISED
  INV. CARD                                                                             QUANTITY       UNIT       UNIT      TOTAL
   NUMBER                       DESCRIPTION                 COND     RACK     JOINTS     FOOTAGE       COST                 AMOUNT
-------------      -------------------------------------    ----    -----     ------    --------     ---------    ----    ---------
8005-1             METER GAS BARTON 202-A 2-PEN ORIFICE       C                             1.00       $150.000             $150.00
         8014      METER GAS AM MODEL SS-25 2-PEN ORFICE      C                             1.00       $200.000             $200.00
         8006      METER RUN 2" SIMPLEX DANIEL #705-R ORIFICE C                             7.00       $100.000             $700.00
         8024      METER RUN 3" SIMPLEX DANIEL SENIOR ORIFICE C                             1.00                              $0.00
         8007      MOTOR ELEC. 10-HP WESTINGHOUSE 4500        C                             1.00       $100.000             $100.00
         8008      PANEL CONTROL MOTOR UNIT                   C                             1.00         $0.000               $0.00
                   (NO VALUE INV. CONTROL)
         8019      PROD UNIT 30003 LN HTR 16"X5" SEP          C                             1.00       $800.000             $800.00
         8019      PROD UNIT 30003 LN HTR 16"X5" SEP          C                             1.00       $800.000             $800.00
         8032      PROD UNIT 1440 WP 6500# LN HTR 16"X6.5'    C                             1.00     $2,500.000           $2,500.00
         8010      PUMP CHEM INJ WESTERN W/HOPPER             C                             2.00       $100.000             $200.00
         8046      PUMP SWD W/HERCULES ENGINE                 C                             0.00     $1,000.000               $0.00
         8049      PUMP UNIT 114-D NATIONAL                   C                             1.00     $4,400.000           $4,400.00
         8013      RECORDER TEMP PALMER                       C                             1.00       $125.000             $125.00
         8058      RECORDER TEMP BARTON                       C                             1.00       $175.000             $175.00
         8016      SEP 16"X5' VERT L MOORE 1000#WP            C                             0.00       $350.000               $0.00
       8016-A      SEP 16"X5' VERT L MOORE 1000#WP            C                             1.00         $0.000               $0.00
                   (MUSSELMAN)
         8044      SEP 20"X7"-2" 3-PHASE 1440# WP  SMITH      C                             1.00         $0.000               $0.00
                   (MUSSELMAN)
         8047      SEP 24"X6' 1000# WP                        C                             0.00         $0.000               $0.00
                                                                                                                         ----------
                                                                                                                         $10,150.00
                                                                                                                         ==========


                                           MATERIALS AND SUPPLIES INVENTORY RECAP SHEET
                                                                                                         DATE:            29-Aug-95
LOCATION:          YOAKUM WAREHOUSE AND YARD                LEASE EQUIPMENT
                                                                                        GENERAL LEDGER   DATE:            31-Aug-95
COMPANY:           STONE & WEBSTER OIL COMPANY, INC.        PAGE 3
                                                                                        GENERAL ACCOUNT NUMBER:            1310/10

                                                                                                      REVISED
  INV. CARD                                                                             QUANTITY       UNIT       UNIT      TOTAL
   NUMBER                       DESCRIPTION                 COND     RACK     JOINTS     FOOTAGE       COST                 AMOUNT
-------------      -------------------------------------    ----    -----     ------    --------     ---------    ----    ---------
         8057      SEP 2-PHASE 125# 24"X6'                   C                              1.00      $50.000               $50.00
         8037      SEP 24"X7-1/2" 3-PHASE 15# WP             C                              0.00       $0.000                $0.00
         8022      SEP 24"X10' 125# WP 3-PHASE               C                              0.00       $0.000                $0.00
         8048      SEP 24"X10' PARKERSBURG 1000# WP          C                              1.00     $375.000              $375.00
         8011      SEP 3'X11' PARKERSBURG 1000# WP           C                              1.00     $150.000              $150.00
         8030      SEP 3'X12' 1000# WP NATIONAL              C                              2.00     $150.000              $300.00
         8028      TANK, STORAGE-440 BBL                     C                              1.00       $0.000                $0.00
         8029      TANK, STORAGE-210 BBL                     C                              2.00       $0.000                $0.00
         8059      PUMPING UNIT, EMSCO D610                  C                              1.00       $0.000                $0.00
         8060      PUMPING UNIT, AMERICAN 80                 C                              1.00       $0.000                $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                           -------
                                                                                                                           $875.00
                                                                                                                           =======


                                           MATERIALS AND SUPPLIES INVENTORY RECAP SHEET
                                                                                                         DATE:            29-Aug-95
LOCATION:          YOAKUM WAREHOUSE AND YARD                MISCELLANEOUS
                                                                                        GENERAL LEDGER   DATE:            31-Aug-95
COMPANY:           STONE & WEBSTER OIL COMPANY, INC.
                                                                                        GENERAL ACCOUNT NUMBER:            1310/10

                                                                                                      REVISED
  INV. CARD                                                                             QUANTITY       UNIT       UNIT      TOTAL
   NUMBER                       DESCRIPTION                 COND     RACK     JOINTS     FOOTAGE       COST                 AMOUNT
-------------      -------------------------------------    ----    -----     ------    --------     ---------    ----    ---------
         9001      CHEMICALS GLYCOL-55 GAL DRUM              A                            0.00       $0.000000              $0.00
                                                                                        110.00       $8.044836            $884.92
9003-2             CHEMICALS WEEDKILLER                      A                            0.00          $0.000              $0.00
                                                                                        240.00          $0.015              $3.60
                                                                                                                            $0.00
                                                                                                                            $0.00
                                                                                                                            $0.00
                                                                                                                            $0.00
                                                                                                                            $0.00
                                                                                                                            $0.00
                                                                                                                            $0.00
                                                                                                                            $0.00
                                                                                                                            $0.00
                                                                                                                            $0.00
                                                                                                                            $0.00
                                                                                                                            $0.00
                                                                                                                          -------
                                                                                                                          $888.52
                                                                                                                          =======

                                           MATERIALS AND SUPPLIES INVENTORY RECAP SHEET
                                                                                                         DATE:            29-Aug-95
LOCATION:          FOUR STAR PIPE SERVICES, INC.
                   CROSBY, TEXAS                                                        GENERAL LEDGER   DATE:            31-Aug-95
COMPANY:           STONE & WEBSTER OIL COMPANY, INC.
                                                                                        GENERAL ACCOUNT NUMBER:            1310/25

                                                                                                      REVISED
  INV. CARD                                                                             QUANTITY       UNIT       UNIT      TOTAL
   NUMBER                       DESCRIPTION                 COND     RACK     JOINTS     FOOTAGE       COST                 AMOUNT
-------------      -------------------------------------    ----    -----     ------    --------     ---------    ----    ---------
         2004      4-1/2" 10.50# K-55 STC R-3 LSS ERW         A     I-11         192      7,962.5    $1.000000     FT     $7,962.50
         2005      4-1/2" 11.60# N-80 J7L SMLS LTC R-3        A     I-13          85      3,977.9    $1.250000     FT     $4,972.38
         2006      4-1/2" 12.24# J-55 USS SMLS FJ R-3         C     I-13          15        608.1    $1.000000     FT       $608.10
         2007      4-1/2# 11.60# N-80 API LTC R-3             B     I-13           8        318.6    $1.250000     FT       $398.25
         2008      4-1/2" 11.60# K-55 API LTC R-3             A     I-13           2         84.4    $1.000000     FT        $84.40
         2201      5-1/2" 17.00# N-80 USS SMLS BTC R2-11      B                   12        387.3    $1.500000     FT       $580.95
         2202      5-1/2" 17.00# N-80 USS SMLS LTC R-3        B                   17        733.2    $1.500000     FT     $1,099.80
         2205      5-1/2" 17.00# N-80 USS SMLS BTC R-3        A                   12        480.1    $1.500000     FT       $720.15
         2206      5-1/2" 17.00# N-80 USS SMLS                B     I-12           2         65.9    $1.500000     FT        $98.85
         2207      5-1/2" 17.00# N-80 USS SMLS LTC R-3        A     I-12         119      4,928.1    $1.500000     FT     $7,392.15
         2208      5-1/2" 17.00# N-80 NPT SMLS LTC R-3        A     I-12           2         93.0    $1.500000     FT       $139.50
         2211      5-1/2" 17.00# J-55 LSS API LTC R-2         B     I-12           7        223.2    $1.250000     FT       $279.00
         2212      5-1/2" 15.50# J-55 API LTC R-3             B     I-12          15        465.5    $1.500000     FT       $698.25
                   (4-JTS-BSC;11-JTS-USS)
                                                                                                                         ----------
                                                                                                                         $25,034.28
                                                                                                                         ==========

                                           MATERIALS AND SUPPLIES INVENTORY RECAP SHEET
                                                                                                         DATE:            29-Aug-95
LOCATION:          INGRAM CACTUS - CORPUS CHRISTI
                   CORPUS CHRISTI, TEXAS                                                GENERAL LEDGER   DATE:            31-Aug-95
COMPANY:           STONE & WEBSTER OIL COMPANY, INC.
                                                                                        GENERAL ACCOUNT NUMBER:            1310/15

                                                                                                      REVISED
  INV. CARD                                                                             QUANTITY       UNIT       UNIT      TOTAL
   NUMBER                       DESCRIPTION                 COND     RACK     JOINTS     FOOTAGE       COST                 AMOUNT
-------------      -------------------------------------    ----    -----     ------    --------     ---------    ----    ---------
         7001      CASINGHEAD, XMAS TREE:11" 3000#X10-3/4"   C                            1.0         $185.00                $185.00
         7002      TUBINGHEAD, XMAS TREE:11" 5000#X7-1/6"    C                            1.0         $500.00                $500.00
         7003      DRILLING SPOOL, XMAS TREE:11" 3000#       C                            1.0         $720.00                $720.00
         7004      UPPER FLOW ASSY, XMAS TREE:5000#          C                            1.0       $1,000.00              $1,000.00
                                                                                                                               $0.00
                                                                                                                               $0.00
                                                                                                                               $0.00
                                                                                                                               $0.00
                                                                                                                               $0.00
                                                                                                                               $0.00
                                                                                                                               $0.00
                                                                                                                               $0.00
                                                                                                                               $0.00
                                                                                                                           ---------
                                                                                                                           $2,405.00
                                                                                                                           =========


STONE & WEBSTER OIL COMPANY

-------------------------------------------------------------------------------------------------------------------------------
                  Prospect/
 County/Parish      Field         Operator      WI Cost       Rev.         Well Name                Description
-------------------------------------------------------------------------------------------------------------------------------
Goliad, TX      --             Kling, Inc.         --      .00173617    Dornburg , M.   258 acres,  more or less, out of
                                                           ORRI         Gas Unit #2     the A. Berry Survey, A-59, being
                                                                                        further described in that certain
                                                                                        Gas Unit Designation dated
                                                                                        September 22, 1981, recorded in
                                                                                        Vol. 332, Page 224, Deed Records of
                                                                                        Goliad County, Texas.
-------------------------------------------------------------------------------------------------------------------------------
DeWitt, TX      Arneckeville/  Stone &        .812525      .603046      Zengerle,       160.57 acres, more or less, out of
                Anna Barre,    Webster Oil                              Ester  #3       the James Quinn Survey A-395 and
                W.             Co.                                                      being all of the Herbert Zengerle,
                                                                                        et ux 406 acre tract described in
                                                                                        lease dated January 19, 1944,
                                                                                        recorded in Vol. 26, Page 55, Oil
                                                                                        and Gas Records of DeWitt County,
                                                                                        Texas, from Herbert Zengerle, et
                                                                                        ux, as Lessors, to Atlantic
-------------------------------------------------------------------------------------------------------------------------------
DeWitt, TX      Arneckeville   Moose Oil &         --      .0518941     Phillips        88 acres, more or less, out of the
                               Gas Company,                ORRI                         M. Ortiz Survey A-42 and being
                               Inc.                                                     further described in that certain
                                                                                        Partial Assignment from Stone &
                                                                                        Webster Oil Co., Inc., et al to
                                                                                        Moose Oil & Gas Company, dated
                                                                                        April 6, 1993, recorded in Vol.
                                                                                        303, Pg. 179, Oil & Gas Records,
                                                                                        DeWitt County, Texas.
-------------------------------------------------------------------------------------------------------------------------------
DeWitt, TX      Arneckeville   Louis Dreyfus       --      .0234375     Wallace         80 acres, more or less, out of the
                               Natural Gas                 ORRI                         James Quinn Survey A-395 and being
                               Corp.                                                    more particularly described in that
                                                                                        certain Partial Assignment from
                                                                                        Stone & Webster Oil Co., Inc. to
                                                                                        1988 Indexgeo-J.V., dated February
                                                                                        28, 1991, recorded in Vol. 293, Pg.
                                                                                        808, Oil & Gas Records of DeWitt
                                                                                        County, Texas.
-------------------------------------------------------------------------------------------------------------------------------
Ouachita, LA    Cadeville      Summit         .008685      .00706787    Werner Sawmill  Section 29, Township 17 North,
                               Overseas                                 Co.             Range 2 East, Ouachita Parish, LA.
                               Exploration,
                               Inc.
-------------------------------------------------------------------------------------------------------------------------------
DeWitt, TX      Friar Ranch    Rio Bravo      .033333      .025546      Sixjay #1       646.494 acres, more or less, out of
                               Exploration,                                             the T&NO RR Co. Survey,  as
                               Inc.                                                     described in that certain Oil, Gas
                                                                                        and Mineral Lease dated September
                                                                                        14, 1984, between Sixjay
                                                                                        Enterprises, a General Partnership,
                                                                                        as Lessor, and Conquest Exploration
                                                                                        Company, as Lessee, and being
                                                                                        recorded in Volume 247, Page 570 of
                                                                                        the Oil and Gas Records of DeWitt
                                                                                        County, Texas.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                  Prospect/
 County/Parish      Field         Operator      WI Cost       Rev.         Well Name                Description
-------------------------------------------------------------------------------------------------------------------------------
Lavaca, TX      Hallettsville  Stone &        .345833      .2611897 &   Bludau          124.73 acres, more or less, out of
                               Webster Oil                 .00050889 RI                 the L. J. Presnal League A-355, as
                               Co.                         & .002 ORRI                  described in that certain Oil and
                                                                                        Gas Lease between Hubert Bludau, et
                                                                                        al, Lessor and Enterprise
                                                                                        Resources, Inc., Lessee, dated
                                                                                        March 15, 1974, recorded in Vol.
                                                                                        174, Pg. 665, et. seq. of the Lease
                                                                                        Records of Lavaca County, Texas.
-------------------------------------------------------------------------------------------------------------------------------
Lavaca, TX      Hallettsville  Parker &       .33333       .2708333 &   City of         80 acres, more or less, out of the
                               Parsley                     .0208334     Hallettsville   Luke J. Presnal League,  A-355 and
                               Development                 ORRI         Oil Unit        the John Hallett Survey, A-217,  as
                               Co.                                      No. 1           described in Designation of Oil
                                                                                        Unit, dated February 1, 1985,
                                                                                        recorded in Volume 291, Page 910,
                                                                                        et seq. and a Correction of
                                                                                        Designation of Oil Unit dated
                                                                                        December 4, 1988, recorded in
                                                                                        Volume 323, page 31, Lease Records
                                                                                        of Lavaca County, Texas.
-------------------------------------------------------------------------------------------------------------------------------
Lavaca, TX      Hallettsville  Stone &        .3438335     .2691023 &   Randow G.U.     352 acres, more or less, out of the
                               Webster Oil                 .003888 ORRI well #3         Luke J. Presnal League, A-355, as
                               Co.                                                      described in the Unit Designation
                                                                                        creating the Stone & Webster Oil
                                                                                        Company, Inc., Randow well No. 3
                                                                                        Gas Unit effective as of February
                                                                                        18, 1986, recorded in Volume 302,
                                                                                        Page 588, et. seq. Lease Records of
                                                                                        Lavaca County, Texas.
-------------------------------------------------------------------------------------------------------------------------------
Lavaca, TX      Hallettsville  Parker &            --      .0145881     Zappe, Lester   352 acres, more or less, out of the
                               Parsley                     ORRI         G.U.            William Ponton Survey, A-36 and the
                               Development                                              James Campbell Survey, A-6,  as
                               Co.                                                      described in Designation of Gas
                                                                                        Unit dated March 5, 1981, recorded
                                                                                        in Volume 249, page 115 of the
                                                                                        Lease Records of Lavaca County,
                                                                                        Texas.
-------------------------------------------------------------------------------------------------------------------------------
Lavaca, TX      Hallettsville  Parker &            --      .041667 ORRI Leopold, Joe    94.8 acres, more or less, out of
                               Parsley        BPO then     BPO then     #1              the L. J. Presnal League, A-355 and
                               Development    .33333 APO   .2708334 APO                 the John Hallett League, A-217,
                               Co.                                                      being described in that certain
                                                                                        Oil, Gas & Mineral Lease dated June
                                                                                        26, 1973 between Joe Leopold et ux
                                                                                        Lessor, and Enterprise Gas, Inc.,
                                                                                        Lessee, recorded in Volume 169,
                                                                                        Page 459, Lease Records, Lavaca
                                                                                        County, Texas.
-------------------------------------------------------------------------------------------------------------------------------
Lavaca, TX      Hallettsville  Parker &            --      .0009958     Woytek-Edwards  702.93 acres, more or less, out of
                               Parsley                     ORRI         G.U.            the James Campbell League, A-6,
                               Development                                              being further described in that
                               Co.                                                      certain Designation of Gas Unit
                                                                                        dated July 10, 1979, recorded in
                                                                                        Volume 230, Page 674, as amended in
                                                                                        Vol. 295, Page 530, Lease Records
                                                                                        of Lavaca County, Texas.
-------------------------------------------------------------------------------------------------------------------------------
Lavaca, TX      Hallettsville  Bass                --      .00032244    Neuhaus  G.U.   325.15 acres, more or less, out of
                               Enterprises                 ORRI                         the John Smothers Survey A-47, the
                               Production Co.                                           Jno. C. Cooksey Survey A-130, the
                                                                                        Barnard Brown Survey A-74, and
                                                                                        being more particularly described
                                                                                        in Gas Pooling Designation recorded
                                                                                        November 3, 1971 in Book  158,
                                                                                        Pages 176 to 182 inclusive, Lease
                                                                                        Records of Lavaca County, Texas.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                  Prospect/
 County/Parish      Field         Operator      WI Cost       Rev.         Well Name                Description
-------------------------------------------------------------------------------------------------------------------------------
Lavaca, TX      Hallettsville  Parker &            --      .02 ORRI     Treptow Oil     81.1928 acres, more or less, out of
                               Parsley                                  Unit #2         the Luke J. Presnal Survey, A-355
                               Development                                              and the John Hallett Survey, A-217,
                               Corp.                                                    and more particularly described in
                                                                                        that certain Designation of Oil
                                                                                        Unit dated December 19, 1984,
                                                                                        recorded in Volume 290, page 760,
                                                                                        Lease Records, Lavaca County,
                                                                                        Texas, as amended by Amendment and
                                                                                        Ratification dated July 10, 1985,
                                                                                        recorded in Volume 298, Page 62,
                                                                                        Lease Records, Lavaca County,
                                                                                        Texas.
-------------------------------------------------------------------------------------------------------------------------------
Lavaca, TX      Hallettsville  Mobil Oil      .1973704     .1549799 &   Randow G.U.     701.2309 acres, more or less, out
                /North Word    Corp.                       .0381825     wells 1, 2 & 3  of L. J. Presnal League, A-355, and
                                                           ORRI                         the John Hallett League, A-217, and
                                                                                        being more particularly described
                                                                                        by that Designation of Unit
                                                                                        recorded in Volume No. 236, Page
                                                                                        135 et. seq. of the Lease Records,
                                                                                        Lavaca County, Texas.
-------------------------------------------------------------------------------------------------------------------------------
Lavaca, TX      Hallettsville  Parker &       .0338278     .027485      Hathaway-       699.9168 acres, more or less, out
                               Parsley                                  Edwards G.U.,   of the L. J. Presnal Survey, A-355,
                               Development                              well #2         being described in that certain
                               Co.                                                      Designation of Gas Unit dated May
                                                                                        15, 1979, recorded in Volume 229,
                                                                                        Page 628, Lease Records of Lavaca
                                                                                        County, Texas.
-------------------------------------------------------------------------------------------------------------------------------
Lavaca, TX      Hallettsville  Parker &       .0345685     .0280777     Hathaway-       699.9168 acres, more or less, out
                               Parsley                                  Edwards G.U.    of the L. J. Presnal Survey, A-355,
                               Development                              wells #3-5      being described in that certain
                               Co.                                                      Designation of Gas Unit dated May
                                                                                        15, 1979, recorded in Volume 229,
                                                                                        Page 628, Lease Records of Lavaca
                                                                                        County, Texas.
-------------------------------------------------------------------------------------------------------------------------------
Lavaca, TX      Hallettsville  Parker &       .0338278     .027485      Hathaway-       699.9168 acres, more or less, out
                               Parsley                                  Edwards G.U.    of the L. J. Presnal Survey, A-355,
                               Development                              wells #6-7      being described in that certain
                               Co.                                                      Designation of Gas Unit dated May
                                                                                        15, 1979, recorded in Volume 229,
                                                                                        Page 628, Lease Records of Lavaca
                                                                                        County, Texas.
-------------------------------------------------------------------------------------------------------------------------------
Lavaca, TX      Hallettsville  Parker &       .390625      .3125        Renger Gas      320 acres of land, more or less,
                               Parsley                                  Unit            out of the William Ponton Survey,
                               Development                                              A-36 and the James Campbell Survey,
                               Co.                                                      A-6, as described in Designation of
                                                                                        Gas Unit dated February 4, 1981,
                                                                                        recorded in Volume 248, page 784 of
                                                                                        the Lease Records of Lavaca County,
                                                                                        Texas.
-------------------------------------------------------------------------------------------------------------------------------
Lavaca, TX      Hallettsville  Stone &        .333333      .2603777 &   Klekar Unit     80.245 acres, more or less, out of
                               Webster Oil                 .003889 ORRI                 the Luke J. Presnal League, A-355,
                               Co.                                                      and being further described in that
                                                                                        certain Unit Designation dated
                                                                                        August 15, 1985, recorded in Vol.
                                                                                        296, Page 832, as amended at Volume
                                                                                        300, Page 76, Lease Records, Lavaca
                                                                                        County, Texas.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                  Prospect/
 County/Parish      Field         Operator      WI Cost       Rev.         Well Name                Description
-------------------------------------------------------------------------------------------------------------------------------
Lavaca, TX      Hallettsville  Stone &        .333333      .2642048 &   Rothbauer Unit  82.4952 acres, more or less, out of
                               Webster Oil                 .0038906                     the Luke J. Presnal League, A-355,
                               Co.                         ORRI                         and being further described in that
                                                                                        certain Unit Designation executed
                                                                                        February 25, 1986, recorded in Vol.
                                                                                        303, Pg. 248, Lease Records, Lavaca
                                                                                        County, Texas.
-------------------------------------------------------------------------------------------------------------------------------
Starr, TX       LaSacatosa     Stone &        .2200        .1699502     Perez G.U.      160 acres of land, more or less,
                               Webster Oil                                              out of the La Sacatosa Grant, A. C.
                               Co.                                                      Salinas Survey A-167, and being
                                                                                        further described in that certain
                                                                                        Designation of Gas Unit dated
                                                                                        January 10, 1994, effective
                                                                                        December 1, 1993, recorded in Vol.
                                                                                        686, Pg. 378, Real Property
                                                                                        Records of Starr County, Texas.
-------------------------------------------------------------------------------------------------------------------------------
Nacogdoches,    N. E.          Kaiser-Frances .15972597    .12942631    Foshee, A. M.   640 acres, more or less, out of the
TX              Trawick/       Oil Co.                                  #1-A Unit       Maria D. Castro Survey A-133 and
                Naconiche                                                               being further described in that
                Creek                                                                   certain Unit Desingation dated
                                                                                        March 3, 1978,  recorded in Vol.
                                                                                        167, Pg.. 476, & Vol. 167, Pg. 195,
                                                                                        as amended by docuent at Vol. 169,
                                                                                        Pg. 572, Oil & Gas Lease Records,
                                                                                        Nacogdoches County, Texas.
-------------------------------------------------------------------------------------------------------------------------------
Nacogdoches,    N. E.          MW Production       --      .013242 ORRI Blount, E. A.   700.06 acres, more or less, out of
TX              Trawick/       (Amoco)                                  III G.U.        the Nathaniel Benton Survey, A-89,
                N. Appleby                                                              and being further described in that
                                                                                        certain Unit Designation dated
                                                                                        October 7, 1981, recorded in Vol.
                                                                                        155, Pg. 750, Oil & Gas Lease
                                                                                        Records, Nacogdoches County, Texas.
-------------------------------------------------------------------------------------------------------------------------------
Nacogdoches,    N.E. Trawick/  Kaiser-Frances .0539233     .04364192    Mast, A.T."B"   690 acres, more or less, out of the
TX              Naconiche      Oil Co.                                  et al G.U .     Maria D. Castro Survey A-133 and
                Creek                                                                   being further described in that
                                                                                        certain Unit Designation dated
                                                                                        January 31, 1985, recorded in Vol.
                                                                                        569, 757, amended in Vol. 594, Pg.
                                                                                        1 and Vol. 666, Pg. 550, Real
                                                                                        Property  Records of Nacogdoches
                                                                                        County, Texas.
-------------------------------------------------------------------------------------------------------------------------------
Nacogdoches,    N.E. Trawick/  Kaiser-Francis .13558455    .11440132    Langhorne, M.   699.64 acres, more or less, out of
TX              Naconiche      Oil Co.                                  M. et al GU     the N. Burkhalter Survey A-67, F.
                Creek                                                                   Carter Survey A-667, G. W. McGuire
                                                                                        Survey A-410, A. McMinns Survey A-
                                                                                        760 and the T. Barrington Survey A-
                                                                                        127, being more fully described in
                                                                                        that certain Designation of Unit
                                                                                        dated December 31, 1984, recorded
                                                                                        in Vol. 558, Page 14 & Vol. 568,
                                                                                        Pg. 256, amended in the Vol. 622,
                                                                                        Pg. 803 and Vol. 677, Pg. 18, Real
                                                                                        Property Records,  Nacogdoches
                                                                                        County, Texas.
-------------------------------------------------------------------------------------------------------------------------------
Nacogdoches,    N.E. Trawick/  Kaiser-Frances .16056895    .1246034     Land, B.M. et   437.31 acres, more or less, out of
TX              Naconiche      Oil Co.                                  al G.U.         the William C. Walker Survey, A-
                Creek                                                                   569, the M. D. Castro Survey, A-643
                                                                                        and the I. Sanches Survey, A-509
                                                                                        and being described in Designation
                                                                                        of Gas Unit dated February 14,
                                                                                        1985, recorded in Volume 569, Page
                                                                                        795 of the Real Property Records of
                                                                                        Nacogdoches County, Texas.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                  Prospect/
 County/Parish      Field         Operator      WI Cost       Rev.         Well Name                Description
-------------------------------------------------------------------------------------------------------------------------------
Nacogdoches,    N.E. Trawick/  Kaiser-Frances .11747726    .09071044    King, T. B.     701.25 acres, more or less, out of
TX              Naconiche      Oil Co.                                  et al G.U.      the Ignacio Sanches Sr. Survey, A-
                Creek                                                                   509, the A. Yancy Survey A-625 &
                                                                                        the W. C. Walker Survey A-596, and
                                                                                        being further described in that
                                                                                        certain Unit Designation dated
                                                                                        November 30, 1984, recorded in
                                                                                        Volume 556, Pg. 811, Vol. 565, Pg.
                                                                                        199 and Vol. 568, Pg. 242 amended
                                                                                        in Vol. 582, Pg. 235 and Vol. 622,
                                                                                        Pg. 134, Real Property Records,
                                                                                        Nacogdoches County, Texas.
-------------------------------------------------------------------------------------------------------------------------------
Nacogdoches,    N.E. Trawick/  Kaiser-Frances .09571988    .08169878    Hartt G.U.      695.95 acres, more or less, out of
TX              Naconiche      Oil Co.                                                  the W. C. Walker Survey A-596 and
                Creek                                                                   the Maria D. Castro Survey A-133
                                                                                        and   being further described in
                                                                                        that certain Unit Designation dated
                                                                                        January 14, 1982, recorded in Vol.
                                                                                        158, Pg. 34, as amended by document
                                                                                        dated September 22, 1982, recorded
                                                                                        in Vol. 165, Pg. 325, Oil & Gas
                                                                                        Lease Records, Nacogdoches County,
                                                                                        Texas.
-------------------------------------------------------------------------------------------------------------------------------
Nacogdoches,    N.E. Trawick/  Kaiser-Frances      --      .0331085     Dews G.U.       699.11 acres of land, more or less,
TX              Naconiche      Oil Co.                     ORRI                         out of the Santiago Rabia Survey,
                Creek                                                                   A-469, the A. Yancy Survey, A-625,
                                                                                        the M. T. Yancy Survey, A- 629, and
                                                                                        the Wm. Fulcher Survey, A-756,
                                                                                        being more particularly described
                                                                                        in Unit Designation dated January
                                                                                        14, 1982 and recorded in Volume
                                                                                        158, Page 70 as amended by
                                                                                        Amendment to Unit Designation dated
                                                                                        September 22,1982, recorded in
                                                                                        Volume 165, Page 119, Oil and Gas
                                                                                        Lease Records, Nacogdoches County,
                                                                                        Texas.
-------------------------------------------------------------------------------------------------------------------------------
Nacogdoches,    N.E. Trawick/  Kaiser-Frances .01290572    .00951512    Reavley, T. W.  345.08 acres, more or less, out of
TX              Naconiche      Oil Co.                                  et al G.U.      the D. Sanchez Survey A-505, the I.
                Creek                                                                   Sanchez Survey A-509 and the M. G.
                                                                                        Herrera Survey A-248 and  being
                                                                                        further described in that certain
                                                                                        Unit Designation dated November 26,
                                                                                        1995, recorded in Vol. 611, Pg.
                                                                                        222, Real Property Records of
                                                                                        Nacogdoches County, Texas.
-------------------------------------------------------------------------------------------------------------------------------
Nacogdoches,    N.E. Trawick/  Kaiser-Frances .11572787    .08935846    Bright, N. G.   693.109 acres, more or less, out of
TX              Naconiche      Oil Co.                                  et al G.U.      the Maria D. Castro Survey A-133
                Creek                                                                   and  being further described in
                                                                                        that certain Unit Designation dated
                                                                                        January 31, 1985, being recorded in
                                                                                        Vol. 562, Pg. 888 and Vol. 575, Pg.
                                                                                        677, and amended by Supplemental
                                                                                        Unit Designations  recorded in Vol.
                                                                                        606, Pg.  742, and Vol. 612,  Pg.
                                                                                        481 and Vol. 637, Pg. 689, Real
                                                                                        Property Records, Nacogdoches
                                                                                        County, Texas.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                  Prospect/
 County/Parish      Field         Operator      WI Cost       Rev.         Well Name                Description
-------------------------------------------------------------------------------------------------------------------------------
Nacogdoches,    N.E. Trawick/  Kaiser-Frances .05126194    .05196533    Strong G.U.     688.32 acres, more or less, out of
TX              Naconiche      Oil Co.                                                  the Maria D. Castro Survey A-133,
                Creek                                                                   the Wm. C. Walker Survey A-596, and
                                                                                        the Wm. Fulcher Survey A-756 and
                                                                                        being further described in that
                                                                                        certain Unit Designation dated
                                                                                        January 14, 1982, recorded in vol.
                                                                                        158, Pg. 107 and 143, amended in
                                                                                        Vol. 168, Pg. 790 and Vol. 497, Pg.
                                                                                        12, Vol. 608, Pg. 719, Oil & Gas
                                                                                        Lease Records of Nacogdoches
                                                                                        County, Texas.
-------------------------------------------------------------------------------------------------------------------------------
Nacogdoches,    N.E. Trawick/  Kaiser-Frances .14862006    .11824202    Richardson, J.  465.98 acres, more or less,  out of
TX              Naconiche      Oil Co.                                  D. Estate G.U.  the David Sanches Survey, Abstract
                Creek                                                   1               No. 505, and the I. Sanches Survey,
                                                                                        Abstract No. 509 and being
                                                                                        described in Designation Gas Unit
                                                                                        dated April 15, 1985, recorded in
                                                                                        Volume 582, Page 270 et seq. of the
                                                                                        Real Property Records of
                                                                                        Nacogdoches County, Texas.
-------------------------------------------------------------------------------------------------------------------------------
Lavaca, TX      North Word     Mobil Oil           --      .0002141     Brown, Annie    320.20935 acres, more or less, out
                               Corp.                       ORRI         et al G.U.      of the John Smithers Survey,
                                                                                        Abstract 47 and the Barnard Brown
                                                                                        Survey, Abstract 74, and being more
                                                                                        fully described in that Designation
                                                                                        of Gas Unit  recorded under File
                                                                                        No's. 91738 and 91941,  Volume 162,
                                                                                        pages 290-298 and 493-501 of the
                                                                                        records of Lavaca County, Texas.
-------------------------------------------------------------------------------------------------------------------------------
Lavaca, TX      North Word     Mobil Oil           --      .0001033     Von Rosenberg,  661.82 acres, more or less, out of
                               Corp.                       ORRI         Monte G.U.      the John Smithers League A-47 and
                                                                                        the Barnard Brown Survey A-74 and
                                                                                        being more particularly described
                                                                                        in that certain Designation of Gas
                                                                                        Unit  recorded in Book 195, Pages
                                                                                        702-734 inclusive of the Lease
                                                                                        Records of Lavaca County, Texas.
-------------------------------------------------------------------------------------------------------------------------------
Lavaca, TX      S.E.           Bass                --      .00015746    Kristek G.U.    694.391 acres, more or less, out of
                Hallettsville  Enterprises                 ORRI                         the J. C. Cooksey Survey, A-130,
                               Production Co.                                           being more fully described in that
                                                                                        certain Gas Pooling Designation
                                                                                        dated October 22, 1979, of record
                                                                                        in Volume 241, Page 409 of the Oil
                                                                                        and Gas Lease Records of Lavaca
                                                                                        County, Texas.
-------------------------------------------------------------------------------------------------------------------------------
Lavaca, TX      S.E.           Bass                --      .00010732    Wynne G.U.      650.854 acres, more or less,out of
                Hallettsville  Enterprises                 ORRI                         the J. Smithers Survey, A-74, and
                               Production Co.                                           being  more fully defined in that
                                                                                        certain Gas Pooling Designation
                                                                                        dated March 7, 1980, of record in
                                                                                        Volume 244, Page 383 of the  Lease
                                                                                        Records of Lavaca County, Texas.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                  Prospect/
 County/Parish      Field         Operator      WI Cost       Rev.         Well Name                Description
-------------------------------------------------------------------------------------------------------------------------------
Lavaca, TX      S.E.           Valence             --      .0191857     Einkauf G.U.    691.73 acres of land, more or less,
                Hallettsville  Operating Co.               ORRI                         out of the John Hallet Survey,
                                                                                        Abstract 217, Wm. S. Fisher Survey,
                                                                                        Abstract 167 and Wm. Smithers
                                                                                        Survey, Abstract 40, Lavaca County,
                                                                                        Texas, being  designated by
                                                                                        instrument effective April 24,
                                                                                        1978, and recorded in Volume 218,
                                                                                        Page 816 of the Lease Records of
                                                                                        Lavaca County, Texas.
-------------------------------------------------------------------------------------------------------------------------------
Lavaca, TX      S.E.           Bass           .2385283     .19362834    Bonorden,       352.00 acres, more or less, out of
                Hallettsville  Enterprises                              Leonard G.U.    the J. Hallett Survey, A-217 and
                               Production Co.                                           the L. J. Presnal Survey, A-355,
                                                                                        being more fully described in that
                                                                                        certain Gas Pooling Designation
                                                                                        filed in Book 191, pages 811-816 of
                                                                                        the Lease Records of Lavaca County,
                                                                                        Texas.
-------------------------------------------------------------------------------------------------------------------------------
Hidalgo/Starr,  Sullivan City  Spiller,            --      .0107297     Saenz, G. F.    160.15 acres, more or less, being
TX                             Robert                      ORRI         #2              all of tract No. 234, containing
                                                                                        65.77 acres, all of Tract No. 235,
                                                                                        containing 66.77 acres, and the
                                                                                        East 27.61 acres of Tract 242 of
                                                                                        the Partition of Porcion No. 38, 39
                                                                                        and 40, in Hidalgo and Starr
                                                                                        Counties, Texas and being further
                                                                                        described in that certain Oil, Gas
                                                                                        & Mineral Lease dated 2/26/84
                                                                                        between G. F. Saenz and E. G.
                                                                                        Henrichson, recorded in Vol. 430,
                                                                                        Pg. 390, Oil & Gas Records, Starr
                                                                                        County, Texas and Vol. 391, Pg.
                                                                                        105, Oil & Gas Records, Hidalgo
                                                                                        County, Texas.
-------------------------------------------------------------------------------------------------------------------------------
Goliad, TX      Weesatche      Coastline           --      .003333 ORRI Dohmann, David  133.34 acres, more or less, out of
                               Exploration                              #1              the John Davis Survey, A-107,
                               Inc.                                                     Goliad County, Texas and being
                                                                                        further described in that certain
                                                                                        Oil, Gas and Mineral Lease dated
                                                                                        February 1, 1984, between David
                                                                                        Dohmann et ux, Lessor, and
                                                                                        Coastline Exploration, Inc.,
                                                                                        Lessee, recorded in Volume 369,
                                                                                        Page 74 of the Official Records,
                                                                                        Goliad County, Texas.
-------------------------------------------------------------------------------------------------------------------------------
Lavaca, TX      Yoakum         Stone &        .57593       .41994 &     Turner G.U.     401.96 acres, more or less, out of
                               Webster Oil                 .0020433                     the James May Survey A-28, the John
                               Co.                         ORRI                         May Survey A-313 and the Patrick
                                                                                        May Survey A-324, Lavaca County,
                                                                                        Texas and being more particularly
-------------------------------------------------------------------------------------------------------------------------------
Lavaca, TX      Yoakum         Stone &        1.0          .8142728     Freude G.U.     352 acres, more or less, out of the
                               Webster Oil                                              John May League, A-29 and the James
                               Co.                                                      May League, A-28, and being further
                                                                                        described in that certain Unit
                                                                                        Designation effective March 10,
                                                                                        1992, being recorded in Volume 4,
                                                                                        Page 202-206, inclusive, of the
                                                                                        Official Records of Lavaca County,
                                                                                        Texas.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                  Prospect/
 County/Parish      Field         Operator      WI Cost       Rev.         Well Name                Description
-------------------------------------------------------------------------------------------------------------------------------
DeWitt, TX      Yoakum         Stone &        1.0          .72917       Rice            148 acres, more or less, out of
                               Webster Oil                                              the James May League, A-33, more
                               Co.                                                      particularly described in Oil, Gas
                                                                                        and Mineral lease dated January 10,
                                                                                        1944, between Eugene Rice, et al as
                                                                                        Lessors, and J. M. Mc Millan, Jr.,
                                                                                        as Lessee, recorded in Volume 26,
                                                                                        Page 74, Oil & Gas Records of
                                                                                        DeWitt County, Texas.
-------------------------------------------------------------------------------------------------------------------------------
DeWitt/Lavaca,  Yoakum         Stone &        1.0          .72481       Chandler G.U.   356.96 acres, more or less, out of
TX                             Webster Oil Co                                           the John May League, A-29, Lavaca
                                                                                        County, TX and the John May League
                                                                                        A-34, DeWitt County, Texas and
                                                                                        being more particularly described
-------------------------------------------------------------------------------------------------------------------------------
DeWitt/Lavaca,  Yoakum         Stone &        1.0          .716562      Alves G.U.      255.3 acres, more or less, out of
TX                             Webster Oil                                              the James May Survey A-33 and the
                               Co.                                                      John May Survey A-329, DeWitt
                                                                                        County, Texas and the John May
                                                                                        Survey A-313 and the Patrick May
                                                                                        Survey A-324, Lavaca County, Texas
                                                                                        and being more particularly
                                                                                        described in Unitization Agreement
                                                                                        dated October 29, 1948, recorded in
                                                                                        Volume 34, Page 547, Oil & Gas
                                                                                        Records of DeWitt County, Texas and
                                                                                        in Book 58, Page 591, of the Lease
                                                                                        Records of Lavaca County, Texas as
                                                                                        supplemented instrument dated
                                                                                        February 9, 1949, and as amended by
                                                                                        instrument dated March 16, 1950,
                                                                                        recorded in Vol. 37, Pg. 247, Oil &
                                                                                        Gas Records, DeWitt County, Texas.
-------------------------------------------------------------------------------------------------------------------------------

1995 AFE LIST  -  SPRUCE HILLS PRODUCTION COMPANY, INC.                  PAGE 1

                                 EXHIBIT "C"

------------------------------------------------------------------------------------------------------------------------------------
  SHPC                                                                                                       Total Costs  SHPC Costs
 AFE #   AREA                 Operator        MB #      AFE #    Description                       SHPC %        C$           C$
====================================================================================================================================
 95-01   Milsue Gilwood   Chevron           94-31                Processing unit gas in non-Unit              No Costs     No Costs
         Sand Unit No. 1                                         Atlantis
------------------------------------------------------------------------------------------------------------------------------------
 95-02   Mitsue Gilwood   Chevron           94-32     412-4-469  Refrac 2-33-69-3W5I               0.8147      115,000.00     937.00
         Sand Unit No. 1
------------------------------------------------------------------------------------------------------------------------------------
 94-03   Gilby Viking     Gulf Canada       95-03     45506      Purchase Gulf Gilby 6-9-41-       0.6611      360,639.00   2,384.00
         Unit No. 1-Seg.                              45508      3W5M. To Recomplete in            0.6611       50,985.00     826.00
         B                                            45509      Viking Fm. DEFEATED                            73,940.00
------------------------------------------------------------------------------------------------------------------------------------
 95-04   Cadotte          Ulster                      481        Tie-in 10-9, 10-17 at              8.50       705,500.00  19,987.00
         (Enerplus AFE                                F4-1534    7-29-86-18W5
         #50015
         33.333%)
------------------------------------------------------------------------------------------------------------------------------------
 95-05   Cadotte          Ulster                      RC4-1572   Recomp. of Elkton gas zone         8.50        73,000.00   2,069.00
         (Enerplus AFE                                           12-17-87-17-W5M
         #??? 33.333%)
------------------------------------------------------------------------------------------------------------------------------------
 95-06   Wolf Creek       Poco                        EW4-029RI  Drill & eval. Rock Creek Fm. @    4.2500
                                                                 6-29-51-15 W5M.  FOR                          826,500.00  35,126.00
                                                                 INFORMATION ONLY - amts. same               1,321,000.00  56,147.00
                                                                 as our AFE 94-301
------------------------------------------------------------------------------------------------------------------------------------
 95-07   Cadotte          PRL Resources                          Memo dated 1/23/95 -               8.50        22,903.00   1,947.00
                                                                 acquisition of interest in two
                                                                 parcels in Cadotte area.
------------------------------------------------------------------------------------------------------------------------------------
 95-08   Nipisi Gilwood   Amoco             95-02     54041800   Replacement of electric           .09147    2,025,000.00   1,852.00
         Unit No. 1                                   54041801   submersible pump equipment as
                                                                 required.
------------------------------------------------------------------------------------------------------------------------------------
 95-09   Mitsue Gilwood   Chevron           95-01     412-4-466  Replace and upgrade deaerator     .81470       92,000.00     750.00
         Sand Unit No. 1                                         tower vacuum pump at Slave
                                                                 water plant.
------------------------------------------------------------------------------------------------------------------------------------
 95-10   Mitsue Gas       Chevron           95-01                1993/94 Audit.  Est. cost.        .81470       50,400.00     411.00
         Conservation
         Plant
------------------------------------------------------------------------------------------------------------------------------------
 95-11   Mitsue Gilwood   Chevron           95-02                1994 audit expenses.   Est.       .81470
         Sand Unit No. 1                                         costs incl. in 95-10 above
------------------------------------------------------------------------------------------------------------------------------------
 95-12   Brazeau River    Cody                        14026      Lease acq. @ 6/8/94 land sale-     8.50        21,649.00   1,840.00
                                                                 Parcel A160, Sec. 32, 48-13W%
------------------------------------------------------------------------------------------------------------------------------------
 95-13   Brazeau River    Cody                        14025      Lease acq. @ 6/8/94 land sale-     6.38        17,118.00   1,091.00
                                                                 Parcel A159,
                                                                 Sec. 31-48-13W5.
------------------------------------------------------------------------------------------------------------------------------------

1995 AFE LIST  -  SPRUCE HILLS PRODUCTION COMPANY, INC.                 PAGE 2

------------------------------------------------------------------------------------------------------------------------------------
  SHPC                                                                                                      Total Costs   SHPC Costs
 AFE #   AREA                 Operator        MB #      AFE #    Description                       SHPC %        C$            C$
====================================================================================================================================
 95-14   Bull Run         Cody                        14027      Lease acq. @ 4/16/94 land sale     2.55       326,007.00   8,313.00
                                                                 Parcel A195, 94-A-16/Blk. J&94-
                                                                 H-01/Blk. B.
------------------------------------------------------------------------------------------------------------------------------------
 95-15   Rat Creek        Cody                        14028      Offer to purchase N20-50-12-W5M    8.50        66,468.00   5,650.00
                                                                 from Norcen Energy 5/20/94.
------------------------------------------------------------------------------------------------------------------------------------
 95-16   Instow Unit      Talisman          94-10     6795       Injection stimulation of well     .30570      101,684.00     311.00
                                                                 9-6-10-18 W3M.
------------------------------------------------------------------------------------------------------------------------------------
 95-17   Grand Forks      Morrison                    94897      D&C 2-5-12-13 W4M
         (Enerplus                                                 D&A:                169,950.00  5.391
         AFE #40794                                                D&C:                327,700.00  5.391       327,700.00   1,767.00
------------------------------------------------------------------------------------------------------------------------------------
 95-18   Mitsu            Maxwell                     95DD0201   D&C 4-17-72-3 W5M
                                                                   D&A:                633,150.00   5.0
                                                                   D&C:              1,026,050.00   5.0      1,026,050.00  51,303.00
------------------------------------------------------------------------------------------------------------------------------------
 95-19   Buffalo Lake     Penmax                      20134      Purchase and reprocess seismic     8.50         8,080.00     687.00
         North                                                   lines 78D and 76D (41-20-W4)
------------------------------------------------------------------------------------------------------------------------------------
 95-20   Brazeau River    Cody                        14024      To acquire Parcel A-155 at         6.38        17,118.00   1,091.00
                                                                 6/8/94 sale, Sec. 29, 48-13W5.
------------------------------------------------------------------------------------------------------------------------------------
 95-21   Nipisi Gilwood   Amoco             95-03     54041900   Zonal isolation of NGU #192       .09147       95,645.00      88.00
         Unit No. 1                                              (04-03-080-08 W5) profile
                                                                 modification.
------------------------------------------------------------------------------------------------------------------------------------
 95-22   Swalwell         Saxon                       954002     Recomplete and test 8-7-30-24     4.000       114,740.00   4,590.00
                                                                 W4M as a potential Viking gas
                                                                 well.
------------------------------------------------------------------------------------------------------------------------------------
 95-23   Nipisi Gilwood   Amoco             94-29     540000     Lining of the South Leg           .09147    1,015,225.00     929.00
         Unit No. 1                                              Injection Line
------------------------------------------------------------------------------------------------------------------------------------
 95-24   Nipisi Gilwood   Amoco Canada      94-28     54041500   Purchase and installation of      .09147      317,850.00     291.00
         Unit No. 1                                              desanding filters for the fresh
                                                                 water sand removal project.
------------------------------------------------------------------------------------------------------------------------------------
 95-25   Pembalta         Amoco Canada      94-01                1995 Operating Forecast           3.2642      666,600.00  21,694.00
         Station No. 8
------------------------------------------------------------------------------------------------------------------------------------
 95-26   Nipisi Gilwood   Amoco Canada      94-24                1995 Operating Budget             .09147       24,845.00  22,728.00
         Unit No. 1
------------------------------------------------------------------------------------------------------------------------------------

1995 AFE LIST  -  SPRUCE HILLS PRODUCTION COMPANY, INC.                 PAGE 3

------------------------------------------------------------------------------------------------------------------------------------
  SHPC                                                                                                      Total Costs   SHPC Costs
 AFE #   AREA                 Operator        MB #      AFE #    Description                       SHPC %        C$            C$
====================================================================================================================================
 95-27   Nipisi Gas       Amoco Canada      94-03                1995 Operating Budget             09147     5,606,500.00   5,129.00
         Processing
         Facilities
------------------------------------------------------------------------------------------------------------------------------------
 95-28   Instow Unit      Talisman Energy   94-09                1995 Operating Forecast           .3057     2,417,000.00   7,389.00
------------------------------------------------------------------------------------------------------------------------------------
 95-29   Mitsue Gilwood                     94-24                (1) 1995 Capital Prog. & Oper.    .8147    25,783,000.00 210,056.00
         Sand Unit No. 1                                         Expense Forecast
------------------------------------------------------------------------------------------------------------------------------------
 95-29   Mitsue Gilwood                     94-24                (2) Offsite tech. support         .8147        16,000.00   1,304.00
         Sand Unit No. 1                                         services
------------------------------------------------------------------------------------------------------------------------------------
 95-30   Mitsue Gas                         94-10                (1) 1995 Capital Prog. & Oper.    .81470    3,163,000.00  25,769.00
         Converservation                                         Expense Forecast
         Plant
------------------------------------------------------------------------------------------------------------------------------------
 95-30   Mitsue Gas                         94-10                                                  .81470       40,000.00     327.00
         Converservation
         Plant
------------------------------------------------------------------------------------------------------------------------------------
 95-31   Lindale Cardium  Mobil             02-94                1995 Expense Budget              .127024    2,047,000.00   2,600.00
         Unit
------------------------------------------------------------------------------------------------------------------------------------
 95-32   Wainwright Unit  Pennwest          95-01                1995 Operating Forecast          1.17707    1,280,900.00  15,077.00
         #4
------------------------------------------------------------------------------------------------------------------------------------
 95-33   Pembina Cardium  Pembina           95-01                1995 Operating Budget            19.8917    1,145,788.00 227,917.00
         Unit #31
------------------------------------------------------------------------------------------------------------------------------------
 95-34   Leahurst         Pan Canadian      4-94                 1995 Operating Budget            0.30647      443,511.00   1,359.00
         Glauconitic "B"
         Pool Unit
------------------------------------------------------------------------------------------------------------------------------------
 95-35   Brazeau River    Cody                        44011-S1   Cost overruns incurred for         8.50       349,800.00  29,733.00
                                                                 reentering wellbore
                                                                 13-15-48-13 W5M
------------------------------------------------------------------------------------------------------------------------------------
 95-36   Enchant          Cody                        34059      Install separator, tank and        8.50        56,400.00   4,794.00
                                                                 flare stack @ 11-33-14-17 W4M
                                                                 (11a-33 well)
------------------------------------------------------------------------------------------------------------------------------------
 95-37   Chinchaga        Cody                        24023      Purchase and reproc. of            8.50         8,208.00     697.00
                                                                 seismic, Twp 96-9 and
                                                                 T97-9 W6M
------------------------------------------------------------------------------------------------------------------------------------
 95-38   Brazeau River    Cody                        44012-S2   Refrac the Rock Creek Fm. @ 16-    8.50       338,900.00  28,807.00
                                                                 21-48-13 W5M
------------------------------------------------------------------------------------------------------------------------------------
 95-39   Scott Lake       Cody                        34053      Drill test well @ 6-14-55-6 W5M    8.50       481,650.00  40,940.00
------------------------------------------------------------------------------------------------------------------------------------
 95-40   Mitsue Gilwood   Chevron           94-28                Use of surplus unit flowlines                No Costs     No Costs
         Sand Unit No. 1                                         to transp. non-Unit shallow gas
                                                                 to 2-12-70-4W5
------------------------------------------------------------------------------------------------------------------------------------
 95-41   Ghost Pine       Gulf Canada       32-94     34356      Purchase and install a           1.75046      260,236.00   4,555.00
                                                                 compressor at 10-24-32-21 W4M
------------------------------------------------------------------------------------------------------------------------------------

1995 AFE LIST  -  SPRUCE HILLS PRODUCTION COMPANY, INC.                 PAGE 4

------------------------------------------------------------------------------------------------------------------------------------
  SHPC                                                                                                      Total Costs   SHPC Costs
 AFE #   AREA                 Operator        MB #      AFE #    Description                       SHPC %        C$            C$
====================================================================================================================================
 95-42   Ghost Pine Unit  Gulf Canada       03-95                Release of Rowley Belly River    1.75046       87,083.62   1,524.00
         (1)                                                     GU No. 1 from the Ghost Pine
                                                                 Unit-Gas Compression & Transp.
------------------------------------------------------------------------------------------------------------------------------------
 95-42   Ghost Pine       Gulf Canada       03-95                Agmt.                            1.75046       46,891.18     821.00
         Plant (2)
------------------------------------------------------------------------------------------------------------------------------------
 95-43   Buffalo Lake     Cody                        34038      D&C 16-29-41-20
         North                                                     D&A:                279,700.00   8.50
                                                                   D&C:                512,950.00   8.50       512,950.00  43,601.00
------------------------------------------------------------------------------------------------------------------------------------
 95-44   Leahurst         PanCanadian                            1995 Capital & Oper. Budget for              No Costs     No Costs
         Glauconitic "B"                                         14-34-037-18 W4 Battery.  FOR
         Pool Unit                                               INFORMATION ONLY
                                                                 C$363,060 x .34% = SHPC
                                                                 C$1,234.
------------------------------------------------------------------------------------------------------------------------------------
 95-45   Mitsue Gilwood   Chevron                     440-4-416  Oil spill cleanup/reclamation     .81470      440,000.00   3,617.00
         Sand Unit No. 1                                         on 10-32-70-4 W5M
                                                                 flow ROW
------------------------------------------------------------------------------------------------------------------------------------
 95-46   Leedale (PRL     Anadarko                    4660       Recomplete at 6A-28-43-4-W5M      6.574       217,500.00   2,145.00
         Resources
         AFE #70654 15%)
------------------------------------------------------------------------------------------------------------------------------------
 95-47   Bigoray (PRL     Excel Energy                A-418      Servicing of tubing for 10-18-    9.2579       37,860.00   1,753.00
         Resources                                               51-9 W5M
         AFE #70664)
         (50%)
------------------------------------------------------------------------------------------------------------------------------------
 95-48   Wincan et al     Winshall                    94-035-3   Install a plunger lift for        6.576        10,300.00     226.00
         Minek (PRL Res.                                         Minnehik 8-20-44-4 W5M
         (33.333%)
------------------------------------------------------------------------------------------------------------------------------------
 95-49   West Pembina     Cody                        34054      Drill Rock Creek test @ 4-9-49-    8.50     1,219,450.00 103,653.00
                                                                 13 W5M
------------------------------------------------------------------------------------------------------------------------------------
 95-50   Cadotte          Ulster                      C5-1653    Completion of Debolt gas zone @    8.50        55,700.00   1,578.00
         (Enerplus AFE #                                          12-17-88-19 W5M
         ??) (33.333%)
------------------------------------------------------------------------------------------------------------------------------------
 95-51   Halkirk Upper    Resman O&G        HUMR95-01 CW-3337-95 (1) Install Artificial lift @    0.49538       76,500.00     379.00
         Mannville R                                             08-36-037-18W4
         Unit
         ---------------------------------------------------------------------------------------------------------------------------
         Halkirk Upper                      HUMR95-01 CR-3344-   (2) Perform stim. @ 13-31-037-   0.49538       85,000.00     421.00
         Mannville R                                  95         17W4
         Unit
         ---------------------------------------------------------------------------------------------------------------------------
         Halkirk Upper                      HUMR95-01 CR-3325-   (3) Convert to injec. @ 16-31-   0.49538      129,842.00     643.00
         Mannville R                                  95         037-17W4
         Unit
         ---------------------------------------------------------------------------------------------------------------------------
         Halkirk Upper                      HUMR95-01            (4) 1995 Oper. Forecast-Unit     0.49538    1,961,451.00   9,717.00
         Mannville R                                             wells
         Unit
------------------------------------------------------------------------------------------------------------------------------------

1995 AFE LIST  -  SPRUCE HILLS PRODUCTION COMPANY, INC.                 PAGE 5

------------------------------------------------------------------------------------------------------------------------------------
  SHPC                                                                                                      Total Costs   SHPC Costs
 AFE #   AREA                 Operator        MB #      AFE #    Description                       SHPC %        C$            C$
====================================================================================================================================
 95-52   Rat Creek        Cody                        34008-S1   Cost overruns for D&C West         8.50       581,850.00
                                                                 Pembina @ 11-17-50-12W5M
                                                                   D&A:                269,100.00                          49,457.00
                                                                   D&C:                581,850.00
------------------------------------------------------------------------------------------------------------------------------------
 95-53   Ferrier South    Cody                        34058      Reenter wellbore @ 5-20-38-8-      8.50       563,600.00  47,906.00
                                                                 W5M
------------------------------------------------------------------------------------------------------------------------------------
 95-54   Spirit River     Norcen            01-95                Repair failed water injection     0.4759       51,500.00     245.00
         Triassic Unit                                           line & reclaim spill site @ 4-
         No. 1                                                   78-6W6M
------------------------------------------------------------------------------------------------------------------------------------
 95-55   Mitsue Gilwood   Chevron           95-03     412-5-406  WIOB arrangement with Home Oil   0.8147       108,500.00     884.00
         Sand Unit No. 1                                         10-14-69-3W5M non-Unit well
                                                                 injection line installation and
                                                                 tie-in
------------------------------------------------------------------------------------------------------------------------------------
95-55-S1 Mitsue Gilwood   Chevron           95-03     412-5-448  Add'l expense to convert and      .8147        30,300.00     247.00
         Sand Unit No. 1                                         tie-in 10-14-69-3W5M non-Unit
                                                                 well to an injector.

                                                      412-5-410  quoted in AFE 412-5-406,  MB
                                                                 95-03 revised to AFE 411-5-410
                                                                 for tie-in expenditure remains
                                                                 the same -- as shown above.
------------------------------------------------------------------------------------------------------------------------------------
 95-56   Instow Unit      Talisman Energy             7418       Replace heaters.                  .30570       13,865.00      42.00
------------------------------------------------------------------------------------------------------------------------------------
 95-57   Warburg          Penmax                      24007      Purchase and reprocess seismic     8.50         7,857.00     668.00
                                                                 line @ Twp 49, Rge. 1-2 W5.
------------------------------------------------------------------------------------------------------------------------------------
 95-58   Veteran North    Cody                        15003      Purchase AO168 at 2/1/95           8.50        56,457.00   4,799.00
                                                                 Alberta land sale.
------------------------------------------------------------------------------------------------------------------------------------
 95-59   West Pembina     Cody                        15004      Purchase Parcel AO282 at           2.50        64,779.00   1,619.00
                                                                 02/1/95 Alberta land sale.
------------------------------------------------------------------------------------------------------------------------------------
 95-60   Veteran North    Cody                        25006      Purchase four lines of seismic     8.50        27,174.00   2,310.00
                                                                 to evaluate for February land
                                                                 sale Twp 35, ????
------------------------------------------------------------------------------------------------------------------------------------
 95-61   Mitsue Gilwood   Chevron           95-05                Purchase non-Unit 12-8-74-5       .8147       180,000.00   1,466.00
         Sand No. 1                                              W5M, convert the 12-8 and 10-
                                                                 17-74-5 W5M wells to water
                                                                 injec. service and reactivate
                                                                 Unit 10-7, 10-8, 2-17, 3-18 and
                                                                 13-17-74-5 wells.
------------------------------------------------------------------------------------------------------------------------------------
 95-62   Mitsue Gilwood   Chevron           95-06     412-5-447  Convert 4-34-69-3 W5M well to     .8147       102,700.00     837.00
         Sand No. 1                                   411-5-409  water injec. service
------------------------------------------------------------------------------------------------------------------------------------

1995 AFE LIST  -  SPRUCE HILLS PRODUCTION COMPANY, INC.                 PAGE 6

------------------------------------------------------------------------------------------------------------------------------------
  SHPC                                                                                                      Total Costs   SHPC Costs
 AFE #   AREA                 Operator        MB #      AFE #    Description                       SHPC %        C$            C$
====================================================================================================================================
 95-63   Spirit River     Norcen            02-95                1995 Operating & Capital
         Triassic Unit                                           Forecasts                         .47593      910,000.00   4,331.00
         #1                                                      Capital Forecast
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Operating Forecast                .47593    2,445,000.00  11,636.00
------------------------------------------------------------------------------------------------------------------------------------
 95-64   Loon (Enerplus   Ulster                      F5-1651    Tie in 1-8 @ 10-8-86-9-W5M        5.0420       58,400.00     442.00
         #50085) 15%
------------------------------------------------------------------------------------------------------------------------------------
 95-65   Ghost Pine       Gulf Canada       MB 5-95              1995 drilling program (Phase 1)  1.75046    1,875,901.00  32,836.00
                                                                 drill 3 wells
                                                      55645        Drill @ 5-16-30-22  304,816.00
                                                      55648        Drill @ 3-18-30-22  302,379.00
                                                      55651        Drill @ 1-26-30-23  294,966.00
                                                                 Add'l AFEs for tie
                                                                   ins                 517,000.00
                                                                 Completion            420,000.00
------------------------------------------------------------------------------------------------------------------------------------
 95-66   Loon (Enerplus   Ulster                      F5-1650    Tie-in 3-8 well at 10-8-86-9-     5.042        71,200.00     539.00
         AFE 50075) 15%                                          W5M                              (.756266)
------------------------------------------------------------------------------------------------------------------------------------
 95-67   Ghost Pine Unit  Gulf Canada       4-95      55610      Purchase, refurnish and install  1.75046   1,375,204.00   24,072.00
                                                                 compressor at
                                                                 5-34-30-22 W4M
------------------------------------------------------------------------------------------------------------------------------------
         Ghost Pine Unit  Gulf Canada       9567a     55623      Tie-in at 12-27-30-22            1.75046      554,250.00   9,703.00
                                                                   W4M                 129,750.00
                                            9567b     55624      Tie-in at 6-24-30-22
                                                                   W4M                 175,700.00
                                            9567c     55625      Tie-in 6-26-30-22
                                                                   W4M                 175,700.00
                                            9567d     55626      Tie-in at 5-34-30-22
                                                                   W4M                  73,100.00
------------------------------------------------------------------------------------------------------------------------------------
 95-68   Gilby Gas Plant  Wascana Eng.                40883      Inspect and repair equip.         5.8700       62,700.00   3,681.00
------------------------------------------------------------------------------------------------------------------------------------
 95-69   Veteran          Cody              351049    35011      D&C @ 34-8W4   (11c-34-34-08-W4)  4.2500      206,894.00
                                                                   D&A:                124,080.00                           8,793.00
                                                                   D&C:                206,894.00
------------------------------------------------------------------------------------------------------------------------------------
 95-70   Workman          Vista Int'l                 9504       Workover at 2-30-01-31 W1M        1.2325       42,950.00      48.00
         (Enerplus)
------------------------------------------------------------------------------------------------------------------------------------
 95-71   Ghost Pine       Gulf Canada       1-95                 1995 Operating Exp. Forecast     1.75046    1,734,700.00  30,365.00
         Plant
------------------------------------------------------------------------------------------------------------------------------------
 95-72   Ghost Pine Unit  Gulf Canada       1-95                 1995 Operating Exp. Forecast     1.75046    3,299,900.00  57,764.00
------------------------------------------------------------------------------------------------------------------------------------

1995 AFE LIST  -  SPRUCE HILLS PRODUCTION COMPANY, INC.                 PAGE 7

------------------------------------------------------------------------------------------------------------------------------------
  SHPC                                                                                                      Total Costs   SHPC Costs
 AFE #   AREA                 Operator        MB #      AFE #    Description                       SHPC %        C$            C$
====================================================================================================================================
 95-73   Cadotte          Ulster                      D4-1197    D&C water disposal well @ 6 9     8.5000      201,500.00   5,708.00
         (Enerplus                                               87-18 W5M
         33.333%)
------------------------------------------------------------------------------------------------------------------------------------
 95-74   Cadotte          Ulster                      F5-1629    Install group separator w/water    2.36       127,000.00   2,998.00
         (Enerplus                                               filtration equip. at SWD
         33.333%)                                                facilities
------------------------------------------------------------------------------------------------------------------------------------
 95-75   Cadotte          Ulster                      C5-1669    Comp.  the Debolt gas zone at    8.5000        55,700.00   1,578.00
         (Enerplus                                               5-8-88-19W5M
         33.333%)
------------------------------------------------------------------------------------------------------------------------------------
 95-76   Brazeau River    Gulf Canada       95-01                1995 Operating Exp. Forecast      .68080    2,664,000.00  18,137.00
         Gas Unit #1
------------------------------------------------------------------------------------------------------------------------------------
 95-77   Instow Unit      Talisman          95-01                Replace/update injec. meters     .305707       40,245.00     123.00
                                                                 with flow meters
------------------------------------------------------------------------------------------------------------------------------------
 95-78   Elmworth         PRL Resources                          2/2/95 memo to sell int. In         ?         225,000.00  18,000.00
                                                                 well 10-16-71-10 W6M
------------------------------------------------------------------------------------------------------------------------------------
 95-79   Mitsue Gilwood   Chevron           95-04                Install & cement a 101.6 mm       .8147        90,300.00     736.00
         Sand Unit No. 1                                         flush joint liner into 12-11-
                                                                 72-4 well
------------------------------------------------------------------------------------------------------------------------------------
 95-80   Ghost Pine Unit  Gulf Canada       06-95     34354      (a) Line loop two seg. Of 6-18-  1.75046    3,092,800.00  54,138.00
                                                                 31-21 W4M to 6-5-31-21 W4M and
                                                      34340      7-3-31-22 W4M to 15-14-31-22 W4.
         ---------------------------------------------------------------------------------------------------------------------------
         Ghost Pine Unit  Gulf Canada       06-95     34377      (b) Install 1800 HP compressor   1.75046       97,267.00   1,703.00
                                                                 at 15-14-31-22 W4M
------------------------------------------------------------------------------------------------------------------------------------
 95-81   Pembina          Mannville O&G               40055      Location costs @ 11-36-48-06-W5M  8.500         6,000.00     510.00
------------------------------------------------------------------------------------------------------------------------------------
 95-82   Pine Creek       Cody Energy                 35004      Drill @ 13-15-57-18W5
                                                                   D&A:                816,900.00  6.3500
                                                                   D&C:              1,354,732.00  6.3500    1,354,732.00  86,025.00
------------------------------------------------------------------------------------------------------------------------------------
 95-83   Cadotte          Ulster                      RC5-1679   Comp. Debolt gas zone @ 102/6-    8.5000       51,800.00   1,468.00
         (Enerplus                                               9-87-18W5M
         33.333%)
------------------------------------------------------------------------------------------------------------------------------------
 95-84   Cadotte          Ulster                      RC5-1695   Abandon Debolt zone and convert   8.5000       91,000.00   2,578.00
         (Enerplus                                               to SWD.
         33.333%)
------------------------------------------------------------------------------------------------------------------------------------
 95-85   Nipisi Gas       Amoco Canada      95-01                1995 Operating Budget             .09147    5,606,500.00   5,129.00
         Processing
         Facilities
------------------------------------------------------------------------------------------------------------------------------------
 95-86   Mitsue Gas       Chevron           95-07                Reduce chase gas slug sizes and   0.8147
         Conservation                                            increase HCMF continuous gas
         Plant                                                   sales
------------------------------------------------------------------------------------------------------------------------------------

1995 AFE LIST  -  SPRUCE HILLS PRODUCTION COMPANY, INC.                 PAGE 8

------------------------------------------------------------------------------------------------------------------------------------
  SHPC                                                                                                      Total Costs   SHPC Costs
 AFE #   AREA                 Operator        MB #      AFE #    Description                       SHPC %        C$            C$
====================================================================================================================================
 95-87   Spirit River     Norcen            95-03                Install ESP's and acidize 3      0.47593      600,000.00   2,856.00
         Unit No. 1                                              wells = 14-3, 14-4 & 16-4
------------------------------------------------------------------------------------------------------------------------------------
 95-88   Wolf Creek       Poco                        FW5020     Install heater/separator pkg at   4.2500      162,500.00   6,906.00
                                                                 06-29-051-15-W5/O
------------------------------------------------------------------------------------------------------------------------------------
 95-89   Wolf Creek       Poco                        FW5019     Install pipeline to tie-in 06-    4.2500      140,550.00   5,973.00
                                                                 29-051-15 W5/O
------------------------------------------------------------------------------------------------------------------------------------
 95-90   Sturgeon Lake    Ascot Energy                45003      Deepen well 2-6 meters             2.13        73,700.00   1,570.00
         (Cody)
------------------------------------------------------------------------------------------------------------------------------------
 95-91   Veteran          Cody                        35024      D&C cost for 11b-34-34-8W4
         (Provost)                                                D&A:                  89,814.00
                                                                  D&C:                 214,634.00  4.250       214,634.00   9,122.00

                                                                 NOTE:   Location contingent on
                                                                 11c-34 results 3D seismic
                                                                 suggest 6-7 meters oil pay.
                                                                 Directional from 11c-34 pad.
------------------------------------------------------------------------------------------------------------------------------------
 95-92   Rat Creek        Cody                        35019      Equip well 6-20-50-12 W5M for      2.23        83,000.00   1,852.00
                                                                 prod. from Rock Creek Zone &
                                                                 build road
------------------------------------------------------------------------------------------------------------------------------------
95-93**  Rat Creek        Cody                        35020      Equip well @ 11-17-50-12 W5M       8.50        61,100.00   5,194.00
                                                                 for prod.
------------------------------------------------------------------------------------------------------------------------------------
 95-94   Gilby Gas Plant  Wascana           95-01     41082      Installation of an inlet          5.8700    1,645,119.00  96,568.00
                                                                 compressor and process modif.
                                                                 To the 10-10-41-03 W5 gas plant
------------------------------------------------------------------------------------------------------------------------------------
 95-95   Spirit River     Norcen            95-04     45231-1    Suppl. to Ballot 94-04.  Over     .47593      239,319.00   1,139.00
         Triassic Unit                                57251      expenditures on install. Of
         #1                                                      electrical pumps at 04-34 & 16-
                                                                 34-77-06 and wells 14-03, 14-04
                                                                 & 16-04-78-06 W6 as ind. Ballot
                                                                 95-03 (CHARGE COSTS TO 94-281)
------------------------------------------------------------------------------------------------------------------------------------
 95-96   Sierra West      Cody                        25003      Process 3-D seismic Blks F&K      4.250        26,000.00   1,105.00
                                                                 94-I-11
------------------------------------------------------------------------------------------------------------------------------------
 95-97   Sierra           Cody                        25004      To buy data over western          4.250        11,720.00     498.00
         Southwest                                               portion of Cody land where 3D
                                                                 cover stops - Blk. K and L 94-
                                                                 1-11.
------------------------------------------------------------------------------------------------------------------------------------
 95-98   Instow Unit      Talisman Energy             7686       For Information Only.  Purchase   0.3057
                                                                 H2S Alarm System for water
                                                                 stations and batteries.
                                                                 (C$7,840.00)
------------------------------------------------------------------------------------------------------------------------------------

1995 AFE LIST  -  SPRUCE HILLS PRODUCTION COMPANY, INC.                 PAGE 9

------------------------------------------------------------------------------------------------------------------------------------
  SHPC                                                                                                      Total Costs   SHPC Costs
 AFE #   AREA                 Operator        MB #      AFE #    Description                       SHPC %        C$            C$
====================================================================================================================================
 95-99   Veteran Area     Cody                        35011-R    Drill @ 11c 34 34 8W4
                                                                   D&A:                158,520.00  4.250
                                                      (95-69)      D&C:                241,334.00  4.250       241,334.00  10,257.00
------------------------------------------------------------------------------------------------------------------------------------
 95-100  Veteran          Cody                        35025      D&C cost for 12a-34-34-8W4
         (Provost)                                                 D&A:                124,820.00  4.250
                                                                   D&C:                214,834.00  4.250       214,834.00   9,122.00

                                                                 NOTE: Location contingent on
                                                                 11c-34 results 3D seismic
                                                                 suggests 6-7 meters oil pay.
                                                                 Directional well from 11c-34
                                                                 pad.
------------------------------------------------------------------------------------------------------------------------------------
 95-101  Veteran          Cody                        35022      D&C cost for 7b-34-34-8W4
         (Provost)                                                 D&A:                124,080.00  4.250
                                                                   D&C:                213,894.00  4.250       213,894.00   9,090.00

                                                                 NOTE: Follow-up to 6a-34 Dina
                                                                 oilwell
------------------------------------------------------------------------------------------------------------------------------------
 95-102  Veteran          Cody                        35023      D&C cost for 11a-34-34-8W4
         (Provost)                                                 D&A:                124,820.00  4.250
                                                                   D&C:                214,834.00  4.250       214,834.00   9,122.00

                                                                 NOTE: Location contingent on
                                                                 11c-34 results
------------------------------------------------------------------------------------------------------------------------------------
 95-103  Ghost Pine Unit  Gulf Canada       02-95                1993 and 1993 Audit               1.7504
                                                                 C$400/man/day
------------------------------------------------------------------------------------------------------------------------------------
 95-104  Ghost Pine       Gulf Canada       02-95                1993 and 1993 Audit               1.7504
         Plant                                                   C$400/man/day
------------------------------------------------------------------------------------------------------------------------------------
 95-105  Veteran (North)  Cody                        25015      Purchase two short lines of        8.50         5,000.00     425.00
                                                                 seismic to evaluate for
                                                                 February land sale. (Twp. 35,
                                                                 Rg 8WM)
------------------------------------------------------------------------------------------------------------------------------------
 95-106  West Pembina     Cody                        15013      To acq. Parcel A0595 at the        8.50        58,724.00   4,822.00
                                                                 3/15/95 Land sale 48-13 W5M,
                                                                 Section 16
------------------------------------------------------------------------------------------------------------------------------------
 95-107  Ferrier          Cody                        15010      To acq. Parcel A0568 at 3/15/95    8.50        56,724.00   4,822.00
                                                                 Land sale 38-8 W5M, Section 35
                                                                 (below Cardium)
------------------------------------------------------------------------------------------------------------------------------------
 95-108  Ferrier          Cody                        15009      To acq. Parcel A0567 at 3/15/95    8.50        56,724.00   4,822.00
                                                                 Land sale 38-8 W5M, Section 34
                                                                 below Cardium
------------------------------------------------------------------------------------------------------------------------------------

1995 AFE LIST  -  SPRUCE HILLS PRODUCTION COMPANY, INC.                 PAGE 10

------------------------------------------------------------------------------------------------------------------------------------
  SHPC                                                                                                      Total Costs   SHPC Costs
 AFE #   AREA                 Operator        MB #      AFE #    Description                       SHPC %        C$            C$
====================================================================================================================================
 95-109  Ferrier          Cody                        15007      To acq. Parcel A0565 at 3/15/95    8.50        93,918.00   7,983.00
                                                                 Land sale 38-8 W5M, Section 15
------------------------------------------------------------------------------------------------------------------------------------
 95-110  Ferrier          Cody                        15008      To acq. Parcel A0566 at 3/15/95    8.50        66,918.00   5,688.00
                                                                 Land sale 38-8W5M  Section 22
                                                                 (N/2 all P7NG, S/2 below
                                                                 Mammville
------------------------------------------------------------------------------------------------------------------------------------
 95-111  Gulah            Cody                        25019      Purchase ~19.3 km of seismic       8.50        24,100.00   2,049.00
                                                                 along Debolt A and 2 lines
------------------------------------------------------------------------------------------------------------------------------------
 95-112  Veteran          Cody                        30084-S1   Add'l costs at 6a 34-34-8          4.25       152,500.00   6,481.00
                                                                 W4 (94-113)
------------------------------------------------------------------------------------------------------------------------------------
 95-113  Nipisi Gilwood   Amoco             95-05                Remedial cement squeeze of        .09147       58,400.00      53.00
         Unit No. 1                                              NGU#225
------------------------------------------------------------------------------------------------------------------------------------
 95-114  Instow Unit      Talisman Energy             7786       Replace and upgrade top drive     .30570       11,840.00      36.00
                                                                 (Instow Unit 13-34)
                                                                 FOR INFORMATION ONLY.
------------------------------------------------------------------------------------------------------------------------------------
 95-115  Nipisi Gilwood   Amoco             95-04                Drill, complete and tie-in       0.09147
         Unit No. 1                                              three wells: 04-03-079-08 W5                  985,665.00     902.00
                                                                   Drill:              590,665.00
                                                      54042600     Complete:           689,240.00
                                                      54042601     Tie-in:             296,425.00
------------------------------------------------------------------------------------------------------------------------------------
95-115A  Nipisi Gilwood   Amoco             95-04     54042602   01-04-079-08 W5                  0.09147      977,565.00     894.00
         Unit No. 1                                   54042603     Drill:              567,860.00
                                                                   Complete:           667,340.00
                                                                   Tie-in:             310,225.00
------------------------------------------------------------------------------------------------------------------------------------
95-115B  Nipisi Gilwood   Amoco             95-04     54042604   01-20-079-08 W5                  0.09147    1,035,115.00     947.00
         Unit No. 1                                   54042605     Drill:              485,920.00
                                                                   Complete:           631,150.00
                                                                   Tie-in:             403,965.00
------------------------------------------------------------------------------------------------------------------------------------
 95-116  Spirit River     Norcen            95-06     57271      Purchase and install pipe liner  0.47593      182,000.00     866.00
         Triassic Unit
         No. 1
------------------------------------------------------------------------------------------------------------------------------------
 95-117  Ghost Pine Unit  Gulf Canada       07-95     55630      Tie-in 11-29-30-22 W4 to         1.75046      186,810.00   3,270.00
                                                                 gathering system
------------------------------------------------------------------------------------------------------------------------------------
 95-118  Pembina          Mannville O&G               40055      Location costs at                  8.50         6,000.00     510.00
         (Lindale)                                               11-36-48-06-W5M
------------------------------------------------------------------------------------------------------------------------------------

1995 AFE LIST  -  SPRUCE HILLS PRODUCTION COMPANY, INC.                 PAGE 11

------------------------------------------------------------------------------------------------------------------------------------
  SHPC                                                                                                      Total Costs   SHPC Costs
 AFE #   AREA                 Operator        MB #      AFE #    Description                       SHPC %        C$            C$
====================================================================================================================================
 95-119  Brazeau River    Gulf Canada       04-95                Install a coiled tubing string    0.6808       60,000.00     408.00
         Plant                                                   in Plant water injection well
                                                                 at 10-09-46-14 W5M
------------------------------------------------------------------------------------------------------------------------------------
 95-120  Two Creek        Summit                      CW950004   Clean well to plug back depth     4.250        37,000.00   1,573.00
                                                                 with nitrogen & coiled tubing
                                                                 at 7-22-83-16-W5M
------------------------------------------------------------------------------------------------------------------------------------
 95-121  Two Creek        Summit                      CW950009   Clean well to plug back depth     4.250        37,000.00   1,573.00
                                                                 with nitrogen & coiled tubing
                                                                 at 16-15-63-16 W5M
------------------------------------------------------------------------------------------------------------------------------------
 95-122  Mitsue Gilwood   Chevron Canada    95-08     412-5-451  Install bridge and access to      .81479      127,200.00   1,036.00
         Sand Unit No. 1                                         10-7-71-4 W5M
------------------------------------------------------------------------------------------------------------------------------------
 95-123  Gilby            Wascana Energy                         1993-94 audit of Gilby 10-10
                                                                 and 10-10V-041-03 W5M
------------------------------------------------------------------------------------------------------------------------------------
 95-124  Nipisi Gilwood   Amoco             95-06     54042800   Shooting/processing of 29km2 of   .09147    1,107,500.00   1,013.00
         Unit No. 1                                              3D seismic
------------------------------------------------------------------------------------------------------------------------------------
 95-125  Chip Lake        Lorrac (Cody)               15015      Parcel B0111 acq. At 4/26/95       2.83        20,380.00     577.00
                                                                 Alberta Land Sale at 54-10W5,
                                                                 22, 23, 28, 27 & Sec. 26.
------------------------------------------------------------------------------------------------------------------------------------
 95-126  Seal             Cody                        25023      Reprocess existing lines 40 and    8.50         4,500.00     383.00
                                                                 44X at 82-14W5
------------------------------------------------------------------------------------------------------------------------------------
 95-127  Sabbath          Cody                        24024      Reprocess 42km of existing data    8.50         8,000.00     680.00
                                                                 at T105,R12W5
------------------------------------------------------------------------------------------------------------------------------------
 95-128  Gilby Viking     Gulf Canada       95-04                Owners to purchase 6-9-41-3W5     0.611        40,000.00     244.00
         Unit No. 1                                              from Gulf Canada
------------------------------------------------------------------------------------------------------------------------------------
 95-129  Nipisi Gilwood   Amoco             95-07                Fracture stimulate 02-25-80-9     .09147      313,080.00     286.00
         Unit No. 1                                              W5, 04-15-81-8 W5, 10-15-80-8
                                                                 W5 and 12-17-80-7 W5
------------------------------------------------------------------------------------------------------------------------------------
 95-130  Mitsue Gilwood   Chevron Canada    95-09                Commence an environmental         .81479      280,100.00   2,282.00
         Sand Unit #1                                            enhancement program to
                                                                 eliminate liq. Discharges to
                                                                 active flare pits in accordance
                                                                 with ERCB IL 94-6.
------------------------------------------------------------------------------------------------------------------------------------
 95-131  Pine Creek       Cody                        15016      Acq. Parcel #A0125 @ May Land      5.95        28,119.00   1,673.00
                                                                 Sale 57-18-W5M: S/2 29
------------------------------------------------------------------------------------------------------------------------------------

1995 AFE LIST  -  SPRUCE HILLS PRODUCTION COMPANY, INC.                 PAGE 12

------------------------------------------------------------------------------------------------------------------------------------
  SHPC                                                                                                      Total Costs   SHPC Costs
 AFE #   AREA                 Operator        MB #      AFE #    Description                       SHPC %        C$            C$
====================================================================================================================================
 95-132  Ghost Pine Unit  Gulf Canada       33-94                Phase 7 1994 drilling program &  1.75046    1,769,895.00  30,981.00
                                                                 tie-in costs for 3 wells.
                                                                 3-9-30-21 W4M
                                                      55611        Drill:              311,075.00
                                                      55612*       Complete:
                                                      55613        Tie-In:              80,825.00

                                                                  Completion costs     420,000.00
                          ----------------------------------------------------------------------------------------------------------
                                                      55614      3-16-30-21 W4M                   1.75046
                                                      55615*       Drill:              311,075.00
                                                      55616        Complete:
                                                                   Tie-in:            173,175.00
                          ----------------------------------------------------------------------------------------------------------
                                                      55617      3-21-30-21- W4M                  1.75046
                                                      55618        Drill:              300,570.00
                                                      55619        Complete:
                                                                   Tie-in:             173,175.00
------------------------------------------------------------------------------------------------------------------------------------
 95-133  Pine Creek       Cody                        35004-S1   Cost overruns at 13-15-57-18      6.3500      243,500.00  15,462.00
                                                                 W5M
------------------------------------------------------------------------------------------------------------------------------------
 95-134  Pine Creek       Cody                        25028      Reprocess E/W seismic line at     6.3500        2,259.00     143.00
                                                                 57-18 W5M
------------------------------------------------------------------------------------------------------------------------------------
 95-135  Nipisi Gas       Amoco             95-02     54043000   Plant modifications necessary     .09147      607,200.00     555.00
         Processing                                              to produce sales specification
         Plant                                                   gas & complete a optim. project
------------------------------------------------------------------------------------------------------------------------------------
 95-136  Ghost Pine Unit  Gulf Canada       08-95                Phase 2 - 1995 Drilling Program  1.75046    1,596,711.00
                                                                 11-08-30-19-W4M
                                                      55675        Drill:              292,313.00                          13,964.00
                                                      55676        Complete:*
                                                      55677        Tie-in:              85,400.00
                                                                   *Completion costs   420,000.00
------------------------------------------------------------------------------------------------------------------------------------
                                                      55678      3-16-30-22-W4M                   1.75046
                                                      55679        Drill:              305,000.00                           6,298.00
                                                      55680        Complete:*
                                                                   Tie-in:              54,800.00
------------------------------------------------------------------------------------------------------------------------------------

1995 AFE LIST  -  SPRUCE HILLS PRODUCTION COMPANY, INC.                 PAGE 13

------------------------------------------------------------------------------------------------------------------------------------
  SHPC                                                                                                      Total Costs   SHPC Costs
 AFE #   AREA                 Operator        MB #      AFE #    Description                       SHPC %        C$            C$
====================================================================================================================================
                                                      55672      10 33 30 22 W4M                  1.75046
                                                      55673        Drill:              322,058.00                           7,044.00
                                                      55674        Complete:*
                                                                   Tie-in:              80,400.00
------------------------------------------------------------------------------------------------------------------------------------
 95-137  Instow Unit      Talisman          95-02     7899       Restore injectivity to           .305707       36,050.00     110.00
                                                                 9-34-9-18W3
------------------------------------------------------------------------------------------------------------------------------------
 95-138  Pine Creek       Cody                        35043      Perforate & eval. a lower zone    6.3500       89,600.00   5,690.00
                                                                 at 13-15-57-18 W5M
------------------------------------------------------------------------------------------------------------------------------------
 95-139  Gilby Gas Plant  Wascana           95-05     41282      Compressor capital equalization   5.8700       Credit     10,256.00
                                                                 @ 10-10-41-03-W5M
------------------------------------------------------------------------------------------------------------------------------------
 95-140  Eta Lake         Cody                        35010      Frac existing cased well at       8.500       325,000.00  27,625.00
                                                                 16-19-50-11W5M
------------------------------------------------------------------------------------------------------------------------------------
 95-141  Cadotte (Excel   Ulster                      D4-1467    Drill, complete and flow test     8.500       239,200.00   6,777.00
         AFE # A-438 R1                                          at 2-26-88-20-W5M
         33.333%)
------------------------------------------------------------------------------------------------------------------------------------
 95-142  Cadotte (Excel   Ulster                      E4-1457    Drill & evaluate Debolt "C"       8.500       227,900.00   6,457.00
         AFE #A-440 R1                                           zone at 5-36-87-19 W5
         33.333%)
------------------------------------------------------------------------------------------------------------------------------------
 95-143  Cadotte (Excel   Ulster                      E4-1464    Drill & evaluate Debolt "A"       8.500       227,900.00   6,457.00
         AFE A-441 R1                                            zone at 11-31-87-19 W5
         33.333%)
------------------------------------------------------------------------------------------------------------------------------------
 95-144  Cadotte (Excel   Ulster                      E4-1465    Drill and evaluate Shunda zone    8.500       227,900.00   6,457.00
         AFE A-442 R1                                            at 7-14-88-19 W5
         33.333%)
------------------------------------------------------------------------------------------------------------------------------------
 95-145  Cadotte (Excel   Ulster                      F4-1535    Pipeline tie-in and install       8.500       262,600.00   7,440.00
         AFE A-482                                               separator at 12-17-87-17 W5M
         33.333%)
------------------------------------------------------------------------------------------------------------------------------------
 95-146  Nipisi Gilwood   Amoco             95-08                Drill, complete, tie-in and      0.09147    1,012,815.00     927.00
         Unit No. 1                                              equip 07-04-079-08-W5
                                                      54042602     Drill:              567,860.00
                                                      54042603     Complete:           702,590.00
                                                                   Tie-in:             310,225.00
------------------------------------------------------------------------------------------------------------------------------------
 95-147  Ghost Pine Unit  Gulf Canada       09-95                Compressor relocation from       1.75046      722,210.00  12,703.00
         No. 1                                        55682      Station 3 to Station 1 Line
                                                      55686      Loop 11-21 to 16-27039022W4                                5,321.00
                                                      55685      Middle Glauconite Comletion at                             3,128.00
                                                      55684      2-24-29-22 W4M Line Loop2-16 to                            1,901.00
                                                                 14-17-32-20-W4M                                            2,353.00
------------------------------------------------------------------------------------------------------------------------------------

1995 AFE LIST  -  SPRUCE HILLS PRODUCTION COMPANY, INC.                 PAGE 14

------------------------------------------------------------------------------------------------------------------------------------
  SHPC                                                                                                      Total Costs   SHPC Costs
 AFE #   AREA                 Operator        MB #      AFE #    Description                       SHPC %        C$            C$
====================================================================================================================================
 95-148  Mitsue Gilwood   Chevron           95-10     440-5-400  Buy down of several Alberta       0.8147      100,000.00     815.00
         Sand Unit No. 1                                         Power electric power contracts.
------------------------------------------------------------------------------------------------------------------------------------
 95-149  Spirit River     Norcen            95-09                Audit for revenue and            0.47593       13,500.00      64.00
         Triassic Unit                                           expenditures for 1993 and 1994
         #1
------------------------------------------------------------------------------------------------------------------------------------
 95-150  Chinchaga        Cody                        15019      Acquire parcel B0182 at 5/24       4.25       710,030.00   1,282.00
                                                                 sale
------------------------------------------------------------------------------------------------------------------------------------
 95-151  Nipisi Gilwood   Amoco             95-09                Zonal isolationof NGU #190       .091479       51,900.00      47.00
         Unit No. 1                                              (04-34-079-08 W5)
------------------------------------------------------------------------------------------------------------------------------------
 95-152  Two Creek        Summit Res.                 CF940033/1 Contract labor cost and longer     4.25        39,000.00   1,658.00
                                                                 construction time due to
                                                                 inclement weather
------------------------------------------------------------------------------------------------------------------------------------
 95-153  Two Creek        Summit Res.                 CF940034/1                                    4.25        31,000.00   1,318.00

------------------------------------------------------------------------------------------------------------------------------------
 95.154  Two Creek        Summit Res.                 CF940035/1                                    4.25        66,000.00   2,805.00
------------------------------------------------------------------------------------------------------------------------------------
 95-155  Two Creek        Summit Res.                 CF940036/1 Contract labor cost and longer     4.25        49,000.00   2,083.00
                                                                 construction time due to
                                                                 inclement weather
------------------------------------------------------------------------------------------------------------------------------------
 95-156  Wolf Creek       Poco                        MW5014     Construct access road to           4.25        83,000.00   3,528.00
                                                                 wellsite at
                                                                 00/06-29-051-15 W5M/0
------------------------------------------------------------------------------------------------------------------------------------
 95-157  Kaybob    (Cody) Can. Hunter                 300794S1   To supplement the drill of         6.38        84,241.00   5,375.00
                                                                 9-7-65-16 W5M
------------------------------------------------------------------------------------------------------------------------------------
 95-158  Pine C(Enerplus) Mark Res.                   30123-S2   Drill, evaluate & complete         5.95       302,450.00  17,996.00
                                                      AD94M002   supplement
------------------------------------------------------------------------------------------------------------------------------------
 95-159  Pine C(Enerplus) Mark Res.                   40634-S2   Drill, evaluate & complete         5.95       234,200.00  13,935.00
                                                      AD94MO31   supplement
------------------------------------------------------------------------------------------------------------------------------------
 95-160  Mitsue Gilwood   Chevron           95-11     412-5-400  Instrument upgrade at Mitsue      0.8147      118,500.00     965.00
         Sand Unit No. 1                                         fresh water intake
------------------------------------------------------------------------------------------------------------------------------------
 95-161  Spirit River     Norcen            95-11                Acidize 16-8-78-6W6               0.4759       50,000.00     238.00
         Triassic Unit
         #1
------------------------------------------------------------------------------------------------------------------------------------
 95-162  Spirit River     Norcen            95-10                Purchase of 3-phase satellite     0.4759       50,000.00     238.00
         Triassic Unit                                           skid for testing the high rate
         #1                                                      wells.
------------------------------------------------------------------------------------------------------------------------------------

1995 AFE LIST  -  SPRUCE HILLS PRODUCTION COMPANY, INC.                 PAGE 15

------------------------------------------------------------------------------------------------------------------------------------
  SHPC                                                                                                      Total Costs   SHPC Costs
 AFE #   AREA                 Operator        MB #      AFE #    Description                       SHPC %        C$            C$
====================================================================================================================================
 95-163  Spirit River     Norcen                                 Plant turnaround prev. reported   0.4759
         Triassic Unit                                           in 1995 oper. forecast Total
         #1                                                      cost  C$ 50,000.00 - SHPC
                                                                 C$1,142.00
------------------------------------------------------------------------------------------------------------------------------------
 95-164  Grand Forks      Morrison Petrol.            9521070    Drill, case & complete             5.39         4,842.00     261.00
         East  (Enerplus)                                        5-4-12-13-W4
------------------------------------------------------------------------------------------------------------------------------------
 95-165  Grand Forks      Morrison Petrol.            9521071    Drill, case & complete             5.39         4,842.00     261.00
         East (Enerplus)                                         02/4-4-12-13-W4
------------------------------------------------------------------------------------------------------------------------------------
 95-166  Brazeau River    Gulf Canada       02-95                Custom compression agreement
         Gas Unit No. 1                                          with Tekerra Gas, Husky & Encal
------------------------------------------------------------------------------------------------------------------------------------
 95-167  Leahurst         PanCanadian       1-95      041G207    Install a larger pumpjack and    .030647       35,228.00     108.00
         Glauconitic "B"                                         high strength rods at
         Pool Unit                                               14-34-37-18 W4
         Marion Lake
------------------------------------------------------------------------------------------------------------------------------------
 95-168  Ghost Pine Gas   Gulf Canada       04-95     55702      Install a lube oil coalescing    1.75046      119,500.00   2,092.00
         Plant                                                   filter/separator
------------------------------------------------------------------------------------------------------------------------------------
 95-169  Enchant          Magna Carta Oil             95501      Run bottom hole pump to            8.5         35,072.00   2,981.00
                                                                 enchance production at
                                                                 11A-33-14-17 W4M
------------------------------------------------------------------------------------------------------------------------------------
 95-170  Buck Lake        Enerplus                    300895     Install Alder Flats crude oil      5.22
                                                                 line from 7-34 & 10-34 to
                                                                 14-31-45-6-W5M   (FOR
                                                                 INFORMATION ONLY) C$1,638
                                                                 SHPC C$85
------------------------------------------------------------------------------------------------------------------------------------
 95-171  Chinchaga        Cody                        35047      Drill, eval, & complete well in    8.50       579,050.00  49,219.00
                                                                 the Bluesky formation at
                                                                 12-30-96-07-W6
                                                                   D&C:                579,050.00
                                                                   D&A:                414,550.00
------------------------------------------------------------------------------------------------------------------------------------
 95-172  Ghost Pine Unit  Gulf Canada       11-95     55703      Drill at 14-20-30-22 W4M         1.75046      100,540.00   1,760.00
------------------------------------------------------------------------------------------------------------------------------------
 95-173  Ghost Pine Unit  Gulf Canada       10-95     55650      Tie-in 03-18-30-22 W4M           1.75046      293,500.00   5,138.00
------------------------------------------------------------------------------------------------------------------------------------
 95-174  Instow Unit      Talisman Energy   95-03     8344       Upgrade alarm system.  FOR       .305707
                                                                 INFORMATION ONLY. C$37,390 SHPC
                                                                 C$114.
------------------------------------------------------------------------------------------------------------------------------------
 95-175  Nipisi Gilwood   Amoco             95-10     54043400   Convert well #251 from shut-in   .091479      147,500.00     135.00
         Unit No. 1                                              producer to produced water
                                                                 injector
------------------------------------------------------------------------------------------------------------------------------------

1995 AFE LIST  -  SPRUCE HILLS PRODUCTION COMPANY, INC.                 PAGE 16

------------------------------------------------------------------------------------------------------------------------------------
  SHPC                                                                                                      Total Costs   SHPC Costs
 AFE #   AREA                 Operator        MB #      AFE #    Description                       SHPC %        C$            C$
====================================================================================================================================
 95-176  Chinchaga        Cody Energy                 35048      D&C at 12 31 96 07 W6              8.50       561,950.00
                                                                   D&C:                561,950.00                          47,767.00
                                                                   D&A:                397,450.00
------------------------------------------------------------------------------------------------------------------------------------
 95-177  Chinchaga        Cody Energy                 35049      D&C at 13-20-96-07-W6M             8.50       564,850.00
                                                                   D&C:                584,850.00                          48,012.00
                                                                   D&A:                400,350.00
------------------------------------------------------------------------------------------------------------------------------------
 95-178  Veteran West     Cody Energy                 25025      Purchase 4 lines of seismic        8.50        36,400.00   2,941.00
                                                                 trade data to eval. June's
                                                                 landsale postings.
------------------------------------------------------------------------------------------------------------------------------------
 95-179  Wolf Creek       Cody Energy                 15020      Construct access road to           4.25        83,000.00   3,528.00
                                                                 6-29-51-15W5M
------------------------------------------------------------------------------------------------------------------------------------
 95-180  Veteran          Cody Energy                 45005      Replace BH tubing pump to rod      4.25        25,550.00   1,086.00
                                                                 insert pump @ 6A-34-34-8-W4M
------------------------------------------------------------------------------------------------------------------------------------
 95-181  Sturgeon Lake    Cody Energy                 35040      Install submer. pump to incre.    2.125       136,902.00   2,909.00
                                                                 prod. @ 2-23-66-22W5
------------------------------------------------------------------------------------------------------------------------------------
 95-182  Instow           Talisman Energy   95-04                Drill, complete &  tie-in two     .3057       807,000.00   2,467.00
                                                      8410       wells 4-07-10-18 W3M &
                                                      8411       12-25-09-18 W3M
                                                      8412         Drill:              200,000.00
                                                      8413         Complete:           289,400.00
                                                      8414         Tie-in:             116,045.00
                                                      8415       12-25-09-18 W3M
                                                                   Drill:              200,000.00
                                                                   Complete:           289,000.00
                                                                   Tie-in:             112,740.00
------------------------------------------------------------------------------------------------------------------------------------
 95-183  Enchant          Magna Carta Oils            95502      Replace BH pump and install        8.5         35,752.00   3,039.00
                                                                 temp. battery @ 11-33-14-17 W4M
------------------------------------------------------------------------------------------------------------------------------------
 95-184  Nipisi Gilwood   Amoco Canada      95-11     54043600   Purchase & install booster pump  .091479      241,990.00   2,214.00
         Unit No. 1                                              @ 12-11-080-08W5 & also to
                                                                 serve 04-10-081-08W5 &
                                                                 10-10-081-08W5
------------------------------------------------------------------------------------------------------------------------------------
 95-185  Sierra South     Cody                        25008      Shoot 9 km of seismic at Blocks    4.25        59,376.00   2,523.00
                                                                 K&L /094-I-11
------------------------------------------------------------------------------------------------------------------------------------

1995 AFE LIST  -  SPRUCE HILLS PRODUCTION COMPANY, INC.                 PAGE 17

------------------------------------------------------------------------------------------------------------------------------------
  SHPC                                                                                                      Total Costs   SHPC Costs
 AFE #   AREA                 Operator        MB #      AFE #    Description                       SHPC %        C$            C$
====================================================================================================================================
 95-186  Canada           SHPC                        95-186     Canadian Reserve Report            100        200,000.00 200,000.00
                                                                 McDaniel & Assoc. for upcoming
                                                                 sale.
------------------------------------------------------------------------------------------------------------------------------------
 95-187  Buck Lake East   Mannville (Cody)            15006      Acq. Parcel for E/2 28-46-5 W5M    1.96        27,435.00     538.00
                                                                 @ 2/1/95 Land Sale
------------------------------------------------------------------------------------------------------------------------------------
 95-188  Instow Unit      Talisman Energy   95-05     8341       Replace #3 water station piping   .30570       36,312.00     111.00
                                                                 on dischg. side of inject
                                                                 pumps.
------------------------------------------------------------------------------------------------------------------------------------
 95-189  Instow Unit      Talisman Energy             8482       Replace heater @ 15-33-9-18W3     .30570       10,475.00      32.00
------------------------------------------------------------------------------------------------------------------------------------
 95-190  Ghost Pine Unit  Gulf Canada                 55724      1995 Drilling Program (Phase I)  1.75046
                                                                 overexpenditure @ 05-16-30-22
                                                                 W4M FOR INFORMATION ONLY.
                                                                 C$45,000 @ 1.75046 SHPC C$788.
------------------------------------------------------------------------------------------------------------------------------------
 95-191  Halkirk Upper    Resman O&G        HUMR95-02 CD-3404-96 Drill, complete & equip water     .49538      354,500.00
         Mannville 'R'                                           injec. well @
         Pool                                                    08-06-038-17W4.                                            1,756.00
                                                                   D&C:                354,500.00
                                                                   D&A:                149,500.00
------------------------------------------------------------------------------------------------------------------------------------
 95-192  Halkirk Upper    Resman O&G        HUMR95-02 CD-3405-96 Drill, complete & equip water     .49538      344,000.00
         Mannville 'R'                                           injec. well @                                              1,704.00
         Pool                                                    3B-31-037-17W4.
                                                                   D&C:                344,000.00
------------------------------------------------------------------------------------------------------------------------------------
 95-193  Chip Lake        Cody (Lorrac)               25013      Acq. 7.5 km of test seismic        2.83        48,329.00   1,368.00
                                                                 line @ 54-10 W5M
------------------------------------------------------------------------------------------------------------------------------------
 95-194  Chip Lake, AB    Cody (Lorrac)               25032      Reshoot portion of Line #CH106     2.83        23,110.00     654.00
                                                                 @ 054-10 W5M
------------------------------------------------------------------------------------------------------------------------------------
 95-195  Bl(SHPCr#94-216) Cody                        34011-S1   Supple. costs to drill &           8.50       123,800.00  10,523.00
                                                                 evaluate 9C-12-041-04 W4M
------------------------------------------------------------------------------------------------------------------------------------
 95-196  Pin(seeeSHPC #94-Cody                        34064-S1   Overexpenditures for D&C @        2.975       556,700.00  16,562.00
         145)             (Mark Res.)                 AS94MO73   2-21-57-18W5
------------------------------------------------------------------------------------------------------------------------------------
 95-197  Sturgeon Lake    Cody                        45003-S    Acid job which was not incl. in   2.125        57,200.00   1,216.00
                          (Ascot Energy)              95101S     orginal scope of project @
                                                                 2-23-68-22 W5M
------------------------------------------------------------------------------------------------------------------------------------

1995 AFE LIST  -  SPRUCE HILLS PRODUCTION COMPANY, INC.                 PAGE 18

------------------------------------------------------------------------------------------------------------------------------------
  SHPC                                                                                                      Total Costs   SHPC Costs
 AFE #   AREA                 Operator        MB #      AFE #    Description                       SHPC %        C$            C$
====================================================================================================================================
 95-198  Ghost Pine Unit  Gulf Canada       12 95                Drill, complete & tie in @ 14    1.75046      568,258.00
                                                      55730      17-30-22 W4M                                               9,947.00
                                                      55731        D&C:                435,258.00
                                                      55732        D&A:
                                                                   Tie-in:             133,000.00
------------------------------------------------------------------------------------------------------------------------------------
 95-199  Rat Creek        Cody Energy                 44002      Equip well 1-25-50-13 W5M for      8.50        61,100.00   5,194.00
                                                                 gas production
------------------------------------------------------------------------------------------------------------------------------------
 95-200  Rat Creek        Cody Energy                 35021      Equip well 16-19-50-12 W5M for     8.50        61,100.00   5,185.00
                                                                 gas production
------------------------------------------------------------------------------------------------------------------------------------
 95-201  Instow Unit      Talisman Energy             8511       Put in 5 PCP drive guards @       .3057         6,539.00      20.00
                                                                 1-7-10-18W3, 11-7-10-18W3,
                                                                 3-4-10-18W3, 13-34-9-18W3 &
                                                                 15-33-9-18W3.  FOR INFORMATION
                                                                 ONLY.
------------------------------------------------------------------------------------------------------------------------------------
 95-202  Nipisi Gilwood   Amoco             95-12     54043700   D&C and equip at 04-20-079-08     .09147      977,565.00     894.00
         Unit No. 1                                   54043701   W5
                                                                   D&C:                  $667,340
                                                                   Tie-in:               $310,225
------------------------------------------------------------------------------------------------------------------------------------
 95-203  Cadotte          Ulster                      P5-1880    10-34-86-18W5 gas plant -        2.42832       60,000.00   1,457.00
                                                                 turnaround
------------------------------------------------------------------------------------------------------------------------------------
 95-204  Pembina-Musreau  Pembina Res.                A395418    Abandon @ 06-04-065-05 W6M        3.750       101,788.00   3,817.00
         Lake
------------------------------------------------------------------------------------------------------------------------------------
 95-205  Gilby            Wascana Energy    95-07     41410      1995 Gilby 10-10-41-3 W5M Gas     5.870        63,600.00   3,733.00
                                                                 Plant turnaround
------------------------------------------------------------------------------------------------------------------------------------
 95-206  Mitsue Gilwood   Chevron           95-12     440-5-418  Permanent abandonment and         .81470    1,287,125.00   1,048.00
         Sand Unit No. 1                              440-6-400  reclamation of 39 unit  wells.
------------------------------------------------------------------------------------------------------------------------------------
 95-207  Mitsue Gilwood   Chevron           95-13     440-5-423  Repair casing @ 4-5-72-4 W5M      .81470      100,400.00     818.00
         Sand Unit No. 1
------------------------------------------------------------------------------------------------------------------------------------
 95-208  Nipisi Gilwood   Amoco             95-13     54043800   Purchase & install pump @ Water   .09147      718,700.00     657.00
         Unit No. 1                                              Plant #3
------------------------------------------------------------------------------------------------------------------------------------
 95-209  Gilby Gas Plant  Wascana           95-06                Audit of Chart Reading            5.870
                                                                 Services:                                       7,459.00     438.00
                                                                         1986-1987 Operations:
------------------------------------------------------------------------------------------------------------------------------------
 95-209  Gilby Gas Plant  Wascana           95-06                1988-1989 Operations:                          10,662.00     626.00
------------------------------------------------------------------------------------------------------------------------------------
 95-210  Ghost Pine Unit  Gulf Canada       14-95     55740      P&A well 07-21-31-22 W4M         1.75046       78,500.00   1,374.00
------------------------------------------------------------------------------------------------------------------------------------
 95-211  Deleted
------------------------------------------------------------------------------------------------------------------------------------

1995 AFE LIST  -  SPRUCE HILLS PRODUCTION COMPANY, INC.                 PAGE 19

------------------------------------------------------------------------------------------------------------------------------------
  SHPC                                                                                                      Total Costs   SHPC Costs
 AFE #   AREA                 Operator        MB #      AFE #    Description                       SHPC %        C$            C$
====================================================================================================================================
 95-212  Pembina          Cody Energy                 32035      Drill to Bannff frm. & evaluate    8.50       504,355.00  42,868.00
                          (Mannville O&G)                        @ 12-36-48-06 W5M
------------------------------------------------------------------------------------------------------------------------------------
 95-213  Nipisi Gilwood   Amoco             95-15     54044000   Purchase of Cal Ven leased       .091479      140,000.00     128.00
         Unit No. 1                                              pipelines .
------------------------------------------------------------------------------------------------------------------------------------
 95-214  Ghost Pine Unit  Gulf Canada       16-95     55788      Drill, complete & tie-in three   1.75046    1,839,270.00  32,196.00
                                                      55789      wells :
                                                      55790      09-04-30-20 W4M
                                                      55791      15-33-29-20 W4M
                                                      55792      01-16-30-20 W4M
                                                      55793
                                                      55794
                                                      55795
                                                      55796
------------------------------------------------------------------------------------------------------------------------------------
 95-215  Veteran          Cody Energy                 45017      Purchase & install screw pump      4.25        30,000.00   1,275.00
         (Provost)                                               to increase production @ 12d-
                                                                 36-034-08 W5M
------------------------------------------------------------------------------------------------------------------------------------
 95-216  Veteran          Cody Energy                 45016      Purchase & install screw pump      4.25        33,000.00   1,403.00
         (Provost)                                               to increase production @ 05d-
                                                                 36-034-08 W4M
------------------------------------------------------------------------------------------------------------------------------------
 95-217  Veteram          Cody Energy                 45015      Purchase & install screw pump      4.25        15,000.00     638.00
         (Provost)                                               to increase production @ 04C-
                                                                 36-034-08 W4M
------------------------------------------------------------------------------------------------------------------------------------
 95-218  Mitsue Gilwood   Chevron           95-14     440-5-425  Repair tubing leak @ 9-15-71-4    .81470       97,500.00     794.00
         Sand Unit No. 1                                         W5M
------------------------------------------------------------------------------------------------------------------------------------
 95-219  Ghost Pine Unit  Gulf Canada       Orig.     55748      Over expenditure to complete     1.75046       50,000.00     875.00
                                            09-95                well 02-24-29-22 W4M - FOR
                                                                 INFORMATION ONLY
------------------------------------------------------------------------------------------------------------------------------------
 95-220  Rat Creek        Cody Energy                 45010      Restim. Rock Creek zone @ 16-      8.50       265,200.00  22,542.00
                                                                 19-050-12 W5M
------------------------------------------------------------------------------------------------------------------------------------
 95-221  Nipisi Gilwood   Amoco             95-14     54043900   Construct water injec. P/L with  .091479    1,252,100.00   1,145.00
         Unit No. 1                                              liner
------------------------------------------------------------------------------------------------------------------------------------
 95-222  Ghost Pine Unit  Gulf Canada       13-95     55745      Complete well @  12-36-30-23     1.75046      304,210.00   5,325.00
                                                      55741        W4M                     758.00
                                                      55743      Comp. & Tie-in @ 10-15-30-23
                                                                   W4M                   1,738.00
                                                                                         2,829.00
------------------------------------------------------------------------------------------------------------------------------------
 95-223  Halkirk Upper    Resman O&G        HUM95-03  CW-3409-96 Installation of artificial lift  0.49538       79,000.00     392.00
         Mannville "R"                                           equip. on 13-30-037-17W4.
------------------------------------------------------------------------------------------------------------------------------------

1995 AFE LIST  -  SPRUCE HILLS PRODUCTION COMPANY, INC.                 PAGE 20

------------------------------------------------------------------------------------------------------------------------------------
  SHPC                                                                                                      Total Costs   SHPC Costs
 AFE #   AREA                 Operator        MB #      AFE #    Description                       SHPC %        C$            C$
====================================================================================================================================
 95-224  Pine Creek       Cody Energy                 35044      Drill & complete costs for 06               1,300,200.00
                                                                 22-057-18 W5M                      6.35
                                                                   D&A:                776,350.00                          82,563.00
                                                                   D&C:              1,300,200.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Total  119,014,465.8 2,504,069.01
------------------------------------------------------------------------------------------------------------------------------------